UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NANO DIMENSION LTD.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NANO DIMENSION LTD.

60 Tower Road, Waltham, Massachusetts 02451

November 10, 2026

Dear Nano Dimension Ltd. Shareholder:

You are cordially invited to attend the 2026 Annual General Meeting of Shareholders (including any postponements, reschedulings or continuations thereof, the “Annual Meeting” or the “AGM”) of Nano Dimension Ltd. (“Nano Dimension,” “Nano,” or the “Company”), to be held virtually on December 29, 2026, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), at the following Internet address: https://teams.microsoft.com/meet/3316167967228266?p=TNyy8LM2MnSk1oySDD.

At the Annual Meeting, the Company’s shareholders will be asked to consider and vote on the matters discussed in the enclosed Notice of Annual General Meeting of Shareholders (the “Notice”). Nano’s Board of Directors recommends that you vote “FOR” Proposals No. 1, 2, 3, 5, 6 and 7 and “EVERY ONE YEAR” for Proposal 4, for the reasons set forth in the Notice and the enclosed Proxy Statement (the “Proxy Statement”).

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice and Proxy Statement, please vote at your earliest convenience by following the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

We urge all of our shareholders to review our 2025 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, which is available on our website at https://investors.nano-di.com or on the SEC’s website at www.sec.gov.

Thank you for being a Nano Dimension shareholder and your continued support.

Sincerely,

/s/ Phillip Borenstein

Phillip Borenstein

Chairman of the Board of Directors

NANO DIMENSION LTD.

60 Tower Road, Waltham, Massachusetts 02451

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held on December 29, 2026

Notice is hereby given that Nano Dimension Ltd. (“Nano Dimension,” “Nano,” or the “Company”) will hold its Annual General Meeting of Shareholders (including any postponements, reschedulings or continuations thereof, the “Annual Meeting”), virtually via a live online webcast at https://teams.microsoft.com/meet/3316167967228266?p=TNyy8LM2MnSk1oySDD on December 29, 2026 at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), for the following purposes:

•
Proposal One: To re-elect the Class I director, Paul Fruchthandler, to hold office until the 2027 annual general meeting of shareholders, the two Class II directors, Moshe Rozenbaum, and Nadav Kidron, to hold office until the 2028 annual general meeting of shareholders, and the two Class III directors, Phillip Borenstein and Eliezer Eli Tarlow, to hold office until the 2029 annual general meeting of shareholders, or until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•
Proposal Two: To approve and ratify the removal of KPMG LLP and the appointment of Kesselman & Kesselman (“PwC Israel”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the next annual meeting, and to authorize the Board of Directors to determine their compensation;
•
Proposal Three: To approve, on a non-binding advisory basis, compensation for the Company’s named executive officers (“say-on-pay votes”);
•
Proposal Four: To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes;
•
Proposal Five: To approve an extension of the Company’s Employee Stock Option Plan;
•
Proposal Six: To approve and adopt the Company’s revised Compensation Policy and compensation for non-executive directors;
•
Proposal Seven: To approve the compensation terms of the Company’s Chief Executive Officer, Moshe Rozenbaum; and
•
To transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

In addition, the auditor’s report and our consolidated financial statements for the year ended December 31, 2025 will be reviewed and discussed at the Annual Meeting.

The foregoing proposals are described in detail in the enclosed proxy statement (the “Proxy Statement”), which we urge you to read in its entirety. Our Board of Directors recommends that you vote “FOR” Proposals No. 1, 2, 3, 5, 6 and 7 and “EVERY ONE YEAR” for Proposal 4. Only shareholders of record at the close of business on November 4, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON December 29, 2026

This Notice of Annual General Meeting of Shareholders and the Proxy Statement are available at https://investors.nano-di.com/2026-AGM-Proxy-Statement and our 2025 Annual Report is available at https://www.nano-di.com/. The Proxy Statement is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

This Notice of Annual General Meeting of Shareholders (the “Notice”) is being mailed on or about November 10, 2026 to all shareholders entitled to vote at the Annual Meeting.

Detailed proxy voting instructions are provided in the Notice of Internet Availability of Proxy Materials or on the proxy card you received in the mail. You may vote over the Internet, by phone, or by signing and returning the proxy card you received in the mail. Holders of American Depositary Shares representing our ordinary shares should vote by the date set forth on their voting instruction form. You may also vote during the meeting by following the instructions on the meeting website and entering the control number found on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the Notice and Proxy Statement, please vote at your earliest convenience by following the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

By Order of the Board of Directors,

/s/ Phillip Borenstein

Phillip Borenstein

Chairman of the Board of Directors

Table of Contents

Page

PROXY STATEMENT	1
PROPOSAL ONE - RE-ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
EXECUTIVE COMPENSATION	18
PAY VERSUS PERFORMANCE	27
DELINQUENT SECTION 16(a) REPORTS	31
AUDIT COMMITTEE REPORT	31
PROPOSAL TWO - APPROVAL AND RATIFICATION OF THE REMOVAL OF KPMG AS NANO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE APPOINTMENT OF KESSELMAN & KESSELMAN ("PWC ISRAEL") AS NANO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZING THE BOARD OF DIRECTORS TO DETERMINE THEIR COMPENSATION UNTIL THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	33
PROPOSAL THREE - APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE 2025 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	36
PROPOSAL FOUR - ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	37
PROPOSAL FIVE - TO APPROVE AN EXTENSION OF THE COMPANY'S EMPLOYEE STOCK OPTION PLAN (2015)	38
PROPOSAL SIX - APPROVAL AND ADOPTION OF THE REVISED COMPENSATION POLICY AND COMPENSATION FOR NON-EXECUTIVE DIRECTORS	43
PROPOSAL SEVEN - TO APPROVE THE COMPENSATION TERMS OF THE COMPANY'S CHIEF EXECUTIVE OFFICER, MR. MOSHE ROZENBAUM	46

NANO DIMENSION LTD.

60 Tower Road, Waltham, Massachusetts 02451

PROXY STATEMENT

FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2026

The enclosed proxy is being solicited by the board of directors (the “Board of Directors”) of Nano Dimension Ltd. (the “Company”) for use at the Company’s Annual General Meeting of Shareholders (including any postponements, reschedulings or continuations thereof, the “Meeting”) to be held virtually via a live online webcast at https://teams.microsoft.com/meet/3316167967228266?p=TNyy8LM2MnSk1oySDD on December 29, 2026 at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), or at any adjournment or postponement thereof.

This Proxy Statement (the “Proxy Statement”) and the accompanying proxy card are first being made available to shareholders on or about November 10, 2026.

Upon the receipt of a properly executed proxy in the form enclosed, the persons named as proxies therein will vote (i) the Company’s ordinary shares, par value NIS 5.00 each (the “Ordinary Shares”) and (ii) the American Depositary Shares (“ADSs”), representing the Ordinary Shares covered thereby in accordance with the directions set forth in the proxy.

Purpose of the Annual General Meeting

At the Meeting, shareholders will be asked to consider and vote upon the following matters:

•
Proposal One: To re-elect the Class I director, Paul Fruchthandler, to hold office until the 2027 annual general meeting of shareholders, the two Class II directors, Moshe Rozenbaum, and Nadav Kidron, to hold office until the 2028 annual general meeting of shareholders, and the two Class III directors, Phillip Borenstein and Eliezer Eli Tarlow, to hold office until the 2029 annual general meeting of shareholders, or until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•
Proposal Two: To approve and ratify the removal of KPMG LLP and the appointment of Kesselman & Kesselman (“PwC Israel”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the next annual meeting, and to authorize the Board of Directors to determine their compensation;
•
Proposal Three: To approve, on a non-binding advisory basis, compensation for the Company’s named executive officers (“say-on-pay votes”);
•
Proposal Four: To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes;
•
Proposal Five: To approve an extension of the Company’s Employee Stock Option Plan;
•
Proposal Six: To approve and adopt the Company’s revised Compensation Policy and compensation for non-executive directors;
•
Proposal Seven: To approve the compensation terms of the Company’s Chief Executive Officer, Moshe Rozenbaum; and
•
To transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

In addition, the auditor’s report and our consolidated financial statements for the year ended December 31, 2025 will be reviewed and discussed at the Meeting.

We are not currently aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies intend to vote on such matters in accordance with the judgment of the Board of Directors.

Only shareholders of record at the close of business on November 4, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, or any adjournment or postponement thereof.

Foreign Private Issuer Disqualification

Effective January 1, 2026, the Company ceased to qualify as a “foreign private issuer” under Rule 405 of the Securities Act of 1933, as amended. Consequently, the Company is now subject to the proxy rules contained in Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Proxy Statement represents the Company’s first filing on Schedule 14A in connection with its annual general meeting and includes disclosures prepared in accordance with Regulation S-K Items 402 (Executive Compensation), 404 (Transactions with Related Persons), and 407 (Corporate Governance).

Recommendation of the Board of Directors

Nano’s Board of Directors recommends a vote “FOR” Proposals No. 1, 2, 3, 5, 6 and 7 and “EVERY ONE YEAR” for Proposal 4, as set forth in this Proxy Statement.

Quorum

Two or more shareholders present, personally or by proxy, holding not less than 25% of the outstanding Ordinary Shares, shall constitute a quorum for the Meeting. If within half an hour from the time the Meeting is convened a quorum is not present, the Meeting shall stand adjourned and the adjourned meeting shall be held on the same day, December 29, 2026 at 6:00 p.m. Israel time (11:00 a.m. Eastern Time). If a quorum is not present at the adjourned meeting within half an hour from the time appointed for such meeting, any number of shareholders present personally or by proxy shall be deemed a quorum and shall be entitled to deliberate and to resolve in respect of the matters for which the Meeting was convened.

Abstentions and “broker non-votes” are counted for the purpose of determining a quorum.

As of the Record Date, 198,231,571 Ordinary Shares (including Ordinary Shares represented by ADSs) were issued and outstanding. Each Ordinary Share is entitled to one vote on each matter to be voted on at the Meeting.

Required Vote

Pursuant to the Israeli Companies Law, 5759-1999 (the “Companies Law”), approval of each of Proposals No. 1, 2 and 5 described hereinafter requires the affirmative vote of shareholders present at the Meeting, in person or by proxy, and holding Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast by shareholders with respect to such proposal (a “Simple Majority”).

With respect to Proposal No. 3, a Simple Majority is required to approve. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

With respect to Proposal No. 4, a Simple Majority is required to approve one of the options. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. If none of the options receives a Simple Majority vote, the option that receives the highest number of votes cast will be considered to be the frequency selected by the shareholders.

Pursuant to the Companies Law, approval of each of Proposals No. 6 and 7 described hereinafter is subject to the fulfillment of the aforementioned Simple Majority and also one of the following additional voting requirements: (i) the majority of the shares that are voted at the Meeting in favor of such Proposal, excluding abstentions, include a majority of the votes of shareholders who are not controlling shareholders and do not have a personal interest in the Proposal; or (ii) the total number of shares of the shareholders mentioned in clause (i) above that are voted against such Proposal does not exceed 2% of the total voting rights in the Company (a “Special Majority”).

For this purpose, “personal interest” is defined under the Companies Law as: (1) a shareholder’s personal interest in an act or a transaction of the Company, including (i) the personal interest of any of his or her relatives (which includes for these purposes foregoing shareholder’s spouse, siblings, parents, grandparents, descendants, and spouse’s descendants, siblings, and parents, and the spouse of any of the foregoing); (ii) a personal interest of a corporation in which a shareholder or any of his/her aforementioned relatives serve as a director or the chief executive officer, owns at least 5% of its issued share capital or its voting rights or has the right to appoint a director or chief executive officer; and (iii) a personal interest of an individual voting via a power of attorney given by a third party (even if the empowering shareholder has no personal interest), and the vote of an attorney-in-fact shall be considered a personal interest vote if the empowering shareholder has a personal interest, and all with no regard as to whether the attorney-in-fact has voting discretion or not, but (2) excludes a personal interest arising solely from the fact of holding shares in the Company.

For this purpose, a “controlling shareholder” is any shareholder that can direct the Company’s activities (other than by means of being a director or officer of the Company). A person is presumed to be a controlling shareholder if he or she holds or controls, by himself or together with others, one half or more of any one of the “means of control” of a company. “Means of control” is defined as any one of the following: (i) the right to vote at a general meeting of a company, or (ii) the right to appoint directors of a company or its chief executive officer.

In accordance with the Israeli Companies Regulations (Reliefs for Companies with Securities Listed on Foreign Stock Exchanges), 5760-2000 (the “Relief Regulations”), a shareholder submitting a vote for each of Proposals 6 or 7 is deemed to confirm to the Company that such shareholder does not have a “Personal Interest” in such Proposal and is not a “controlling shareholder”, unless such shareholder had delivered to the Company a notice in writing stating otherwise, no later than 5:00 p.m., Israel time (10:00 a.m. Eastern Time), on December 23, 2026, to the attention of Mr. Itay Mandel. If you hold your shares in a “street name” (i.e., shares that are held through a bank, broker or other nominee) and believe that you are a controlling shareholder or possess a personal interest in the approval of Proposals No. 6 and 7, you may also contact the representative managing your account, who could then contact Mr. Mandel on your behalf.

Abstentions and broker non-votes are not counted as votes cast and will have no effect on Proposals No. 1, 3, 4, 5, 6 and 7. Brokers will not have discretionary authority to vote on any Proposal other than Proposal No. 2.

The presentation and discussion of the Company’s audited financial statements for the year ended December 31, 2025 and the Company’s annual report for the year 2025, will not require a vote by the shareholders and accordingly there is no proposed resolution.

In accordance with the Companies Law, and regulations promulgated thereunder, shareholders of the Company holding at least 1% of the outstanding voting rights of the Company for the Meeting may submit to the Company a proposed additional agenda item for the Meeting (and in case of a proposed additional agenda item for nominating or removal of a director, at least 5% of the outstanding voting rights of the Company) to Mr. Itay Mandel, e-mail address: itay.mandel@nano-di.com, no later than November 17, 2026.

It is noted that there may be changes on the agenda after publishing the Proxy Statement. Therefore, the most updated agenda will be furnished to the SEC on a Current Report on Form 8-K and will be made available to the public on the SEC’s website at www.sec.gov.

How You Can Vote

Holders of ADSs

A form of proxy for use at the Meeting is attached to this Proxy Statement, and a voting instruction form, together with a return envelope, will be sent to holders of ADSs. ADS holders should vote by the date set forth on their voting instruction form. Online and telephone voting will be possible at any time before December 22, 2026 at 11:59 p.m. Eastern Time.

Holders of Ordinary Shares

Shareholders holding Ordinary Shares may (i) deliver a properly executed proxy in the attached form to the Company no later than 12:00 p.m. Eastern Time on December 23, 2026, to the Company’s registered address (“Registered Address”) at 60 Tower Road, Waltham, MA 02451, Attention: Mr. Itay Mandel, including a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended (“Proof of Ownership”), as proof of ownership of the shares on the Record Date; or (ii) vote their shares virtually at the Meeting subject to submission of a Proof of Ownership.

Subject to applicable law and the rules of the Nasdaq Stock Market, in the absence of such directions, and except as otherwise mentioned in this Proxy Statement, the Ordinary Shares represented thereby will be voted “FOR” Proposals No. 1, 2, 3, 5, 6 and 7 and voted “EVERY ONE YEAR” for Proposal 4.

In addition, shareholders of record (other than the Bank of New York Mellon) can surrender their shares with the Bank of New York Mellon in order to convert such shares to ADSs and vote as a holder of ADSs with the Bank of New York Mellon, provided such shareholders of record complete such conversion and registration of said shares to ADSs with the Bank of New York Mellon prior to the Record Date.

Revocation of Proxies

Shareholders and/or holders of ADSs may revoke a proxy in one of the following ways: (i) by written notice of revocation delivered to the Company’s Registered Address (in the case of holders of Ordinary Shares) or with the Bank of New York Mellon (in the case of holders of ADSs), at any time before the time of the Meeting; (ii) by written notice of revocation of the proxy or voting instruction form (“VIF”) delivered at the Meeting to the chair of the Meeting; (iii) by signing and returning a proxy card to the Company (in the case of holders of Ordinary Shares) or VIF with the Bank of New York Mellon (in the case of holders of ADSs) with a later date and time, provided that the later proxy or VIF is received by the Company or Bank of New York Mellon (as the case may be), no later than the last date noted above for delivery of a proxy or VIF (as the case may be); or (iv) by attending and voting at the Meeting. Attendance at the Meeting will not by itself constitute revocation of a proxy.

You may also request a copy of the materials relating to the Meeting, including this Proxy Statement and form of proxy for the Meeting, by contacting Mr. Itay Mandel, the Company’s VP Legal, e-mail address: itay.mandel@nano-di.com.

Beneficial Owners

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Each of proposals 1, 3, 4, 5, 6 and 7 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.

Expenses for Soliciting Proxies

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders by or on behalf of the Company, will be borne by the Company. Copies of soliciting materials will be furnished to banks, brokerage firms, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable out-of-pocket expenses in forwarding these materials to the beneficial owners.

In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Important Notice Regarding the Availability of Proxy Materials for

the 2026 Annual Meeting of Shareholders to be Held on December 29, 2026:

This Proxy Statement is available at https://investors.nano-di.com/2026-AGM-Proxy-Statement and our 2025 Annual Report is available at https://www.nano-di.com/ for viewing, printing and downloading. The Proxy Statement is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any shareholder upon written request to Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451, Attention: Mr. Itay Mandel or by email to itay.mandel@nano-di.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov.

PROPOSAL ONE - RE-ELECTION OF DIRECTORS

Under the Companies Law and the Company’s Amended and Restated Articles of Association (the “Articles”), the management of the Company’s business is vested in the Board of Directors. The Board of Directors may exercise all powers and may take all actions that are not specifically granted to our shareholders. The Articles provide that the Company may have at least three (3) and not more than twelve (12) directors.

The Board of Directors currently consists of five (5) directors. Pursuant to our Articles, the Company’s directors are divided into three classes with staggered three-year terms. Each class of directors consists, as practically as possible, of one-third of the total number of directors constituting the entire Board of Directors. Therefore, at each annual general meeting of the Company’s shareholders, the term of office of only one class of directors expires, and the re-election or election, as the case may be, of directors will generally be for a term of office that expires as of the date of the third annual general meeting following such re-election. However, in the event of directors that were appointed by our Board of Directors to fill vacancies (Messrs. Rozenbaum, Kidron, Fruchthandler and Tarlow), the Articles provide that they will serve only until the first annual general meeting after their appointment and, therefore, their re-election for their respective terms is presented to our shareholders for approval at the Annual Meeting. Each director holds office until the annual general meeting of the Company’s shareholders in which his or her term expires, unless he or she is removed by a Simple Majority of the total voting power represented at the applicable general meeting of the Company’s shareholders, or upon the occurrence of certain events, in accordance with the Companies Law and the Articles.

According to the Articles, the members of the Board of Directors are divided among three classes as follows:

(i)
The Company’s Class I director is Paul Fruchthandler, whose current term, subject to his reelection at the Meeting, will expire at the Company’s 2027 annual general meeting of shareholders and upon the election (and qualification) of his respective successor;
(ii)
The Company’s Class II directors are Moshe Rozenbaum and Nadav Kidron, whose current terms, subject to their reelection at the Meeting, will expire at the Company’s 2028 annual general meeting of shareholders and upon the election (and qualification) of their respective successors; and
(iii)
The Company’s Class III directors are Phillip Borenstein and Eliezer Eli Tarlow, whose current terms, subject to their reelection at the Meeting, will expire at the Company’s 2029 annual general meeting of shareholders and upon the election (and qualification) of their respective successors.

The Board of Directors, following the recommendation of the independent directors of the Company (the “Independent Directors”), has approved the nomination of each of the following for election as directors: Paul Fruchthandler as Class I Director; Moshe Rozenbaum and Nadav Kidron as Class II Directors; and Phillip Borenstein and Eliezer Eli Tarlow as Class III Directors (the “Director Nominees”). The Board of Directors recommends that shareholders re-elect each of Paul Fruchthandler as the Class I Director; Moshe Rozenbaum and Nadav Kidron as Class II Directors; and Phillip Borenstein and Eliezer Eli Tarlow as Class III directors for a term as detailed above. It is intended that proxies (other than those directing the proxy holders not to vote for the listed nominees or for one of them) will be voted for the re-election of each nominee.

Director Nominees for Re-election

Each of the Director Nominees, whose professional background is provided below, has advised the Company that they are willing, able and ready to serve as a director if re-elected. Additionally, in accordance with the Companies Law, each of the nominees has certified to the Company that he meets all the requirements of the Companies Law for election as a director of a publicly traded company, and possesses the necessary qualifications and has sufficient time to fulfill his duties as a director of the Company, taking into account the size and needs of the Company. The Company does not have any understanding or agreement with respect to the future election of any of the Director Nominees.

In addition, the Independent Directors and the Board of Directors have determined that each of Phillip Borenstein, Paul Fruchthandler, Nadav Kidron and Eliezer Eli Tarlow are independent under the Nasdaq listing standards.

Subject to the re-election of each of the Director Nominees, they will continue to be entitled to indemnification and release letters as applicable and shall be covered by the Company’s directors and officers insurance, all as previously approved in accordance with the Companies Law and the Company’s compensation policy. For more information concerning the terms of services of our directors, see Proposal No. 6 below.

Set forth below is certain biographical information regarding the background and experience for each of the Director Nominees:

Class I Director (Term Expires at 2027 Annual General Meeting)

Paul Fruchthandler, age 50, has served on our Board of Directors since July 2026. Mr. Fruchthandler has more than twenty-five years of experience in the U.S. real estate investment and development space, having led the investment and development of a broad range of real estate projects across the office, industrial, residential, retail, and hospitality sectors. Mr. Fruchthandler also evaluated private equity and venture capital fund investment opportunities at FBE & Opus Capital Management, an FBE-affiliated asset manager. We believe Mr. Fruchthandler's experience in large-scale asset allocation, real estate and private equity portfolio evaluation, and risk oversight qualifies him to serve as a director of the Company.

Class II Directors (Term Expires at 2028 Annual Meeting)

Moshe Rozenbaum, age 45, has served on our Board of Directors and as our Interim Chief Executive Officer since July 2026. On November 3, 2026, the Board of Directors appointed Mr. Rozenbaum as our Chief Executive Officer. Mr. Rozenbaum previously served as our Vice President of Corporate Development from May 2023 to May 2025, where he led strategic initiatives and investor engagement. Mr. Rozenbaum currently serves as a member of the board of directors and Chair of the Audit Committee of Lifeward Ltd. (Nasdaq: LFWD). Earlier in his career, he served as CFO and COO of Fluent Trade Technologies and as Head of Business Development at Yedid Capital Management. He is a Certified Public Accountant and holds a B.A. in Accounting from Touro University. We believe Mr. Rozenbaum’s experience in corporate development, capital markets strategy, investor relations, and financial leadership within Nasdaq-listed technology companies qualifies him to serve as a director of the Company.

Nadav Kidron, age 52, has served on our Board of Directors since August 2026. Mr. Kidron has served as President, Chief Executive Officer and a director of Oramed Pharmaceuticals Inc. (Nasdaq/TASE: ORMP) (“Oramed”), a pharmaceutical company focused on oral drug delivery technology, since March 2006, and as Chairman of Oramed's board of directors since June 2022. As President and Chief Executive Officer of Oramed, Mr. Kidron oversees all aspects of Oramed’s operations, strategy and finances, including active supervision of its principal financial officer. Mr. Kidron has served as a member of the board of directors of Lifeward Ltd. (Nasdaq: LFWD), a medical technology company, since March 2026, as Chairman of the board of directors of Oravax Medical Inc., a company developing oral vaccines established as a joint venture between Oramed and Premas Biotech, since March 2021, and as a member of the board of directors of Alpha Tau Medical Ltd. (Nasdaq: DRTS), an oncology-focused medical device company, since May 2025. He also serves as Chairman of the board of directors of MDG Real Estate Global Ltd since July 2024. He served as a director of Entera Bio Ltd. until 2016. Mr. Kidron holds an LLB and an International MBA from Bar-Ilan University, Israel, and is a member of the Israel Bar Association. In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. We believe Mr. Kidron’s experience in public company executive leadership, cross-border Israeli-U.S. corporate governance, and commercializing advanced technology qualifies him to serve as a director of the Company.

Class III Directors (Term Expires at 2029 Annual Meeting)

Phillip Borenstein, age 42, has served on our Board of Directors since December 2025 and as the Chairman of our Board of Directors since July 2026. Mr. Borenstein has served as a director, portfolio manager and partner at Hamilton Equity Partners LLC, a private equity firm, since March 2014. Mr. Borenstein founded and has served as a partner of Hamilton EQ Management LLC, a commercial real estate company, where he oversees M&A activity and manages its portfolio of commercial real estate and healthcare facilities with a value of over $500 million, since 2016. In addition, Mr. Borenstein raised the seed money and is an active partner and supporter of the Triumph Leadership Innovation group, an organization working to empower and develop young managers and entrepreneurs in Israel, since 2016. Mr. Borenstein earned a M.S. degree in accounting from Fairleigh Dickinson University, including research and studies relating to forensic reviews of public company financial reports, and a Bachelor of Talmudic Law from Yeshiva Shaar HaTorah. We believe Mr. Borenstein's experience in private equity management, financial accounting and forensic analysis, asset acquisition, and corporate leadership qualifies him to serve as a director of the Company.

Eliezer Eli Tarlow, age 52, has served on our Board of Directors since July 2026. Mr. Tarlow brings a customer-side perspective on enterprise technology adoption, having served as Chief Information Officer for multiple hospitals and healthcare organizations responsible for evaluating and purchasing complex technology systems. He currently serves as Vice President of Healthcare Strategy at CDW, an information technology products provider, where he advises institutional healthcare and education clients on technology strategy. Previously, Mr. Tarlow served as Chief Information Officer at Brookdale University Hospital and as Chief Information Officer at NYC Health + Hospitals, where he also held various leadership roles. He also serves as a member of the Advisory Board for the Information Systems & Analytics Masters Program at Iona University. We believe Mr. Tarlow's experience in enterprise technology deployment, institutional IT leadership, and evaluating complex hardware and software systems from a customer perspective qualifies him to serve as a director of the Company.

Required Vote; Recommendation of the Board of Directors

The re-election of each of the Director Nominees as a Class I, II or III director, as applicable, requires the affirmative vote of a Simple Majority of the votes cast “FOR” such Director Nominees by the shareholders of the Company.

The shareholders of the Company are requested to (a) re-elect each of the Director Nominees, to serve in their respective Class for the terms detailed above, each until their respective successors are duly elected and qualified. Each Director Nominee shall be voted on separately. The shareholders of the Company are requested to adopt the following resolution:

“RESOLVED, to re-elect Paul Fruchthandler to serve on the Company’s Board of Directors as a Class I director of the Company until the Company’s 2027 annual general meeting of shareholders and until he ceases to serve in office in accordance with the provisions of the Company’s Amended and Restated Articles of Association or any law, whichever is the earlier.”

“RESOLVED, to re-elect Moshe Rozenbaum to serve on the Company’s Board of Directors as a Class II director of the Company until the Company’s 2028 annual general meeting of shareholders and until he ceases to serve in office in accordance with the provisions of the Company’s Amended and Restated Articles of Association or any law, whichever is the earlier.”

“RESOLVED, to re-elect Nadav Kidron to serve on the Company’s Board of Directors as a Class II director of the Company until the Company’s 2028 annual general meeting of shareholders and until he ceases to serve in office in accordance with the provisions of the Company’s Amended and Restated Articles of Association or any law, whichever is the earlier.”

“RESOLVED, to re-elect Phillip Borenstein to serve on the Company’s Board of Directors as a Class III director of the Company until the Company’s 2029 annual general meeting of shareholders and until he ceases to serve in office in accordance with the provisions of the Company’s Amended and Restated Articles of Association or any law, whichever is the earlier.”

“RESOLVED, to re-elect Eliezer Eli Tarlow to serve on the Company’s Board of Directors as a Class III director of the Company until the Company’s 2029 annual general meeting of shareholders and until he ceases to serve in office in accordance with the provisions of the Company’s Amended and Restated Articles of Association or any law, whichever is the earlier.”

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors, except as specifically identified above, was carried on with a corporation or organization that is not a parent, subsidiary or other affiliate of us. To the Company’s knowledge, there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director except for that certain Settlement Agreement, dated July 17, 2026, by and among the Company, members of the Company’s Board of Directors, and Murchinson Ltd. and its affiliated entities and persons, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2026. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Executive Officers and Officers Who Are Not Directors

The following table identifies our executive officers and officers who are not directors of the Company and sets forth their current positions at Nano Dimension and their ages as of November 10, 2026.

Name(1)	Positions Held with Nano Dimension	Officer Since	Age
John Brenton	Chief Financial Officer	2025	58
Jonathan Bond	General Manager, FFF	2025	42
Olivier Carnal	General Manager, Essemtec	2023	62

(1) Mr. Sade served as General Manager, AME until June 3, 2026 and is no longer an officer of the Company.

John Brenton has served in the role of Chief Financial Officer since November 2025. Mr. Brenton previously served as the Company’s Vice President of Finance and Corporate Controller since April 2025. Prior to his roles at Nano Dimension Ltd., Mr.

Brenton was the Vice President of Finance and Corporate Controller of Markforged since November 2020 and led the finance team through their initial public offering in July 2021. Mr. Brenton holds a Bachelors of Science in Accounting from Syracuse University.

Jonathan Bond has served as our General Manager of the Fused Filament Fabrication (FFF) business since April 2025. Mr. Bond held a series of senior engineering and leadership roles in Markforged from 2018 to 2025. Most recently, he served as Senior Director of Engineering, Hardware and Materials, where he led a 50-person global team across Hardware Engineering, Materials Engineering, and Hardware Product Management. Mr. Bond’s career spans industries including additive manufacturing, medical devices, robotics, sporting goods, and consumer products, where he has led development programs from early-stage concept through to high-volume manufacturing. He is named as an inventor on numerous patents covering technologies in electrophysiology, robotics, additive manufacturing, and sports equipment. Mr. Bond holds a Bachelor of Science in Mechanical Engineering from Tufts University.

Olivier Carnal has served as General Manager of Essemtec AG since April 2023. Prior to this, Mr. Carnal served as Business Development Manager for Georg Fischer AG, Switzerland, (Swiss company listed on the Swiss stock exchange, active in water systems, machine tools and casting solutions), from 2005 to 2009, CEO of Von Roll Solar (a startup within Von Roll AG, developing and manufacturing flexible, printed photovoltaic cells), from 2009 to 2012, and CEO of Sontex SA (a Swiss technology company producing thermal energy measurement devices to reduce energy consumption), from 2013 to 2023. Prior to joining us, Mr. Carnal served as CEO of Sontex SA for 10 years. Mr. Carnal holds a Master and Ph.D. in Physics (Dr. rer. nat.) from the ETH Zurich. In addition, Mr. Carnal completed a post doctorate at California Institute of Technology, Pasadena and management courses at IMD Lausanne and St. Gallen Management School.

Nir Sade served as our AME General Manager from September 2024 until June 2026. Prior to this, Mr. Sade served as AM General Manager, October 2023 – September 2024; Global SVP Product, November 2022 - October 2023, and VP Product, April 2020 – November 2022. Prior to joining us, Mr. Sade served as the VP of R&D Engineering at Xjet from September 2018 – April 2020, leading the development of an Additive Manufacturing system for metals and ceramics. Mr. Sade has more than 20 years of engineering development experience from companies such as Applied Materials, Objet (later Stratasys) and Elbit Systems and brings extensive experience in R&D management from various multi-disciplinary companies and positions. Mr. Sade holds a B.Sc. in Computer Engineering from the Technion - Israel Institute of Technology.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

CORPORATE GOVERNANCE

Family Relationships

There are no family relationships between any of the Company’s executive officers, directors or director nominees.

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our Board of Directors determined that each of Phillip Borenstein, Paul Fruchthandler, Nadav Kidron, and Eliezer Eli Tarlow qualifies as “independent” as defined under applicable SEC rules and Nasdaq listing standards. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence and eligibility to serve on the committees of our Board of Directors, including the transactions involving them described in the section titled “Related Party Transactions.”

Related Party Transactions

Unless as discussed below, there were no related party transactions since January 1, 2025 in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or is expected to exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

On August 17, 2026, the Company received a demand letter from Murchinson, a beneficial owner of approximately 10% of the Company’s outstanding ordinary shares (represented by American Depositary Shares, or “ADSs”), seeking reimbursement for its legal fees and expenses incurred in connection with prior disputes, litigation proceedings, and shareholder contests (the “Demand”). Murchinson qualifies as principal shareholder and related party under ASC 850, Related Party Disclosures. The Board created a special committee consisting of two independent directors (the “Committee”) to evaluate the Demand and negotiate with Murchinson as appropriate. On October 19, 2026, the Company entered into a Settlement Agreement and Release (the “Demand Settlement Agreement”) with Murchinson, to settle the Demand for a mutually agreed amount of $14.7 million (the “Settlement Amount”), paid on October 23, 2026.

The Committee negotiated the Demand Settlement Agreement with the assistance of outside legal counsel, and it determined that the negotiated terms of the Demand Settlement Agreement were reasonable and in the best interest of the Company before recommending its approval by the Board. The Board unanimously approved the settlement with Murchinson, finding that continued disputes, threatened litigation, and unresolved claims may impose additional financial burdens, consume valuable management and board resources, create uncertainty regarding the Company's governance and operations, and interfere with Nano's ability to execute its strategic objectives. The Board determined that resolving outstanding disputes with Murchinson would serve the Company's best interests by reducing uncertainty, avoiding further disruption, and enabling management and the board to devote their attention and resources to the Company's future.

Pursuant to the terms of the Demand Settlement Agreement, and in exchange for the releases as set forth in the agreement, the Company agreed to pay Murchinson the Settlement Amount in full satisfaction of settled dispute claims and as reimbursement for documented third-party advisory, legal, and proxy solicitation expenses incurred.

Approval of Related Party Transaction under Israeli Law

General

Under the Companies Law, we may approve an action by an office holder (as defined under the Companies Law) from which the office holder would otherwise have to refrain, if:

•
the office holder acts in good faith and the act or its approval does not cause harm to the company; and
•
the office holder disclosed the nature of his or her interest in the transaction (including any significant fact or document) to the company at a reasonable time before the company’s approval of such matter.

Disclosure of Personal Interests of an Office Holder

The Companies Law requires that an office holder disclose to the company, promptly, and, in any event, not later than the board meeting at which the transaction is first discussed, any direct or indirect personal interest that he or she may have and all related material information known to him or her relating to any existing or proposed transaction by the company. If the transaction is an extraordinary transaction, the office holder must also disclose any personal interest held by:

•
the office holder;
•
the office holder’s relatives; or
•
any corporation in which the office holder or his or her relatives holds 5% or more of the shares or voting rights, serves as a director or general manager or has the right to appoint at least one director or the general manager.

An office holder is not, however, obliged to disclose a personal interest if it derives solely from the personal interest of his or her relative in a transaction that is not considered an extraordinary transaction. Under the Companies Law, an extraordinary transaction is a transaction:

•
not in the ordinary course of business;
•
not on market terms; or
•
that is likely to have a material effect on the company’s profitability, assets or liabilities.

The Companies Law does not specify to whom within us, nor the manner in which, required disclosures are to be made. We require our office holders to make such disclosures to our board of directors.

Under the Companies Law, once an office holder complies with the above disclosure requirement, the board of directors may approve a transaction between the company and an office holder, or a third party in which an office holder has a personal interest, unless the articles of association provide otherwise and provided that the transaction is in the company’s interest. If the transaction is an extraordinary transaction, first the audit committee and then the board of directors, in that order, must approve the transaction. Under specific circumstances, shareholder approval may also be required. A director who has a personal interest in an extraordinary transaction, which is considered at a meeting of the board of directors or the audit committee, may not be present at this meeting or vote on this matter, unless a majority of the board of directors or the audit committee, as the case may be, has a personal interest. If a majority of the board of directors has a personal interest, then shareholder approval is generally also required.

The Companies Law provides that the process for approval of terms of service and employment of office holders, that are required to be for the benefit of the company, is as follows:

•
With respect to a chief executive officer, a controlling shareholder or a relative of a controlling shareholder, approval is required by the (i) compensation committee, (ii) board of directors and (iii) company’s shareholders with the “special majority” described above (in that order). Subject to certain conditions, the Companies Law provides an exemption from the shareholder approval requirement in connection with the approval of the Terms of Office and Employment of a CEO candidate.
•
With respect to a director, approval is required by the (i) compensation committee, (ii) board of directors and (iii) company’s shareholders with a regular majority (in that order).
•
With respect to any other office holder, approval is required by the compensation committee and the board of directors (in that order); however, in the event of an update of existing Terms of Office and Employment, which the compensation committee confirms is not material, the approval of the compensation committee is sufficient.

In the event the transaction with any office holder is not in accordance with the compensation policy, the approval of the company’s shareholders, by “special majority,” is also required. In the event the company’s shareholders do not approve the compensation of the CEO or other office holders (who are not directors, controlling shareholders or relatives of the controlling shareholders), the compensation committee and board of directors may, in special situations, approve the transaction, subject to their providing detailed reasons and after discussion and examination of the rejection by the company’s shareholders. The Companies Regulations (Relief in Related Party Transactions), 2000, promulgated under the Companies Law provide additional temporary or permanent relief from the shareholder approval requirement under certain circumstances.

An “office holder” is defined under the Companies Law as a general manager, chief business manager, vice general manager, any other person assuming the responsibilities of any of the foregoing positions without regard to such person’s title, and a director, or manager directly subordinate to the general manager.

Employment or Services Agreements

We have entered into written employment or services agreements with each of our executive officers. All of these agreements contain customary provisions regarding noncompetition, confidentiality of information and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law. In addition, we have entered into agreements with certain executive officers and all of our directors pursuant to which we have agreed to indemnify each of them up to a certain amount according to the provisions of Company’s Compensation Policy and to the extent that these liabilities are not covered by directors’ and officers’ insurance.

Director Selection Process

The Company does not have a standing nominating committee. The Board believes it is appropriate for the full Board, a majority of whose members are independent, to perform this function. The Board of Directors is responsible for identifying and nominating candidates for election to the Board and for filling vacancies on the Board, in each case in accordance with the Companies Law, our Articles and applicable Nasdaq and SEC requirements. The Board may delegate aspects of the director identification and evaluation process to a committee of the Board.

In identifying and evaluating candidates for nomination to the Board, the Board, or a committee thereof, considers the composition and needs of the Board and its committees, as well as the qualifications, skills, experience and attributes of individual candidates. Among the factors that may be considered are a candidate's integrity and professional ethics, business judgment, leadership and management experience, financial and industry expertise, public company and corporate governance experience, independence, potential conflicts of interest, understanding of the Company's business and strategy, availability and ability to devote sufficient time to the responsibilities of Board service, and such other qualifications and attributes as the Board determines appropriate in light of the Company's circumstances and strategic objectives. The Board also considers the extent to which a candidate would complement the overall mix of skills, experience, backgrounds and perspectives represented on the Board.

In considering whether to nominate an incumbent director for re-election, the Board may also consider such director's attendance at and participation in meetings, contributions to the Board and its committees, continued independence, other commitments and overall performance during his or her tenure.

Candidates for Board membership may be identified through recommendations from directors, management, shareholders and other sources, and the Board may engage third-party search firms or other advisors to assist in identifying and evaluating potential candidates. Candidates recommended by shareholders will be considered in accordance with the same general criteria applicable to other candidates, subject to the requirements of applicable law and our Articles.

In accordance with our Articles, prior to any general meeting at which directors are to be elected, the Board, or a committee thereof, may select persons to be proposed to the shareholders for election as directors. Shareholders may also nominate candidates for election to the Board in accordance with the procedures and requirements set forth in our Articles, including Articles 25 and 39, and applicable law. The election of directors is ultimately determined by our shareholders at the applicable general meeting.

Board Meetings

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regular executive sessions without management present. During fiscal year 2025, the Board held six meetings and conducted certain business by unanimous consent. During fiscal year 2025, the audit committee held 4 meetings and the compensation committee held 10 meetings, and each director attended at least 75% of the aggregate meetings of the Board and committees on which he or she served.

Annual Meeting Attendance

We do not maintain a formal policy regarding director attendance at the annual general meetings; however, all directors are encouraged to attend the annual general meeting. Four of our then incumbent directors attended our annual general meeting of shareholders held in 2025.

Board Leadership Structure

The roles of Chairman of the Board and Chief Executive Officer are currently held by separate individuals. Mr. Borenstein, an independent director, serves as Chairman of the Board, and Mr. Rozenbaum serves as Chief Executive Officer. The Company does not have a lead independent director. The Board believes that as all non-executive directors are independent, this structure is appropriate and provides independent oversight and clear separation between management and governance.

The Board’s Role in Risk Oversight

The Board is responsible for overseeing management’s execution of risk oversight and for assessing the Company’s approach to risk management. The Board exercises its responsibilities in Board meetings and through the Board’s two standing committees, each of which examines various components of both enterprise and emerging risks inherent in their respective areas of oversight. Risk assessment is integral to the Board’s strategic planning and in the analysis of transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters. We believe the current Board leadership structure helps ensure the Board’s independent oversight of risk management.

Board Committees

Our Board of Directors has established a standing audit committee and compensation committee. The audit committee and compensation committee operate under charters that satisfy the applicable standards of the SEC and Nasdaq rules. A copy of the charter for each of the audit committee and compensation committee is posted on the governance section of our website, https://investors.nano-di.com/governance-1/.

Audit Committee

Phillip Borenstein, Paul Fruchthandler, Nadav Kidron, and Eliezer Eli Tarlow serve on the audit committee, which is chaired by Mr.

Fruchthandler. Our Board of Directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Mr. Fruchthandler as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

The responsibilities of the audit committee under the Companies Law include: (i) identifying flaws in the management of a Company’s business and making recommendations to the Board of Directors as to how to correct them; (ii) with respect to certain actions involving conflicts of interest and with respect to certain related party transactions, deciding whether such actions are material actions and whether such transactions are extraordinary transactions, respectively, all for the purpose of approving such actions or transactions; (iii) reviewing and deciding whether to approve certain related party transactions and certain actions involving conflicts of interest; (iv) reviewing the internal auditor’s work program; (v) examining the Company’s internal control structure and processes, the performance of the internal auditor and whether the internal auditor has at his or her disposal the tools and resources required to perform his or her duties, considering, inter alia, the special needs of the Company and its size; (vi) examining the independent auditor’s scope of work as well as the independent auditor’s fees and providing its recommendations to the appropriate corporate organ; (vii) providing for arrangements as to the manner in which the Company will deal with employee complaints with respect to deficiencies in the management of the Company’s business and the protection to be provided to such employees; and (viii) with respect to related party transactions with a controlling shareholder, regardless of whether such transactions are extraordinary transactions, prior to entering into such transaction, to establish the requirement of having a competitive process under the supervision of the audit committee or any individual, committee or body on its behalf and according to criteria established by the audit committee, or to determine that other procedures determined by the audit committee will be conducted, prior to execution of such transactions, all based on the type of the transaction (the audit committee is permitted to determine criteria for this matter once a year in advance) and to determine procedures for approving certain related party transactions with a controlling shareholder, which were determined by the audit committee to be non-extraordinary transactions, but which are not negligible transactions.

Additionally, under our audit committee charter, our audit committee also (i) oversees and monitors our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to consolidated financial statements or accounting matters, and the independent registered public accounting firm’s qualifications, independence and performance, and (ii) provides the Board of Directors with the results of its monitoring and recommendations and such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require its attention.

Our audit committee may not conduct any discussions or approve any actions requiring its approval, unless at the time of the approval a majority of the committee’s members are present.

Compensation Committee

Phillip Borenstein, Paul Fruchthandler, Nadav Kidron, and Eliezer Eli Tarlow serve on the compensation committee, which is chaired by Mr. Borenstein. Our Board of Directors has determined that each member of the compensation committee meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act. Our Board of Directors has determined that each member of the compensation committee is “independent” for compensation committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules.

Under the Companies Law, the Board of Directors of any public company must establish a compensation committee. Under the Nasdaq rules, we are required to maintain a compensation committee consisting entirely of independent directors (or the determination of such compensation solely by the independent members of our Board of Directors).

The responsibilities of the compensation committee under the Companies Law include: (i) making recommendations to the Board of Directors with respect to the approval of the compensation policy and any extensions thereto; (ii) periodically reviewing the implementation of the compensation policy and providing the Board of Directors with recommendations with respect to any amendments or updates thereto; (iii) reviewing and resolving whether or not to approve transactions with respect to the terms of office and employment of our office holders and (iv) resolving, under certain circumstances prescribed under the Companies Law, whether or not to exempt a transaction with a candidate for chief executive officer who meets non-affiliation criteria from shareholder approval.

Our compensation committee also reviews and recommends to our Board of Directors: (1) the annual base compensation of our office holders and directors; (2) annual incentive bonus plans, including the specific goals and amount; (3) equity compensation; (4) employment agreements, severance arrangements, and change in control agreements/provisions; (5) retirement grants and/or retirement bonuses; and (6) any other benefits, compensation, compensation policies or arrangements.

The duties of the compensation committee include the recommendation to the Company’s Board of Directors of a policy regarding the terms of engagement of office holders, to which we refer as a compensation policy. That policy must be adopted by the Company’s Board of Directors, after considering the recommendations of the compensation committee. The compensation policy is then brought for approval by our shareholders. Our current compensation policy (the “Compensation Policy”) was approved on June 7, 2022 and on December 6, 2024, our shareholders approved an amended Compensation Policy, pursuant to which equity-based compensation and an annual cash retainer shall be granted to our non-executive board members. For more information concerning our Compensation Policy and a proposed amendment to such policy, see Proposal No. 6 below.

The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders and directors, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must relate to certain factors, including advancement of the Company’s objectives, the Company’s business and its long-term strategy, and creation of appropriate incentives for executives. It must also consider, among other things, the Company’s risk management, size and the nature of its operations. The compensation policy must furthermore consider the following additional factors:

•
the knowledge, skills, expertise and accomplishments of the relevant director or executive;
•
the director’s or executive’s roles and responsibilities and prior compensation agreements with him or her;
•
the ratio between the terms offered and the average and median compensation of the other employees of the Company;
•
the impact of disparities on the work relationships in the Company;
•
the possibility of reducing variable compensation at the discretion of the Board of Directors and the possibility of setting a limit on the exercise value of non-cash variable compensation; and
•
as to severance compensation, the period of service of the director or executive, the terms of his or her compensation during such service period, the Company’s performance during that period of service, the person’s contribution towards the Company’s achievement of its goals and the maximization of its profits, and the circumstances under which the person is leaving the Company.

The compensation policy must also include the following principles:

•
the link between variable compensation and long-term performance and measurable criteria;
•
the relationship between variable and fixed compensation, and the ceiling for the value of variable compensation;
•
the conditions under which a director or executive would be required to repay compensation paid to him or her if it was later shown that the data upon which such compensation was based was inaccurate and was required to be restated in the company’s financial statements;
•
the minimum holding or vesting period for variable, equity-based compensation; and
•
maximum limits for severance compensation.

The compensation policy must also consider appropriate incentives from a long-term perspective and maximum limits for severance compensation.

Our Compensation Policy was adopted on June 7, 2022 and was subsequently amended with the approval of our shareholders on December 6, 2024. Under the Companies Law, the compensation policy is subject to shareholder approval at least once every three years.

Director Compensation Table

The table below presents the total director compensation for each person who served as a non-employee director during fiscal year 2025. During fiscal year 2025, Mr. Stehlin, our Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional cash compensation for his services as a director once he was appointed to the position of Chief Executive Officer. See the section titled “Executive Compensation” for more information about Mr. Stehlin’s compensation for fiscal year 2025.

Name	Fees Earned for Director Service ($)	Stock Award for Director Service ($) (1)	All Other Compensation	Total ($)
Robert Pons(2)	132,093	436,707	—	568,800
Phillip Borenstein(3)	5,893	—	—	5,893
Dr. Joshua Rosensweig(4)	77,084	475,207	—	552,291
Andrew Sriubas(5)	48,125	215,223	—	263,348
David Stehlin(6)	53,558	436,784	—	490,342
Ofir Baharav(7)	33,125	128,707	—	161,832
Eileen Tanghal(8)	27,500	61,223	—	88,723
Kenneth Traub(9)	14,347	128,707	95,400	238,454

(1) The amounts reported represent the aggregate grant date fair value of the restricted stock units awarded to the directors during fiscal year 2025, calculated in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The amounts reported in this column reflect the accounting cost for the restricted stock units and do not correspond to the actual economic value that may be received upon settlement of such restricted stock units or any sale of any of the underlying Ordinary Shares.

(2) During the year ended December 31, 2025, Mr. Pons was granted 51,898 unvested restricted stock units vesting annually over three years, and 200,000 unvested restricted stock units approved at the Annual General Meeting of Shareholders held on December 4, 2025 that vested on January 1, 2026. All restricted stock units granted in 2025 were outstanding as of December 31, 2025.

(3) Mr. Borenstein was elected to the Board of Directors during the Annual General Meeting of Shareholders held on December 4, 2025.

(4) During the year ended December 31, 2025, Mr. Rosensweig was granted an aggregate of 51,898 unvested restricted stock units vesting annually over three years, and 225,000 unvested restricted stock units approved at the Annual General Meeting of Shareholders held on December 4, 2025 and vesting on January 1, 2026. All restricted stock units granted in 2025 were outstanding as of December 31, 2025.

(5) During the year ended December 31, 2025, Mr. Sriubas was granted an aggregate of 40,015 restricted stock units vesting annually over three years, and 100,000 unvested restricted stock units approved at the Annual General Meeting of Shareholders held on December 4, 2025 that vested on January 1, 2026. All restricted stock units granted in 2025 were outstanding as of December 31, 2025.

(6) During the year ended December 31, 2025, Mr. Stehlin, during his tenure as a non-employee director, was granted 48,415 restricted stock units vesting annually over three years and cash compensation of $53,558. Mr. Stehlin was granted 200,000 unvested restricted stock units approved at the Annual General Meeting of Shareholders held on December 4, 2025 that vested on January 1, 2026. Mr. Stehlin was appointed Chief Executive Officer as of September 7, 2025 and as such all non-employee director compensation ceased on such date. Please see “Executive Compensation” for additional details on Mr. Stehlin’s compensation for his tenure as Chief Executive Officer.

(7) During the year ended December 31, 2025, Mr. Baharav was granted an aggregate of 51,898 restricted stock units during his tenure as a non-employee director and cash compensation of $33,125. Mr. Baharav was appointed Chief Executive Officer as of April 8, 2025 and as such all non-employee director compensation ceased on such date. Mr. Baharav’s tenure with the Company ended on September 6, 2025 and all unvested restricted stock units were cancelled.

(8) During the year ended December 31, 2025, Ms. Tanghal was granted an aggregate of 40,015 restricted stock units.

Ms. Tanghal’s tenure as a director ended on December 4, 2025 and all unvested restricted stock units were cancelled.

(9) During the year ended December 31, 2025, Mr. Traub was granted an aggregate of 51,898 restricted stock units for his service as a director. Mr. Traub’s tenure as a director ended on February 6, 2025 and all unvested restricted stock units were cancelled. On May 28, 2025, Mr. Traub was granted 60,000 RSUs, with a fair market value of $1.59 on the grant date, for consulting services. These RSUs vest in full on May 28, 2026.

As of December 31, 2025, there were 251,898 outstanding RSUs held by Robert Pons, zero outstanding RSUs held by Phillip Borenstein, 278,898 outstanding RSUs held by Dr. Joshua Rosensweig, 140,015 outstanding RSUs held by Andrew Sriubas, 942,859 outstanding RSUs held by David Stehlin (231,481 of which were vested and not released), zero outstanding RSUs held by Ofir Baharav, zero outstanding RSUs held by Eileen Tanghal, and 60,000 outstanding RSUs held by Kenneth Traub.

The aforementioned compensation amounts are inclusive of the restricted stock units granted to directors for 2025 service, and vested on January 1, 2026, that were approved by our shareholders at the Annual General Meeting of Shareholders held on December 4, 2025.

Remuneration of Directors

Under the Companies Law, remuneration of directors is subject to the approval of the compensation committee, thereafter by the Board of Directors and thereafter by the general meeting of the shareholders. In the event the remuneration terms are in accordance with the compensation policy, the shareholders are required to approve it with a Simple Majority and in the event the remuneration terms are not in accordance with the compensation policy, the shareholders are required to approve it with a Special Majority. If the remuneration of the directors is in accordance with the regulations applicable to remuneration of the external directors, if any, then such remuneration shall be exempt from the approval of the general meeting of the shareholders.

In 2025, the compensation committee and the Board of Directors considered a compensation benchmarking report prepared by Compensia, an independent compensation consultant retained by the Company. Compensia’s analysis compared executive compensation practices at peer companies selected by reference to factors including market capitalization, industry and other relevant characteristics.

Shareholder Communications with the Board

Shareholders and other interested parties may communicate directly with the Board of Directors, specific committees, or individual directors by emailing ir@nano-di.com.

All incoming communications are collected and reviewed by Investor Relations in coordination with legal counsel. Matters involving commercial solicitations, ordinary business operations, customer inquiries, or spam are handled directly by management or filtered out. Communications involving significant corporate governance, strategy, legal, or board-level matters are forwarded to the Chairman of the Board or targeted director(s), as appropriate.

Compensation Committee Interlocks and Insider Participation

The members who served on the compensation committee during fiscal year 2025 were Robert Pons, Phillip Borenstein, Dr. Joshua Rosensweig, and Andrew Sriubas. None of the members of our compensation committee is an executive officer or employee of our company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or its compensation committee during fiscal year 2025.

Code of Business Conduct and Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal controller and persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at https://investors.nano-di.com/governance-1/. Information contained on, or that can be accessed through, our website, does not constitute a part of this Proxy Statement and is not incorporated by reference herein. If we make any amendment to the Code of Business Conduct and Ethics or grant any waivers, including any implicit waiver, from a provision of the code, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC. We have not granted any waivers under our Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an insider trading policy, governing the purchase, sale and other transactions in our securities that applies to our directors, officers, employees, consultants and other covered persons, including immediate family members and entities controlled by any of the foregoing persons.

The insider trader policy prohibits, among other things, insider trading and certain speculative transactions in our securities (including short sales, buying put and selling call options and other hedging or derivative transactions in our securities) and establishes a regular blackout period schedule during which directors, officers, employees, consultants and other covered persons may not trade in the Company’s securities, as well as certain pre-clearance procedures that directors and officers must observe prior to effecting any transaction in our securities. The Company believes that the insider trading policy is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards applicable to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Ordinary Shares as of November 4, 2026 by:

•
each of our directors and director nominees;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5.0% of our Ordinary Shares.

The column titled “Shares Beneficially Owned” is based on a total of 198,231,571 shares of our Ordinary Shares outstanding as of November 4, 2026 (the “Record Date”).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Ordinary Shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the Ordinary Shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451.

Principal Shareholders	Shares of Ordinary Shares Beneficially Owned (1)	Percentage of Total Ordinary Shares (2)
5% Shareholders:
Tang Capital Management, LLC (3)	21,000,000	10.6%
Murchinson Ltd. (4)	20,416,500	10.3%
Executive Officers and Directors:
Moshe Rozenbaum, Chief Executive Officer and Director	—	—
John Brenton, Chief Financial Officer (5)	160,387	*
Phillip Borenstein, Director (6)	32,501	*
Paul Fruchthandler, Director	—	—
Eliezer Eli Tarlow, Director	—	—
Nadav Kidron, Director (7)	30,000	*
Jonathan Bond, General Manager, FFF(8)	100,162	*
Olivier Carnal, General Manager, Essemtec (9)	56,212	*
All executive officers and directors as a group (8 persons)(10)	379,262	0.2%

* Represents less than 1%.

(1) In computing the number of Ordinary Shares beneficially owned and the percentage ownership of that person, we deemed to be outstanding all shares of Ordinary Shares subject to awards under the equity incentive plans that the holder has the right to acquire within 60 days after the Record Date through the exercise of options and through the vesting of restricted share units.

(2) Percentages are based on the 198,231,571 Ordinary Shares issued and outstanding as of the Record Date. In computing the percentage ownership of each shareholder, we deemed to be outstanding all Ordinary Shares then subject to awards under the Plans that the holder has the right to acquire within 60 days after the Record Date through the exercise of options and restricted stock units, but we did not deem these Ordinary Shares outstanding for the purpose of computing the percentage ownership of any other shareholder.

(3) Information herein is based on the Form 3 filed with the SEC on October 26, 2026 by Tang Capital Management, LLC (“TCM”), the general partner of Tang Capital Partners, LP (“TCP”); Tang Capital Partners International, LP (“TCPI”); Tang Capital Partners III, Inc. (“TCP III”); Tang Capital Partners IV, Inc. (“TCP IV”); and Kevin Tang, the manager of TCM and Chief Executive Officer of TCP III, TCP IV, TCP, and TCPI. The principal mailing address of TCM, Kevin Tang, TCP and TCPI is 4747 Executive Drive, Suite 210, San Diego, CA 92121. The address of TCP III and TCP IV is 400 S. 4th Street, 3rd Floor, Las Vegas, NV 89101.

(4) Information herein is based on the Schedule 13D/A filed with the SEC on October 29, 2026 jointly by Nomis Bay Ltd. (“Nomis Bay”), BPY Limited (“BPY”), EOM Management Ltd., Murchinson Ltd., James Keyes, Jason Jagessar, Chaja Carlebach, Clarendon Hugh Masters and Marc J. Bistricer, all of whom entered into a joint filing agreement in which they agreed to joint filing on behalf of each of their statements on Schedule 13D with respect to our Ordinary Shares. EOM Management Ltd. is the investment manager of Nomis Bay and BPY. Murchinson Ltd. (“Murchinson”) is a sub-investment advisor to each of Nomis Bay and BPY and an investment advisor to manage positions on behalf of certain funds. James Keyes is a director of Nomis Bay and BPY. Jason Jagessar is a director of Nomis Bay and BPY. Chaja Carlebach is a director of EOM. Marc J. Bistricer is the Chief Executive Officer and Chief Investment Officer of Murchinson. The address of the principal office of each of Nomis Bay and BPY is Wessex House, 3rd Floor, 45 Reid Street, Hamilton, Bermuda HM 12. The address of the principal office of each of EOM and Ms. Carlebach is St. Andrews Place, 5th Floor, 51 Church St., Hamilton, Bermuda HM12. The address of the principal office of Mr. Keyes is 101 Front Street, Hamilton, Bermuda HM12. The address of the principal office of Mr. Jagessar is Sea Meadow House, P.O. Box 116, Road Town Tortola, British Virgin Islands. The address of the principal office of each of Murchinson and Mr. Bistricer is 145 Adelaide Street West, Fourth Floor, Toronto, Ontario Canada M5H 4E5.

(5) Consists of 160,387 Ordinary Shares or underlying restricted share units issued under the 2015 Stock Option Plan held by Mr. Brenton that will vest within 60 days of the Record Date.

(6) Consists of 32,501 Ordinary Shares held by Mr. Borenstein.

(7) Consists of 30,000 Ordinary Shares held by Mr. Kidron.

(8) Consists of 100,162 Ordinary Shares or underlying restricted share units issued under the 2015 Stock Option Plan held by Mr. Bond that will vest within 60 days of the Record Date.

(9) Consists of 56,212 Ordinary Shares or underlying restricted share units issued under the 2015 Stock Option Plan held by Mr. Carnal that will vest within 60 days of the Record Date.

(10) See notes 5 through 9 above.

EXECUTIVE COMPENSATION

Our Named Executive Officers (“NEO”) for the year ended December 31, 2025 include our principal executive officer, principal financial officer and our three most highly compensated executive officers other than the principal executive officer and principal financial officer who were serving as executive officers at the end of 2025, as well as other individuals who served as our principal executive officer or principal financial officer during 2025:

•
David Stehlin, Chief Executive Officer(1);
•
John Brenton, Chief Financial Officer(2);
•
Jonathan Bond, General Manager of FFF;
•
Olivier Carnal, General Manager of Essemtec;
•
Nir Sade, General Manager of AME;
•
Ofir Baharav, Former Chief Executive Officer(3);
•
Julien Lederman, Former Interim Chief Executive Officer(4);
•
Assaf Zipori, Former Chief Financial Officer(5); and
•
Tomer Pinchas, Former Chief Financial Officer(6)

(1) Mr. Stehlin served as the Company’s chief executive officer from September 9, 2025 until July 17, 2026.

(2) Mr. Brenton was appointed as the Company’s chief financial officer on November 2, 2025.

(3) Mr. Baharav served as the Company’s chief executive officer from April 8, 2025 until September 8, 2025.

(4) Mr. Lederman served as the Company’s interim chief executive officer from December 6, 2024 until April 7, 2025; Mr. Lederman subsequently served as Chief Business Officer until July 17, 2025.

(5) Mr. Zipori joined the Company as part of the MKFG merger on April 25, 2025 and was appointed as the Company’s chief financial officer on April 25, 2025, a position he held until November 1, 2025.

(6) Mr. Pinchas served as the Company’s chief financial officer from September 5, 2023 until April 24, 2025.

Compensation Discussion and Analysis

Overview of Compensation Program

Our board of directors and compensation committee reviewed compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee and board of directors considered compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to the Company. We targeted a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee was primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviewed and discussed management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then set the compensation for each executive officer other than the Chief Executive Officer and recommended the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discussed the compensation committee’s recommendation and ultimately approved the compensation of our Chief Executive Officer without members of management present. Our compensation committee had the authority to engage the services of a consulting firm or other outside advisors to assist in its designing of our executive compensation programs and in making compensation decisions.

Elements of Compensation

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries were reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Messrs. Stehlin, Brenton, Bond, Carnal, and Sade have annual base salaries for their current roles of $550,000, $325,000, $270,000, 240,006 CHF, and 822,000 ILS, respectively.

Annual Cash Bonuses

Each of our named executive officers was eligible to earn an annual cash incentive bonus which was awarded by our compensation committee in its sole discretion based on achievement of specified corporate performance goals or individual performance. Messrs. Brenton, Bond, Carnal, and Sade have bonus targets for their current roles of $150,000, $77,000, 60,000 CHF, and 411,000 ILS, respectively. In addition, we paid one-time bonuses in 2025 to Mr. Brenton of $60,000 and Mr. Baharav of $100,000, that were related to retention and CEO appointment, respectively. During the year ended December 31, 2025, the Company experienced significant turnover at both the Board and executive level. Each business unit administered its own bonus program which was overseen by the Board. Performance metrics were determined at the business unit level and based primarily off of revenue, with final bonus achievement determined at the discretion of the compensation committee. See “Summary Compensation Table – 2025” for bonuses paid or to be paid in 2026 for 2025 performance, and “Grants of Plan-Based Awards in 2025 Table” for bonus achievement of each officer.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors and compensation committee periodically reviewed the equity incentive compensation of our named executive officers and granted equity incentive awards to them from time to time.

In 2025, we granted restricted stock units to our named executive officers in the amounts set forth in the “Grants of Plan-Based Awards in 2025 Table” below.

Severance Benefits

We have entered into employment agreements with each of Mr. Stehlin and Mr. Brenton that include severance and change in control provisions. These agreements encourage continued attention and dedication to their duties should there arise the possibility of a change in the control and to help ensure a smooth transition should such a change in control occur. For a detailed description, see “Potential Payments Upon Termination or Change in Control – Employment Agreements,” below.

Other Benefits

Our named executive officers are eligible to participate in our broad-based employee benefits programs, including medical, dental, vision coverage, and other benefit plans, in the same manner as our other employees. We do not maintain any non-qualified deferred compensation plans or defined benefit pension plans.

Summary Compensation Table – 2025

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated:

	Year	Salary Paid ($)		Bonus ($)	Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		All other compensation ($)(3)		Total ($)
David Stehlin (4)	2025	172,917		—	1,436,783		—		—		1,609,700
Chief Executive Officer
John Brenton (5)	2025	194,086		60,000	831,020		46,186		—		1,131,292
Chief Financial Officer
Jonathan Bond (6)	2025	201,109		—	310,866		46,933		—		558,908
General Manager, FFF
Olivier Carnal	2025	279,145	*	—	114,514		47,073	*	—		440,732
General Manager, Essemtec
Nir Sade	2025	253,530	*	—	376,250		—		—		629,780
General Manager, AME
Ofir Baharav (7)	2025	247,797		100,000	2,915,493		—		—		3,263,290
Former Chief Executive Officer
Julien Lederman (8)	2025	201,885	*	—	565,997		—		25,040	*	792,922
Former Interim Chief Executive Officer
Assaf Zipori (9)	2025	291,667		—	1,097,250		—		—		1,388,917
Former Chief Financial Officer
Tomer Pinchas (10)	2025	149,105	*	—	—		—		—		149,105
Former Chief Financial Officer	2024	378,000	*	—	1,252,000	*	—		—		1,630,000
	2023	414,000	*	—	1,004,000	*	—		—		1,418,000

* Translated using the exchange rate as of December 31, 2025, which was 0.313 (NIS/USD) (and for Mr. Carnal and Mr. Sade, 1.260 (CHF/USD)), exchange rate as of December 31, 2024, which was 0.274 (NIS/USD), and exchange rate as of December 31, 2023, which was 0.276 (NIS/USD).

(1) In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock units granted during 2025, as applicable, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31,

2025. The amounts reported in this column reflect the accounting cost for the restricted stock units and does not correspond to the actual economic value that may be received upon settlement of the restricted stock units or any sale of any of the underlying Ordinary Shares.

(2) The amounts represent actual bonuses earned by our named executive officers for performance during 2025 upon the attainment of one or more pre-established company goals established by our board of directors on an annual basis.

(3) The amount in this column represents severance paid to Mr. Lederman. The one-time bonuses paid to Mr. Brenton and Mr. Baharav are reported in the “Bonus” column.

(4) Mr. Stehlin was appointed CEO on September 9, 2025.

(5)Mr. Brenton joined the Company as part of the MKFG merger on April 25, 2025 and was appointed CFO on November 2, 2025. The compensation included herein is related to the dates of employment by the Company and the amount in the bonus column is a one-time retention bonus.

(6) Mr. Bond joined the Company as part of the MKFG merger on April 25, 2025. The compensation included herein is related to his period of employment by the Company.

(7) Mr. Baharav served as CEO of the Company from April 8, 2025 until September 8, 2025 and the amount in the bonus column is a one-time appointment bonus.

(8) Mr. Lederman served as interim CEO of the Company from December 6, 2024 until April 7, 2025. Mr. Lederman subsequently served as Chief Business Officer until July 17, 2025. The compensation included herein includes all of Mr. Lederman's compensation while employed by Nano Dimension Ltd. in 2025.

(9) Mr. Zipori joined the Company as part of the MKFG merger on April 25, 2025 and was appointed CFO on April 25, 2025, a position he held until November 1, 2025. The compensation included herein is related to the dates of employment by the Company.

(10) Mr. Pinchas served as CFO of the Company from September 5, 2023 until April 24, 2025.

Grants of Plan-Based Awards in 2025 Table

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Bonus Target($)(1)	Maximum ($)	Bonus Achievement	Grant Date	Number of Units	Grant Date Fair Value of Unit Awards (2)
David Stehlin	—	—	—	2/6/2025	48,415	$128,784
	—	—	—	9/8/2025	694,444	999,999
	—	—	—	1/1/2026(3)	200,000	308,000
John Brenton	71,056	71,056	65%	—	—	—
	—	—	—	9/10/2025	200,000	286,000
	—	—	—	11/2/2025	135,000	348,300
	—	—	—	11/13/2025	128,575	196,720
Jonathan Bond	72,205	72,205	65%	—	—	—
	—	—	—	4/25/2025	82,574	136,247
	—	—	—	11/13/2025	114,130	174,619
Olivier Carnal	72,420	72,420	65%	—	—	—
	—	—	—	11/13/2025	74,846	114,514
Nir Sade	128,643	128,643	0%	—	—	—
	—	—	—	3/18/2025	175,000	376,250
Ofir Baharav	—	—	—	4/8/2025	2,112,676	2,915,493
Julien Lederman	—	—	—	2/18/2025	235,832	565,997
Assaf Zipori	—	—	—	4/25/2025	665,000	1,097,250
Tomer Pinchas	—	—	—	—	—	—

(1) Bonus targets presented for the NEO's current role with the Company as of December 31, 2025 at 100% of attainment. Bonuses are pro-rated for the individuals tenure with the Company and respective roles. Actual 2025 annual incentive cash payments are reported under the heading “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. There is no threshold amount for the Annual Cash awards granted in 2025.

(2) We have computed the grant date fair value of unit awards in accordance with FASB ASC Topic 718 as further described in Note

10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31,

2025.

(3) Unit award approved by shareholders on December 4, 2025 that vested on January 1, 2026.

Equity Vested During Fiscal Year 2025

	Equity Awards
Name	No. of Shares Acquired on Vesting	Value Realized on Vesting (1)
David Stehlin	—	—
John Brenton	—	—
Jonathan Bond	62,042	89,157
Olivier Carnal	37,500	61,500
Nir Sade	31,250	44,438
Ofir Baharav	—	—
Julien Lederman	138,750	226,121
Assaf Zipori	121,833	205,559
Tomer Pinchas	750,000	1,235,208

(1) Computed by multiplying the closing market price of our ADSs on the vesting date by the number of RSUs subject to such award that vested on the applicable vesting date. No options were exercised by our NEOs during the year ended December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year End Table

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David Stehlin	4/25/2025	—	—	—	—	48,415	(3)	74,559
	9/8/2025	—	—	—	—	694,444	(4)	1,069,444
	1/1/2026	—	—	—	—	200,000	(10)	308,000
John Brenton	9/10/2025	—	—	—	—	200,000	(5)	308,000
	11/2/2025	—	—	—	—	135,000	(6)	207,900
	11/13/2025	—	—	—	—	128,575	(5)	198,006
Jonathan Bond	5/1/2025	—	—	—	—	14,954	(6)	23,029
	11/13/2025	—	—	—	—	114,130	(5)	175,760
Olivier Carnal	6/28/2023	—	—	—	—	75,000	(7)	115,500
	11/13/2025	—	—	—	—	74,846	(5)	115,263
Nir Sade	6/28/2023	5,000	—	$0.70	6/28/2027	—		—
	8/11/2023	3,334	—	$0.70	8/12/2027	—		—
	9/29/2022	—	—	—	—	6,250	(7)	9,625
	8/31/2022	—	—	—	—	25,000	(7)	38,500
	3/18/2025	—	—	—	—	175,000	(8)	269,500
Ofir Baharav	—	—	—	—	—	—		—
Julien Lederman	—	—	—	—	—	—		—
Assaf Zipori	4/25/2025	—	—	—	—	39,000	(9)	60,060
Tomer Pinchas	—	—	—	—	—	—		—

(1) Each stock option was fully vested as of December 31, 2025.

(2) The market value of each restricted stock unit award is based on the closing price of $1.53 per share for our Ordinary Shares (as represented by ADSs) on December 31, 2025, the last trading day of fiscal year 2025, as reported on Nasdaq.

(3) This restricted stock unit award vests annually over three years following the vesting commencement date, subject to the named executive officer’s continuous service as a director.

(4) This restricted stock unit award vests monthly over one year following the vesting commencement date, subject to the named executive officer’s continuous service as Chief Executive Officer. To the extent that the restricted stock units are assumed and continued in connection with a “sale event,” the restricted stock units will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.

(5) Each restricted stock unit award vests over two years following the vesting commencement date in four equal semi-annual installments, subject to the named executive officer’s continuous service. To the extent that the restricted stock units are assumed and continued in connection with a “sale event,” the restricted stock units will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.

(6) Each restricted stock unit award vests over a term ending July 1, 2027, subject to the named executive officer’s continuous service.

(7) This restricted stock unit award vests annually over four years following the vesting commencement date, subject to the named executive officer’s continuous service.

(8) This restricted stock unit award vests over three years, with 1/3 vesting one year following the vesting commencement date and the remaining portion vesting in equal semi-annual increments over the remaining 2 years, subject to the named executive officer’s continuous service.

(9) Mr. Zipori’s separation agreement modified the terms of his CFO appointment equity grant to cancel 504,167 RSUs and allow for the vesting of 50,000 RSUs as follows: 11,000 RSUs vesting on December 1, 2025, 11,000 RSUs vesting on January 1, 2026, 11,000 RSUs vesting on February 1, 2026, and 17,000 RSUs vesting on April 1, 2026.

(10) Mr. Stehlin was granted 200,000 unvested restricted stock units as approved at the Annual General Meeting of Shareholders held on December 4, 2025 and such RSUs vested on January 1, 2026.

Policies on the Timing of Option Awards

Item 402(x) of Regulation S-K requires us to discuss our policies and practices on the timing of awards of options in relation to the disclosure by us of material nonpublic information. We have not granted stock options, stock appreciation rights or similar option-like instruments since 2023. Accordingly, we do not consider the release of material nonpublic information in relation to the grant of such awards and do not time such release for the purpose of affecting the value of executive compensation.

Clawback Policy

In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will require prompt reimbursement or forfeiture of any excess cash, equity, or equity-based compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure affected by the restated financial statements (“Incentive Compensation”) received by any current or former executive officer, including an NEO (a “Covered Executive”), during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. For the sake of clarity, recoupment is required in the event of any restatement that either: (a) corrects an error in previously issued financial statements that is material to the previously issued financial statements; or (b) corrects an error not material to previously issued financial statements, but that would result in a material misstatement if (i) the error was left uncorrected in the then current period; or (ii) the error correction was recognized in the then current period. The Company’s obligation to recover erroneously awarded compensation is not dependent on if or when the restated financial statements are filed. For purposes of determining the relevant recovery period, the date that the Company is required to prepare an accounting restatement as described above is the earlier to occur of: (A) the date the Board, a committee of the Board, or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an accounting restatement as described above; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare an accounting restatement as described above. In accordance with Nasdaq Rule 5608(e), this Policy is applicable to Incentive Compensation received on or after October 2, 2023. The amount to be recovered will be the excess of the Incentive Compensation paid to the Covered Executive based on the erroneous data over the Incentive Compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Compensation Committee, and without regard to any taxes paid by or withheld from the Covered Executive. During fiscal year 2025, there were no events that triggered a right to a clawback or recoupment from any of our executive officers.

Potential Payments Upon a Termination or Change of Control

Employment Agreements: We entered into an employment agreement with Mr. Stehlin as of September 7, 2025 (the “Stehlin Agreement”) that had a one-year term that expired on September 7, 2026. As of the date of the filing of this Proxy Statement, the Stehlin Agreement had not been extended. The Stehlin Agreement provided that Mr. Stehlin’s annual base salary was $550,000 and that he was entitled to a grant of RSUs with a value of $1,000,000 (the “Initial Stehlin RSUs”). The Stehlin Agreement further provided that if the Company terminated Mr. Stehlin’s employment without cause (as defined in the Stehlin Agreement), Mr. Stehlin would have been entitled to the following severance benefits, subject to his execution of an irrevocable release of claims in favor of the Company and its affiliates: (i) continued payment of his base salary for the period from the termination date through September 7, 2026, (ii) continued health insurance coverage through September 30, 2026, and (iii) full acceleration of vesting of the unvested portion of the Initial Stehlin RSUs. The Stehlin Agreement provided that Mr. Stehlin was entitled to the severance benefits described in (i) and (iii) of the preceding sentence if the termination occurred after a change in control (as defined in the Stehlin Agreement) and either the Company or its successor terminated his employment without cause. In addition, Mr. Stehlin was entitled to full acceleration of vesting of the unvested portion of the Initial Stehlin RSUs if his employment terminates due to his death or disability.

We entered into an employment agreement with Mr. Brenton as of October 20, 2025 (the “Brenton Agreement”) that provides for at-will employment and does not have a fixed termination date. The Brenton Agreement provides that Mr. Brenton’s annual base salary was initially $325,000, he had the opportunity to receive a discretionary annual bonus of $150,000 subject to the satisfaction of performance goals established by the board, which was to be prorated for 2025, and that he was to receive an initial grant of 135,000 RSUs. If the Company terminates Mr. Brenton’s employment without cause (as defined in the Brenton Agreement) or he resigns for good reason (as defined in the Brenton Agreement), Mr. Brenton is entitled to the following severance benefits, subject to his execution of an irrevocable release of claims in favor of the Company and its affiliates: (i) continued payment of his base salary for nine months in accordance with our normal payroll practices, (ii) continuation of group health plan benefits for up to nine months (with the cost shared in the same relative proportion between the Company and Mr. Brenton as of the termination date), and (iii) if applicable, payment of the unpaid annual bonus for the calendar year prior to the year of termination. In the event that such termination occurs on or within twelve months following a change in control (as defined in the Brenton Agreement), Mr. Brenton will receive the following severance benefits instead of the benefits described in the preceding sentence: (i) continued payment of (A) his annual base salary, plus (B) his target annual bonus prorated for the year of termination based on the number of days that he was employed during the year, payable in twelve equal monthly installments, (ii) continuation of group health plan benefits for up to twelve months (with the cost shared in the same relative proportion between the Company and Mr. Brenton as of the termination date), and (iii) if applicable, payment of the unpaid annual bonus for the calendar year prior to the year of termination.

No Severance Policy: We do not maintain a severance policy with respect to potential payments to an NEO upon a termination of employment or a change of control.

Equity Awards: Pursuant to the equity agreements entered into with the respective NEOs, certain unvested equity awards may vest in connection with a change of control, which is generally defined in the employment agreements as the following:

The sale of substantially all of the Company’s assets; or the consummation of a merger, consolidation, or similar corporate reorganization involving the Company and any third party, pursuant to which such third party becomes the surviving entity; or the dissolution or winding-up of the Company, whether by way of voluntary or involuntary liquidation (each, a “Transaction”).

If, following the closing of the Transaction, or as part of, or in connection therewith, the NEO’s employment is terminated (i) by the Company other than for cause; or (ii) by the NEO for good reason, then all unvested RSUs shall become fully vested as of the effective date of such termination.

If the NEO remains continuously employed and in good standing with the Company following the Transaction (whether in the NEO’s current role or in a comparable position assigned with substantially equivalent responsibilities, authority, and duties) through the first one (1) year anniversary of the closing of the Transaction, then all unvested RSUs shall become fully vested on such first one (1) year anniversary.

The following table shows the amount of incremental value that would have been received by each of the NEOs who were serving the Company on December 31, 2025 upon certain events of termination or a change of control, including the accelerated vesting of the RSUs held by our NEOs on December 31, 2025:

Name	Benefit	Unit Value (1)	Termination due to Death or Disability ($)	Termination for Any Other Reason ($)	Change of Control with Not for Cause Termination or Good Reason Resignation ($)	Not for Cause Termination (or Resignation for Good Reason for Mr. Brenton) ($)
David Stehlin	RSUs	$1,069,444	$1,069,444	$—	$1,069,444	$1,069,444
	Cash Severance	412,500	—	—	412,500	412,500
	Benefits	—	—	—	—	—
	Total	1,481,944	1,069,444	—	1,481,944	1,481,944
John Brenton	RSUs	506,006	—	—	506,006	506,006
	Cash Severance	289,936	—	—	425,000	289,936
	Benefits	25,794	—	—	34,392	25,794
	Total	821,735	—	—	965,397	821,735
Jonathan Bond	RSUs	175,760	—	—	175,760	—
Olivier Carnal	RSUs	115,263	—	—	115,263	—

(1)The amounts reflected above represent the value of the accelerated vesting of the RSUs, which is equal to the product of the number of RSUs that were subject to vesting on December 31, 2025 multiplied by the closing price of our ADSs on that date.

Other executive terminations in 2025:

We entered into a Separation Agreement with Mr. Pinchas as of June 9, 2025 (the “Pinchas Separation Agreement”). The Pinchas Separation Agreement provides that Mr. Pinchas' employment with Company terminated effective as of June 10, 2025. The Pinchas Separation Agreement contained a customary release of claims Additionally, pursuant to the Pinchas Separation Agreement, Mr. Pinchas agreed to provide post-termination services through December 10, 2025 (the “termination date”), during which time compensation was in the form of continued vesting of restricted stock units previously granted. All unvested restricted share units as of the termination date were cancelled.

We entered into a Separation Settlement Agreement and Release with Mr. Lederman as of July 30, 2025 (the “Lederman Separation Agreement”). The Lederman Separation Agreement provides that Mr. Lederman's employment with Company terminated on July 17, 2025. In consideration for Mr. Lederman’s release of claims set forth in the Lederman Separation Agreement, the Company paid Mr. Lederman a gross lump sum amount of NIS 80,000 in lieu of a one-month notice period.

We entered into a Settlement Agreement and General Release with Mr. Zipori as of October 21, 2025 (the “Zipori Separation Agreement”). The Zipori Separation Agreement provides that Mr. Zipori's employment with Company terminated on November 1,

2025. In consideration for Mr. Zipori’s release of claims set forth in the Zipori Separation Agreement, the Company agreed to accelerate the vesting of 50,000 restricted stock units, granted to Mr. Zipori on April 25, 2025, under the Nano Dimension Ltd. Employee Stock Option Plan (2015) U.S. Allocation Agreement dated April 17, 2025, in four installments ending on April 1, 2026.

We have not yet entered into a separation agreement with Mr. Baharav and no severance benefits have been provided to Mr. Baharav as of the date of this Proxy Statement.

CEO Pay Ratio

In accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, set forth below is information about the relationship of the annualized total compensation of Mr. Stehlin, who was serving as our Chief Executive Officer as of the date that was used to determine the median employee, and the annual total compensation of our employees. Mr. Stehlin’s compensation included an annual base salary of $550,000 and $1,000,000 in RSUs, and we have calculated his annualized compensation as $1,550,000. Based on this information, for 2025, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee as of December 31, 2025 was approximately 16 to 1.

To identify the median employee and such employee’s annual total compensation, the following steps were taken:

It was determined that, as of December 31, 2025, the applicable employee populations consisted of 478 employees employed around the world but primarily located in Israel, Switzerland, the United Kingdom, and the United States. This population consisted of our full-time and part-time employees. For our Markforged employees, the full annual reported wages were used in the calculation.

1.
To identify the “median employee” from our employee population, we compared the total earnings of our employees as reflected in our payroll records as reported on Form W-2 for 2025 or other applicable payroll reports for international employees.
2.
We identified our median employee using payroll reporting and applied this compensation measure consistently to all of our employees required to be included in the calculation. We did not make any cost of living adjustments in identifying the “median employee”.
3.
Once we identified our median employee, we combined all elements of the employee’s compensation for 2025 resulting in total annual compensation of $98,862.

Equity Compensation Plan Information

We maintain one equity incentive plan – our Employee Stock Option Plan (2015) (the “2015 Plan”). Our 2015 Plan was adopted by our Board of Directors in February 2015 and will expire in February 2027 unless its term is extended as described in Proposal Five. Our employees, directors, officers, service providers, advisors, suppliers and any other person or entity whose services are considered valuable to us are eligible to participate in this plan. We are authorized to issue equity-based compensation to our and our subsidiaries’, executive officers and/or directors and/or employees in the amount that shall not exceed 20% of our issued and outstanding share capital on a fully diluted basis, as will be at the time of the issuance. The foregoing limitation does not preclude from our Board of Directors’ authority to change and/or determine the amount of equity-based compensation to be issued in accordance with the 2015 Plan.

Our 2015 Plan is administered by our Board of Directors, regarding the granting of options and the terms of option grants, including exercise price, method of payment, vesting schedule, acceleration of vesting and the other matters necessary in the administration of these plan. Eligible Israeli employees, officers and directors, would qualify for provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance, or the Tax Ordinance. Pursuant to such Section 102(b)(2), qualifying options and shares issued upon exercise of such options are held in trust and registered in the name of a trustee selected by the Board of Directors. In order to be eligible under Section 102, the trustee may not release these options or shares to the holders thereof for two years from the date of the registration of the options in the name of the trustee. Under Section 102, any tax payable by an employee from the grant or exercise of the options is deferred until the transfer of the options or ordinary shares by the trustee to the employee or upon the sale of the options or ordinary shares, and gains may qualify to be taxed as capital gains at a rate equal to 25%, subject to compliance with specified conditions. Our Israeli non-employee service providers and controlling shareholders may only be granted options under Section 3(9) of the Tax Ordinance, which does not provide for similar tax benefits. The 2015 Plan also permits the grant to Israeli grantees of options that do not qualify under Section 102(b)(2).

Upon termination of employment for any other reason, other than in the event of death, disability, all unvested options will expire and all vested options will generally be exercisable for 3 months following termination, or such other period as determined by the plan administrator, subject to the terms of the 2015 Plan and the governing option agreement.

“For additional information regarding the 2015 Plan, see the discussion under the heading “Proposal Five — To approve an extension of the Company's Employee Stock Option Plan” below.

Equity Compensation Plan Information

The following table sets forth additional information as of November 4, 2026 about Ordinary Shares that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted-average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	31,713,066	$5.29	33,233,132
Equity compensation plans not approved by security holders	—	—	—
Total	31,713,066	$5.29	33,233,132

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an executive officer or employee of our company. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Committee Report

The compensation committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based upon such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE COMPENSATION COMMITTEE

Robert Pons

Phillip Borenstein

Dr. Joshua Rosensweig

Andrew Sriubas

Paul Fruchthandler

Nadav Kidron

Eliezer Eli Tarlow

Each of Dr. Joshua Rosensweig, Phillip Borenstein, Robert Pons, and Andrew Sriubas constituted the members of the compensation committee at the time the compensation committee recommended that the Company’s Compensation Discussion and Analysis be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Each of Phillip Borenstein, Paul Fruchthandler, Nadav Kidron, and Eliezer Eli Tarlow constituted the members of the compensation committee who recommended the inclusion of the Compensation Discussion and Analysis be included in this Proxy Statement.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company. As this is the initial year in which this information is required, we have shown the information for our last three fiscal years.

Year	Summary Compensation Table Total for CEO ($ thousands)(1)	Compensation Actually Paid to CEO ($ thousands)(2)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers (“NEOs”) ($ thousands)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($ thousands)(2)(3)	Value of Initial Fixed $100 Investment Based on:		Consolidated Revenue ($ thousands)	Non-GAAP Operating Expenses ($ thousands)	Non-GAAP Adjusted EBITDA ($ thousands)
					Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(4)(5)
2025 - Stehlin	1,610	1,610	716	280	$66.96	$148.92	102,437	101,003	(53,239)
2025 - Baharav	3,263	348	" "	" "	" "	" "	" "	" "	" "
2025 - Lederman	793	398	" "	" "	" "	" "	" "	" "	" "
2024	3,638	228	1,244	1,619	$107.83	$131.88	57,775	89,814	(63,593)
2023	1,125	1,125	2,211	296	$104.35	$117.78	56,314	127,918	(105,317)

(1)

2025: Our PEO’s for the year ended December 31, 2025 are Messrs. Stehlin, Baharav, and Lederman, respectively.

2024: Our PEO for the year ended December 31, 2024 is Zivi Nedivi.

2023: Our PEO for the year ended December 31, 2023 is Yoav Stern.

(2)

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is calculated as Summary Compensation Table total compensation adjusted to deduct the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date) and add changes in fair value of equity awards from the prior year end in accordance with Item 402(v) of Regulation S-K, for each covered year. Named executive officers do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award.

(3)

The non-CEO named executive officers reflects the following individuals in each year:

2025: Jonathan Bond, General Manager of FFF; John Brenton, Chief Financial Officer; Olivier Carnal, General Manager of Essemtec; Tomer Pinchas, Former Chief Financial Officer; Nir Sade, General Manager of AME; and Assaf Zipori, Former Chief Financial Officer.

2024: Tomer Pinchas, Chief Operating Officer; Nick Geddes, Chief Technology Officer; and Yael Sandler, Chief Financial Officer, as disclosed in the Form 20-F filed on May 12, 2025.

2023: Zivi Nedivi, President; Tomer Pinchas, Chief Financial Officer & Chief Operating Officer; Nick Geddes, Chief Technology Officer; and Hanan Gino, Chief Product Officer and Head of Technology, as disclosed in the Form 20-F filed on March 21, 2024.

(4)	Total Stockholder Return is determined based on the value of an initial fixed investment of $100 at December 31, 2022.
(5)	The Peer Group referenced for purpose of the Total Stockholder Return comparison consists of the iShare Russell 2000.

The following table outlines the adjustments made to the compensation earned by our CEO and non-CEO NEOs, as presented in the Summary Compensation Table, to derive the CAP to our CEO and non-CEO NEOs.

Item and Value Added (Deducted)	2025 Stehlin	2025 Baharav	2025 Lederman	2024	2023
For CEO:
Summary Compensation Table Total	1,610	3,263	793	3,638	1,125
- Summary Compensation Table “Stock Awards” column value	(1,437)	(2,915)	(566)	(2,696)	—
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	1,144	—	—	—	—
+/- change in fair value of outstanding and unvested equity awards granted in prior years	—	—	—	124	—
+ vest date fair value of equity awards granted in the covered year	293	—	192	—	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	—	—	(21)	(838)	—
Compensation Actually Paid	1,610	348	398	228	1,125
For Non-CEO NEOs (Average):
Summary Compensation Table Total	716	" "	" "	1,244	2,211
- Summary Compensation Table “Stock Awards” column value	(455)	" "	" "	(825)	(1,607)
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	228	" "	" "	1,240	510
+/- change in fair value of outstanding and unvested equity awards granted in prior years	(156)	" "	" "	31	87
+ vest date fair value of equity awards granted in the covered year	49	" "	" "	—	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	(102)	" "	" "	(71)	(905)
Compensation Actually Paid	280	" "	" "	1,619	296

2025 Most Important Financial Measures to Determine Compensation Actually Paid

As required by Item 402 (v) of Regulation S-K, we have identified the following performance measures as being the most important in linking actual compensation paid to our executives to our performance. The performance measures we use to evaluate our executives’ performance are described below and are not ranked by relative importance. For more information refer to the “Elements of Executive Compensation” set forth above in this Proxy Statement.

Most Important Performance Measures
Consolidated Revenue
Non-GAAP Operating Expenses
Non-GAAP Adjusted EBITDA

Pay versus Performance Comparative Disclosure

The following reflect the relationships between (i) CAP to our total CEO, and the average of CAP to our non-CEO NEOs, to our revenue, non-GAAP operating expenses, and non-GAAP adjusted EBITDA, in each case for the years 2023 through 2025, and (ii) our cumulative total shareholder return (“TSR”) to our Peer Group TSR.

PEO & Average NEO Compensation Paid vs. Revenue (thousands)
$2,500
$2,000
$1,500
$1,000
$500
-
$ in Thousands
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
Revenue
2023
2024
2025
Year
Total PEO Compensation Paid
Average NEO Compensation Paid
Consolidated Revenue

PEO & Average NEO Compensation Paid vs.
Non-GAAP Operating Expenses (thousands)
$2,500
$2,000
$1,500
$1,000
$500
-
$ in Thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
Non-GAAP Operating Expenses
2023
2024
2025
Year
Total PEO Compensation Paid
Average NEO Compensation Paid
Non-GAAP Operating Expenses

PEO & Average NEO Compensation Paid vs. Non-GAAP Adjusted EBITDA (thousands)
$2,500
$2,000
$1,500
$1,000
$500
-
$ in Thousands
-
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
($120,000)
Non-GAAP Adjusted EBITDA
2023
2024
2025
Year
Total PEO Compensation Paid
Average NEO Compensation Paid
Non-GAAP Adjusted EBITDA

Performance as a Key Consideration in Annual Compensation Review

Our compensation committee and Board of Directors review executives’ performance on an annual basis and are presented with the achievement of the specific performance goals. A similar performance review will be used by the compensation committee and the Board of Directors to determine the extent to which the CEO has earned any performance-based, variable compensation. Further, the performance evaluation serves as a key factor in considering potential updates of an executive’s compensation package.

The compensation committee and the Board of Directors discuss, based on our CEO’s recommendation, the financial and/or strategic goals applicable to the executives’ performance-oriented, variable compensation, based on the Company’s operating plan and its strategic goals. These quantitative and, to a lesser extent, qualitative goals are assigned to each executive as part of their bonus plan, and a composition of different key, measurable and pre-determined performance indicators for the Company are designated as performance criteria for the purposes of the executive bonus granted by the Company. All goals are designed to align executive pay with the Company’s medium- or long-term performance, promote successful achievement of critical milestones in the Company’s growth and the execution of its strategy, thereby supporting the increase of Company and shareholder long-term value.

Compensation Objectives

In order to accomplish our key corporate objectives, we must attract, motivate and retain highly skilled and experienced people to execute our corporate strategy and lead our team. To that end, our executive officer compensation program is designed to:

(i)	link pay to performance;
(ii)	align executive officers’ interests with those of the Company and its shareholders over the long-term; and
(iii)	provide competitive compensation to attract and retain talent.

Compensation Methodology Generally

Based on the foregoing considerations, our compensation committee and the Board of Directors designed compensation for our CEO, which includes a long-term incentive component in the form of equity awards.

Methodology

We believe that the proposed CEO compensation structure and components reflect market practice and good governance. The compensation committee and the Board of Directors considered a compensation benchmarking report prepared by Compensia, an independent compensation consultant retained by the Company. Compensia’s analysis compared executive compensation practices at peer companies selected by reference to factors including market capitalization, industry and other relevant characteristics. The compensation committee and the Board of Directors considered this peer-group analysis in assessing the competitiveness and appropriateness of the CEO proposed compensation package. They believe that the proposed CEO compensation structure and components reflect market practice, good governance, and supports the attraction and retention of qualified executive leadership, while the equity award promotes alignment with shareholders’ long-term interests. The discretionary bonus component provides flexibility to consider individual and Company performance and other relevant factors. Our compensation committee and the Board of Directors believe the proposed compensation terms, which stem from our executive compensation methodology described above, have been designed to align a significant portion of the CEO compensation with shareholder interests and long-term Company value creation.

When determining the proposed compensation terms, the Compensation Committee and the Board of Directors ensured that the service terms and compensation terms provide a framework that promote executive-shareholder alignment on achieving long-term Company success and allow for the CEO’s compensation to remain appropriate and competitive relative to market practices in similar companies, and in a changing market environment. For more information about the proposed compensation package for our CEO, see “Proposal Seven — To approve the compensation terms of the Company's Chief Executive Officer, Moshe Rozenbaum” below.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC.

Because the Company was a foreign private issuer exempt from Section 16 during the fiscal year ended December 31, 2025, no Section 16(a) filings were required for that year.

AUDIT COMMITTEE REPORT

On behalf of the Board of Directors of the Company, the Audit Committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the Audit Committee has reviewed and discussed with management and its independent registered public accounting firm, KPMG LLP (“KPMG”), the audited consolidated financial statements of the Company for the year ended December 31, 2025, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025.

The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025, be included in the Company’s 2025 Annual Report on Form 10-K filed with the SEC on March 31, 2026. The Audit Committee has selected Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC Israel”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and is asking the shareholders to approve the appointment.

The Audit Committee
Dr. Joshua Rosensweig
Phillip Borenstein
Robert Pons

Andrew Sriubas

Paul Fruchthandler

Nadav Kidron

Eliezer Eli Tarlow

Each of Dr. Joshua Rosensweig, Phillip Borenstein, Robert Pons, and Andrew Sriubas constituted the members of the Audit Committee at the time the Audit Committee recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Each of Phillip Borenstein, Paul Fruchthandler, Nadav Kidron, and Eliezer Eli Tarlow constituted the members of the Audit Committee at the time the Audit Committee selected PwC Israel as the Company’s independent registered public accounting firm.

PROPOSAL TWO - APPROVAL AND RATIFICATION OF THE REMOVAL OF KPMG AS NANO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE APPOINTMENT OF KESSELMAN & KESSELMAN

AS NANO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZING

THE BOARD OF DIRECTORS TO DETERMINE THEIR COMPENSATION UNTIL THE NEXT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

Under the Companies Law, the appointment or re-appointment of independent public accountants requires the approval of the shareholders of the Company. The Board of Directors has authorized and approved the appointment of PwC Israel as the Company’s independent auditor firm for the year ending December 31, 2026 and until the next annual general meeting of shareholders and authorized the Board of Directors to determine their compensation until the next annual general meeting. The Board of Directors believes that the appointment of PwC Israel as the independent auditor of the Company is appropriate and in the best interest of the Company and its shareholders.

We engaged PwC Israel as the Company’s independent registered public accounting firm on September 28, 2026. Prior to that, including for part of the 2026 fiscal year and all of the 2025 fiscal year, KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm. KPMG was dismissed as the Company’s independent registered public accounting firm on September 28, 2026. The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the SEC on October 2, 2026.

PwC Israel will be replacing our previous independent auditors, KPMG LLP (“KPMG”), which have been our independent auditors since August 19, 2025.

Fees of Independent Registered Public Accounting Firm

The Company incurred the following fees from KPMG LLP for the audit of the consolidated financial statements and for other services provided for the fiscal year ended December 31, 2025, and Somekh Chaikin, a member firm of KPMG International (“Somekh Chaikin”) for the fiscal year ended December 31, 2024:

	Year Ended December 31,
(in thousands, U.S dollars)	2025	2024
Audit fees (1)	$2,050	$752
Audit-related fees (2)	—	70
Tax fees (3)	—	140
Total	$2,050	$962

(1)
Includes professional services rendered in connection with the audit of our annual financial statements and audit of internal controls over financial reporting.
(2)
Includes fees for other services.
(3)
Tax fees are the aggregate fees billed (in the year) for professional services rendered for tax compliance and tax advice other than in connection with the audit.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below. All of the fees described above were pre-approved by our audit committee.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During the fiscal year ended December 31, 2025, prior to its appointment as the Company’s independent registered public accounting firm, PwC Israel was engaged by the Company to perform consulting and advisory services. Our audit committee and PwC Israel evaluated these prior non-audit services under Rule 2-01 of Regulation S-X and PCAOB independence rules and concluded that they do not impair PwC Israel’s independence for the fiscal year ending December 31, 2026.

Change in Independent Registered Public Accounting Firm

On September 28, 2026, our audit committee dismissed KPMG as the Company’s independent registered public accounting firm. KPMG had been engaged effective August 19, 2025. KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025 contained an adverse opinion because of the material weakness described below.

During the fiscal year ended December 31, 2025 and the subsequent interim period through September 28, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in its report, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, relating to insufficient resources with the appropriate level of accounting knowledge, training and experience, which resulted in ineffective design and operation of process-level controls related to accounting and related disclosures for acquisitions, including controls over the valuation of certain acquired intangible assets and discontinued operations. The audit committee discussed the material weakness with KPMG, and the Company has authorized KPMG to respond fully to the inquiries of PwC Israel concerning the material weakness.

On September 28, 2026, the audit committee engaged PwC Israel as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim period through September 28, 2026, neither the Company nor anyone on its behalf consulted PwC Israel regarding the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Company previously reported the change in its Current Report on Form 8-K filed with the SEC on October 2, 2026, which included KPMG’s letter as Exhibit 16.1.

On August 26, 2025, the Company announced the appointment of KPMG as the Company’s independent registered public accounting firm, effective August 19, 2025, succeeding Somekh Chaikin, the Company’s former independent registered public accounting firm. This change was in connection with the change in its principal executive offices to the U.S.

The audit reports of Somekh Chaikin on the financial statements of the Company as of and for the fiscal year ended December 31, 2024 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2024 and during the period from January 1, 2025 through the period ending on August 18, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Somekh Chaikin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Somekh Chaikin’s satisfaction, would have caused Somekh Chaikin to make reference to the subject matter of the disagreement(s) in connection with its reports.

No reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred within the fiscal year ended December 31, 2024 and subsequently until August 17, 2025.

The Company previously reported the change in its report on Form 6-K furnished with the SEC on August 26, 2025, which included Somekh Chaikin’s letter as Exhibit 16.1.

Representatives of PwC Israel are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Proposed Resolution

You are requested to adopt the following resolution:

“RESOLVED, to approve and ratify the removal of KPMG as our independent auditor firm and the appointment of PwC Israel as the Company’s independent auditor firm, commencing September 28, 2026, for the fiscal year ending December 31, 2026 and until the next annual general meeting, and to authorize the Board of Directors to determine their compensation.”

Vote Required

The approval of Proposal Two requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Two is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions from a beneficial owner of shares. If there are any broker non-votes or abstentions, they will have no effect on this proposal.

Board Recommendation

The Board of Directors recommends voting “FOR” the above proposal.

PROPOSAL THREE - APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE 2025 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

As required under Section 14A of the Exchange Act and the Dodd-Frank Act, we are seeking, on a non-binding advisory basis, shareholder approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis and related executive compensation tables in the “Executive Compensation” section beginning on page 18 above, which shareholders may wish to review in considering their vote on this proposal. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This is the Company’s first say-on-pay vote, and subject to the outcome of Proposal 4, the next say-on-pay vote is expected at the 2027 annual general meeting.

Our executive compensation program is designed with the intention of (i) attracting, motivating and retaining highly qualified executive officers in a competitive market, (ii) providing compensation to our executives that is competitive and rewarding the achievement of challenging business objectives; and (iii) aligning our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards. Our Board of Directors believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. The compensation committee takes into consideration the recommendations of the Company’s senior management when assessing the amount or form of executive and director compensation. The compensation committee and the Board of Directors believe that our executive compensation program is designed appropriately, that the terms of our executive compensation program are effective in implementing our compensation philosophy and in achieving our goals, and that our executive compensation program ensures that management’s interests are aligned with our shareholders’ interests to support long-term shareholder value creation.

As an advisory vote, this proposal is not binding. However, our Board and its compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposed Resolution

You are requested to adopt the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers of Nano Dimension Ltd. for the fiscal year ended December 31, 2025 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, related executive compensation tables, and any narrative discussion, is hereby approved.”

Vote Required

A Simple Majority is required to approve Proposal No. 3. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The say-on-pay vote is not binding on us, the Board or the compensation committee.

Board Recommendation

The Board of Directors recommends voting “FOR” the above proposal.

PROPOSAL FOUR - ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Under Section 14A of the Exchange Act, we are asking shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote).

Shareholders may vote for one of three options on this proposal:

1. Every ONE Year;

2. Every TWO Years; or

3. Every THREE Years.

Background & Recommendation

The Board of Directors believes that holding an advisory vote on executive compensation EVERY YEAR is the most appropriate policy for the Company at this time. An annual vote provides shareholders with a direct, consistent, and timely mechanism to give feedback on executive compensation practices and aligns with current corporate governance best practices.

Effect of the Vote

Because this vote is advisory, it is not binding upon the Company or the Board of Directors. However, the compensation committee and the Board value the opinions expressed by shareholders and will carefully consider the outcome of this vote when determining the frequency of future Say-on-Pay votes.

Vote Required

A Simple Majority is required to approve one of the options. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. If none of the options receives a Simple Majority vote, the option that receives the highest number of votes cast will be considered to be the frequency selected by the shareholders. The shareholders’ vote on the frequency of the Say-on-Pay Vote is not binding on us, the Board or the compensation committee.

Board Recommendation

The Board of Directors recommends voting for “EVERY ONE YEAR” as the frequency for future advisory votes on executive compensation.

PROPOSAL FIVE - TO APPROVE AN EXTENSION OF THE COMPANY’S EMPLOYEE STOCK OPTION PLAN (2015)

Background to Nano Dimension Ltd. Employee Stock Option Plan (2015)

We maintain one equity incentive plan – our Employee Stock Option Plan (2015) (the “2015 Plan”). Our 2015 Plan was adopted by our shareholders in February 2015, was extended by our shareholders in December 2025 and will expire in February 2027, pursuant to which equity awards are granted to eligible service providers. Equity awards, similar to those typically offered by our competitors are, and we believe will continue to be, an integral component of our overall compensation program, enabling us to attract qualified and skilled employees and directors, retain our existing employees, including our experienced management team and provide incentives for our employees to exert maximum efforts for our success, ultimately contributing to the creation of shareholder value. We are seeking shareholder approval to extend the 2015 Plan for an additional one-year period, such that it will instead expire in February 2028. If the amendment is not approved, the 2015 Plan will expire in February 2027 and thereafter, no additional grants will be made pursuant to the 2015 Plan.

The following summary describes the material terms of the 2015 Plan. This summary of the 2015 Plan is not a complete description of all provisions of the 2015 Plan and is qualified in its entirety by reference to the 2015 Plan, which is attached hereto as Appendix A. Shareholders are encouraged to read the 2015 Plan in its entirety.

Our employees, directors, officers, and service providers (as well as those of our affiliates) are eligible to participate in this plan. As of November 4, 2026, approximately 365 employees, including 2 executive officers, 2 officers, 4 non-employee directors, and no service providers were eligible to receive awards pursuant to the 2015 Plan.

We are authorized to issue equity-based compensation to our officers and/or directors and/or employees and/or subsidiaries in the amount that shall not exceed 20% of our issued and outstanding share capital on a fully diluted basis, as will be at the time of the issuance (and a maximum of 10,000,000 Ordinary Shares may be issued pursuant to options intended to qualify as incentive stock options for U.S. tax purposes (“ISOs”)). Subject to applicable law and regulations, the foregoing limitation does not preclude from our board of directors’ authority to change and/or determine the amount of equity-based compensation to be issued in accordance with the 2015 Plan. In the event that awards granted pursuant to the 2015 Plan expire or are cancelled prior to exercise or settlement, as applicable, or in the event that a participant waives the right to exercise of options and/or waives the right to receive shares subject to restricted share units (“RSUs”), the underlying shares that were not purchased or settled will be available for allocation to other participants pursuant to the 2015 Plan. As of November 4, 2026, 2,470,963 Ordinary Shares were subject to outstanding awards granted pursuant to the 2015 Plan, 33,233,132 Ordinary Shares were available for grant pursuant to the 2015 Plan and the closing price of an ADS was $1.32.

The 2015 Plan provides for the grant of awards in the form of options and RSUs.

Our 2015 Plan is administered by our board of directors, regarding the granting of awards and the terms of such grants, including exercise price, method of payment, vesting schedule, acceleration of vesting and the other matters necessary in the administration of the 2015 Plan.

Eligible Israeli employees, officers and directors, would qualify for provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance (the “Tax Ordinance”). Pursuant to Section 102(b)(2), qualifying restricted share units, options and shares issued upon exercise of such options are held in trust and registered in the name of a trustee selected by the board of directors. In order to be eligible under Section 102, the trustee may not release these options or shares to the holders thereof for two years from the date of the registration of the restricted share units or options in the name of the trustee. Under Section 102, any tax payable by an employee from the grant or exercise of the options is deferred until the transfer of the restricted share units, options or ordinary shares by the trustee to the employee or upon the sale of the restricted share units, options or ordinary shares, and gains may qualify to be taxed as capital gains at a rate equal to 25%, subject to compliance with specified conditions. Our Israeli non-employee service providers and controlling shareholders (as such term is defined in the Tax Ordinance) may only be granted options under Section 3(9) of the Tax Ordinance, which does not provide for similar tax benefits. The 2015 Plan also permits the grant to Israeli grantees of options that do not qualify under Section 102(b)(2). Unless otherwise provided by our Board of Directors, each portion of vested options must be exercised within four years after the date on which such portion vested.

With respect to U.S. service providers, the appendix to the 2015 Plan provides that incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may be granted to our employees and our parent and subsidiary corporations’ employees, and nonqualified stock options (“NSOs”) may be granted to our employees, directors and service providers and any of our affiliates’ employees and service providers. The exercise price per share of an option granted to a U.S. service provider may not be less than 100% (or 110% in the case of ISOs granted to a person who owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations (a “Ten Percent Stockholder”) of the fair market value of an ordinary share on the date of grant. In addition, no ISO will be exercisable after the expiration of ten years (or five years in the case of ISOs granted to a Ten Percent Stockholder) after the date of grant and the aggregate fair market value, determined at the time of grant, of ordinary shares with respect to ISOs that are exercisable for the first time by any participant during any calendar year under all of our stock plans or plans of our affiliates may not exceed $100,000 and options or portions thereof that exceed such limit will generally be treated as NSOs.

Upon termination of employment for any other reason, other than in the event of death or disability, all unvested options will expire and all vested options will generally be exercisable for 3 months following termination, or such other period as determined by the plan administrator, subject to the terms of the 2015 Plan and the governing option agreement. Upon termination of employment or service due to death or disability, all unvested options will expire and all vested options will generally be exercisable for 12 months following termination, or such other period as determined by the plan administrator, subject to the terms of the 2015 Plan and the governing option agreement.

Subject to the terms of the 2015 Plan, each RSU will have such terms and conditions as determined by the plan administrator. An RSU represents a participant’s right to be issued on a future date the number of ordinary shares that is equal to the number of RSUs subject to the award. A participant will not have voting or any other rights as a shareholder of ours with respect to any RSU award (unless and until shares are actually issued in settlement of a vested RSU). An RSU award will generally be granted in consideration for a participant’s services to us or an affiliate, such that the participant will not be required to make any payment to us (other than such services) with respect to the grant or vesting of the RSU award, or the issuance of any shares pursuant to the RSU award. The plan administrator may also specify that an RSU is intended to qualify for provisions of Section 102(b)(2) of the Tax Ordinance.

Unless otherwise provided in an award agreement, options and RSUs granted pursuant to the 2015 Plan generally vest over three years, with one third of the award vesting after twelve months, and the remaining portion vesting in equal quarterly increments over the following two years, subject to the holder’s service through the applicable vesting date. If the holder’s service is terminated due or incidentally to a change in control, the vesting period of the next portion of the award that was scheduled to vest will accelerate upon such termination.

Awards granted under the 2015 Plan may not be transferred or assigned by a participant (or the trustee, with respect to awards subject to Section 102(b)(2) of the Tax Ordinance) other than upon death pursuant to the laws of descent and distribution. After the vested shares subject to an award have been issued, or in the case of a restricted stock award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the terms of our trading policy and applicable law.

In the event of a merger or consolidation of the Company with or into another company, when the other company is the surviving entity, or when the Company is the surviving entity but at least 50% of the existing voting rights in the Company changed due to the merger; or in the event all or an absolute majority of our shares are purchased by a third party, or sale of all or an absolute majority of our assets, awards granted pursuant to the 2015 Plan will be assumed or substituted for by the surviving entity, with the awards converted in accordance with the mechanism specified in the transaction agreement. If the surviving entity does not assume or substitute for such awards, then (i) the vesting (and exercisability, if applicable) of such awards will be accelerated in full or in part prior to the closing of the transaction (and contingent upon the closing of the transaction), and such awards will terminate if not exercised (if applicable), (ii) all or part of such awards will terminate upon the occurrence of the transaction and the holder will receive consideration in an amount determined by the plan administrator in its sole discretion (that may be based on the share price received or that should be received by the other shareholders), or (iii) all or part of such unvested awards will terminate upon the occurrence of the transaction and no consideration will be paid to the holder. In addition, if the plan administrator determines that the ordinary shares have no value in connection with the transaction, the plan administrator may determine that relevant options expire upon the closing of the transaction.

The Board of Directors may change, suspend or cancel, retroactively or otherwise, the 2015 Plan, provided that except for amending copying errors, amendment deriving from the requirements of applicable law or as explicitly set forth in the 2015 Plan, the rights of a participant with respect to awards granted prior to the change, suspension or cancellation will not be adversely affected without the consent of such participant.

New Plan Benefits

Except for the awards described below in Proposals Six and Seven, the selection of participants who receive awards under the 2015 Plan and the size and types of awards will be determined by the plan administrator in its discretion. The value of any future equity awards will ultimately depend on the nature and size of the awards, the future price of our shares and the exercise decisions made by the participants, among other factors, and will be subject to such vesting conditions under the 2015 Plan as the plan administrator determines from time to time. Therefore, the amount of any future awards under the 2015 Plan is not yet determinable and it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees. For further details on the awards granted during the fiscal year ended December 31, 2025 under the 2015 Plan to our named executive officers and non-employee directors, please refer to the named executive officer and director compensation tables beginning on page 7 and 13, respectively, of this Proxy Statement.

The following equity awards to be granted to our non-employee directors and Mr. Rozenbaum are described in Proposals Six and Seven. For illustrative purposes only, the table below shows the equity awards that were granted to the Company’s Named Executive Officers and other groups of individuals named below under the 2015 Plan in the fiscal year ended December 31, 2025:

Person or Group of Persons	Number of Shares Subject to Awards Granted Under 2015 Plan(1)
David Stehlin	742,859
Non-Employee Directors	235,724
Other Executive Officers and Officers	1,575,125

_____________________

(1) Represents grants of RSUs under the 2015 Plan.

The following equity awards to be granted to our non-employee directors and Mr. Rozenbaum are described in Proposals Six and Seven. For illustrative purposes only, the table below shows the equity awards that will be granted to our non-employee directors and Mr. Rozenbaum under the 2015 Plan as more particularly described in Proposal Six and Seven as subject to the approvals thereof:

Name and position	Dollar Value ($)	Number of Units
Moshe Rozenbaum, Chief Executive Officer	1,320,000(1)	1,000,000(2)
All current directors who are not executive officers as a group (4 persons)	600,000	Not determinable(3)

_____________________

(1) Illustrative value only, calculated by multiplying the number of RSUs by $1.32, the closing price of an ADS on the Nasdaq on November 4, 2026. The actual value will depend on the price of the ADSs when the RSUs vest and settle.

(2)RSUs to be granted to Mr. Rozenbaum subject to shareholder approval of Proposal Seven, vesting in three equal annual installments, subject to acceleration as described in Proposal Seven.

(3)Represents the aggregate maximum grant-date value of the annual RSU grants to be made to the Company’s non-executive directors on January 1, 2027, subject to shareholder approval of Proposal Six, at a maximum grant-date value of $150,000 per director. The number of RSUs will be determined using the average closing price of the ADSs in the 30 days before the Date of Grant, and so is not currently determinable. Annual grants will continue in future years while the Revised Compensation Policy is in effect. Amounts for directors appointed outside the annual cycle will be pro-rated.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax treatment applicable to us and the participants who receive awards under the 2015 Plan based on the U.S. federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, including Israel, or the gift, estate, excise or other tax laws other than U.S. federal income tax law. Because individual circumstances may vary, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the 2015 Plan.

Options granted under the 2015 Plan to U.S. service providers may be either ISOs, which satisfy the requirements of Section 422 of the Code, or NSOs, which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options

No taxable income is recognized by the participant at the time of the grant of an ISO, and no taxable income is recognized for ordinary income tax purposes at the time the ISO is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a disqualifying disposition, as described below, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.

A disqualifying disposition occurs if the disposition is less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Nonqualified Stock Options

No taxable income is recognized by a participant upon the grant of an NSO. The participant in general will recognize ordinary income, in the year in which the NSO is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory stock option.

RSUs

Generally, no taxable income is recognized upon receipt of RSUs. The holder will recognize ordinary income in the year in which the shares subject to the award are actually issued or in the year in which the award is settled in cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued or the cash amount is paid.

Withholding

Prior to the delivery of any ordinary shares pursuant to an award granted under the 2015 Plan, we (or our affiliates) will have the power and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes or other amounts required to be withheld with respect to such award (or exercise thereof).

Section 409A of the Code

Certain types of awards under the 2015 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless the award satisfies certain requirements set forth in Section 409A of the Code, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, interest and penalties). To the extent applicable, awards granted to U.S. service providers under the 2015 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.

Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain annual compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes any individual who serves or has served as our chief executive officer, chief financial officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year. Compensation deductions for any covered employee with respect to awards under the 2015 Plan may be subject to the $1 million annual deduction limitation.

Extension of the 2015 Plan

The Company is seeking shareholder approval to extend the 2015 Plan for an additional one-year period, such that it will instead expire in February 2028.

Proposed Resolution

The shareholders of the Company are requested to adopt the following resolution:

“RESOLVED, to approve the extension of the Nano Dimension Ltd. Employee Stock Option Plan (2015) for an additional one-year period, until February 2028.”

Vote Required

The above resolution requires the affirmative vote of a Simple Majority. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that the shareholders vote “FOR” the above proposal.

PROPOSAL SIX - APPROVAL AND ADOPTION OF THE REVISED COMPENSATION POLICY AND COMPENSATION FOR NON-EXECUTIVE DIRECTORS

The Board of Directors is requesting that the shareholders approve and adopt the Company’s revised Compensation Policy (the “Revised Compensation Policy”). The following summary is qualified in its entirety by reference to the Revised Compensation Policy, which is attached hereto as Appendix B. Shareholders are encouraged to read the Revised Compensation Policy in its entirety.

The principal differences between the Company’s existing Compensation Policy and the Revised Compensation Policy relate to the compensation of the Company’s non-executive directors, including increased annual cash and equity retainers, revised retainers for service on standing committees and compensation for service on non-standard committees, as described below (the “Proposed Non-Executive Directors’ Compensation”), which is also proposed to be approved in the Meeting under this Proposal Six.

Except for the changes described below, the other provisions of the existing Compensation Policy remain unchanged.

Background

Our current Compensation Policy was approved on June 7, 2022 and, on December 6, 2024, our shareholders approved an amended Compensation Policy, pursuant to which equity-based compensation and an annual cash retainer may be granted to our non-executive board members. Further information on the terms of our Compensation Policy is detailed in Form 6-K filed by the Company on December 6, 2024. For more information concerning the Companies Law requirements in connection with compensation policies, see “Corporate Governance” above, under “Compensation Committee.”

Proposed Changes to the Compensation Policy

On October 22, 2026, the compensation committee and the Board of Directors, respectively, approved and recommended that the shareholders of the Company approve and adopt the revised Compensation Policy attached hereto as Appendix B to reflect the Proposed Non-Executive Directors’ Compensation described below described below and approve the payment of the Non-Executive Directors’ Compensation to the Company’s current and future non-executive directors.

The proposed compensation arrangements are intended to increase annual cash retainers for the Company’s non-executive directors, increase the maximum annual value of RSU awards without imposing a fixed numerical cap on the number of RSUs (subject to share availability and reasonable equity burn-rate considerations), and establish revised cash retainers for the Board and committee leadership and committee service. The proposed arrangements are based on recommendations provided by Compensia, an independent compensation consultant retained by the Company.

The principal changes to the existing Compensation Policy are reflected in the following proposed compensation arrangements:

Compensation Element	Proposed Compensation
Annual Board Member Cash Retainer (1)	$75,000
Annual Board Member Equity Retainer (2)

Annual RSU grant with a maximum grant-date value of $150,000, without a fixed cap on the number of RSUs, subject to the availability of shares under the applicable equity incentive plan and reasonable equity burn-rate considerations(3)(4)(5)

Annual Committee Member Cash Retainer	$10,000 for each of the Audit Committee and Compensation Committee
Annual Board Chair Cash Retainer(1)	$125,000
Annual Board Chair Equity Retainer(2)

Annual RSU grant with a maximum grant-date value of $150,000, without a fixed cap on the number of RSUs, subject to the availability of shares under the applicable equity incentive plan and reasonable equity burn-rate considerations(3)(4)(5)

Annual Committee Chair Cash Retainer(1)	$20,000 for each of the Audit Committee and Compensation Committee
Annual Non-Standard Committee Chair Cash Retainer(1)	$25,000
Annual Non-Standard Committee Member Cash Retainer(1)	$10,000

(1)

The annual cash retainer will be paid on a quarterly basis, and shall apply to the non-executive directors, or to such non-executive directors that will be appointed or elected in the future, effective from their respective appointment or election, commencing on January 1, 2027.

(2)	Will be granted annually at the beginning of each year commencing on January 1, 2027.

(3)	Final number of RSUs will be calculated based on the average closing price of the ADS in the last 30 days before the last day of the required approval for entitlement (the “Date of Grant”).

(4)

Consistent with the Compensation Policy, the RSUs would continue to vest annually. For new non-executive directors appointed or elected to the Board of Directors, outside of the normal annual general meeting cycle, annual equity awards would be pro-rated to reflect the remaining period in the annual cycle until the next planned award date. The pro-rated amount of RSUs will be subject to annual vesting.

(5)

Consistent with the Compensation Policy, in case a non-executive director ceases any of his or her duties as mentioned above, the unvested RSUs which were granted to him or her for his or her duty will expire immediately. Any annual grant of RSUs will be subject to an annual vesting under the Plan; the amount of the RSUs granted to each non-executive director shall vest on each anniversary following the Date of Grant (as applicable).

Conclusions and Recommendations

The compensation committee and the Board of Directors believe that the Proposed Non-Executive Directors’ Compensation will help the Company attract and retain qualified non-executive directors with the skills and experience necessary to provide robust independent oversight. In evaluating the proposed arrangements, the compensation committee and the Board of Directors considered recommendations provided by Compensia, an independent compensation consultant retained by the Company. Compensia’s recommendations were informed by a comparative analysis of director compensation practices at peer companies selected based on factors including market capitalization, industry and other relevant characteristics, together with the responsibilities, time commitments and potential liabilities associated with Board and committee service and relevant market compensation practices. The proposed increase in the annual value of RSU awards, without a fixed numerical share cap but subject to share availability and reasonable equity burn-rate considerations, is intended to provide flexibility while remaining mindful of shareholder dilution.

Therefore, the compensation committee and the Board of Directors consider it appropriate that all non-executive directors, whether currently serving or appointed or elected in the future, receive compensation that reflects the time, attention and expertise required of them, including additional responsibilities undertaken as Board Chair or as chairs or members of the audit committee, compensation committee or non-standard committees. For purposes of these arrangements, non-standard committees refer to committees of the Board other than the audit committee and compensation committee.

The Proposed Non-Executive Directors’ Compensation exceeds the limitations of the current Compensation Policy but is in line with the Proposed Compensation Policy. Accordingly, the compensation committee and the Board of Directors have considered all relevant considerations and discussed all matters required under the Companies Law and the regulations promulgated thereunder, including, among others:

(a)	the non-executive directors’ skills, expertise, professional experience, and achievements;

(b)	the non-executive directors’ scope of responsibilities as members of the Board of Directors; and

(c)	a comparison between the Proposed Non-Executive Directors’ Compensation and compensation granted to other non-executive directors in similar technology companies.

Accordingly, having considered Compensia’s recommendations and the factors described above, the compensation committee and the Board of Directors determined that the Proposed Non-Executive Directors’ Compensation, including the increased cash retainers, revised committee compensation and increased annual RSU award values, is in the Company’s best interest. The existing Compensation Policy will remain in place if shareholders do not approve this proposal.

Proposed Resolution

Accordingly, on October 22, 2026, the compensation committee and the Board of Directors, respectively, approved and recommend that the shareholders of the Company are requested to adopt the following resolution:

“RESOLVED, to approve and adopt the Revised Compensation Policy of the Company, including the proposed compensation arrangements for the Company’s non-executive directors, as set forth in the Proxy Statement.”

Vote Required

The above resolution requires the affirmative vote of a Special Majority; provided, however, that in the event the Revised Compensation Policy is approved, the approval of the proposed Non-Executive Directors’ Compensation generally requires a Simple Majority. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that the shareholders vote “FOR” the above proposal.

PROPOSAL SEVEN - TO APPROVE THE COMPENSATION TERMS OF THE COMPANY’S CHIEF EXECUTIVE OFFICER, MR. MOSHE ROZENBAUM

Mr. Moshe Rozenbaum has served as the Company’s interim CEO since July 21, 2026 and CEO since November 3, 2026. Mr. Rozenbaum’s biography is presented elsewhere in this Proxy Statement under Proposal 1 – Re-Election of Directors. On October 15, 2026, the compensation committee and the Board of Directors, respectively, approved and recommended that the shareholders of the Company approve, the compensation terms for Mr. Rozenbaum, as detailed below and determined that they are in the Company’s best interest.

Background and Rationale for Mr. Rozenbaum’s Proposed Compensation

Performance as a Key Consideration in Annual Compensation Review

The compensation committee and the Board of Directors consider the performance of executive officers in reviewing their compensation. Any annual cash bonus payable to each executive will be discretionary, as determined by the Board of Directors and the compensation committee in accordance, and in line with the Compensation Policy and applicable law, taking into account the executive’s performance, Company’s performance and other relevant considerations. Further, the performance evaluation serves as a key factor in considering potential updates of an executive’s compensation package. No specific bonus amount or payout is guaranteed.

Compensation Objectives

In order to accomplish our key corporate objectives, we must attract, motivate and retain highly skilled and experienced people to execute our corporate strategy and lead our team. To that end, our executive officer compensation program is designed to:

(i)	link pay to performance;

(ii)	align executive officers’ interests with those of the Company and its shareholders over the long-term; and

(iii)	provide competitive compensation to attract and retain talent.

Compensation Methodology Generally

Based on the foregoing considerations, our compensation committee and the Board of Directors designed compensation for Mr. Rozenbaum, consisting of an annual base salary, eligibility for a discretionary annual bonus and a long-term incentive component in the form of equity awards.

Methodology

The compensation committee and the Board of Directors considered a compensation benchmarking report prepared by Compensia, an independent compensation consultant retained by the Company. Compensia’s analysis compared executive compensation practices at peer companies selected by reference to factors including market capitalization, industry and other relevant characteristics. The compensation committee and the Board of Directors considered this peer-group analysis in assessing the competitiveness and appropriateness of Mr. Rozenbaum’s proposed compensation package. They believe that the proposed CEO compensation structure and components reflect market practice, good governance, and supports the attraction and retention of qualified executive leadership, while the equity award promotes alignment with shareholders’ long-term interests. The discretionary bonus component provides flexibility to consider individual and Company performance and other relevant factors. Our compensation committee and the Board of Directors believe the proposed compensation terms, which stem from our executive compensation methodology described above, have been designed to align a significant portion of the CEO compensation with shareholder interests and long-term Company value creation, and are aligned with the Company’s compensation policy.

Mr. Rozenbaum’s Proposed Compensation

The proposed compensation terms for Mr. Rozenbaum are as follows:

•
Annual base salary of US$600,000;
•
A new-hire equity award of 1,000,000 RSUs, vesting over three years in three equal annual installments (approximately 33.3% on each anniversary of the applicable vesting commencement date), subject to the terms of the applicable equity incentive plan and award agreement. Such award is subject to acceleration(1) in case Mr. Rozenbaum is terminated by the Company without cause, or if Mr. Rozenbaum resigns for good reason (as such terms are defined in his employment agreement);
•
If Mr. Rozenbaum’s employment is terminated by the Company without cause, or if Mr. Rozenbaum resigns for good reason, he will be eligible for payment of an amount equal to twelve (12) months of his monthly base salary;
•
Eligibility for an annual discretionary cash bonus, with the amount, if any, to be determined by the Board of Directors and compensation committee in accordance with the Company’s Compensation Policy and applicable law; and
•
Social and other benefits as required by applicable law and in line with the Company’s practices.

(1)In case of acceleration, fifty percent (50%) of the equity awards that would otherwise vest on the next scheduled vesting date immediately following the effective date of such termination shall automatically accelerate and become fully vested as of the effective date of termination.

Proposed Resolution

The shareholders of the Company are requested to adopt the following resolution:

“RESOLVED, to approve the compensation terms of the Company’s Chief Executive Officer, Mr. Moshe Rozenbaum, as set forth in the Proxy Statement.”

Vote Required

The above resolution requires the affirmative vote of a Special Majority. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that the shareholders vote “FOR” the above proposal.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports or Notices of Internet Availability of Proxy Materials. This means that only one copy of our documents, including the annual report to shareholders, proxy statement and Notice of Internet Availability of Proxy Materials, may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451, Attention: Mr. Itay Mandel. If you want to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

SHAREHOLDER PROPOSALS

Shareholder Proposals and Nomination of Directors for the Meeting

Any shareholder of the Company who intends to present a proposal at the Meeting must satisfy the requirements of the Israel Companies Law and the Articles. Under the Israel Companies Law and the regulations promulgated thereunder, only shareholders who severally or jointly hold at least 1% of the Company’s outstanding voting rights are entitled to request that the Board include a proposal in a future shareholders meeting (5% of the Company’s outstanding voting rights in the case of a proposal relating to the election or removal of a director), provided that such proposal is appropriate for consideration by shareholders at such meeting.

All proposals shall be made by submitting such proposal within seven days of publication of the Company’s notice with respect to its general meeting of shareholders, unless a preliminary notice is published at least twenty-one days prior to a publication of the notice of the meeting, stating its intention to convene such meeting and the agenda thereof, in which case the shareholder proposal should be submitted within fourteen days of such preliminary notice. All proposals must comply with the requirements of the Israel Companies Law and the Articles.

Such shareholders may present proposals or director nominees for consideration at the Meeting by submitting their proposals in writing to Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451, Attention: Mr. Itay Mandel. For a shareholder proposal to be considered for inclusion in the Meeting, the Company must receive the written proposal that satisfies the Israel Companies Law and the Articles no later than November 17, 2026. If our Board determines that a shareholder proposal is duly and timely received and is appropriate under applicable Israeli law for inclusion in the agenda of the Meeting, we will publish a revised agenda for the Meeting no later than November 24, 2026 in a press release or a Current Report on Form 8-K furnished to the SEC.

Shareholder Recommendations for Director Nominations for the Annual General Meeting in 2027

Our Articles provide that, for nominations of persons for election to our Board of Directors or other proposals to be considered at an annual general meeting of our shareholders, a shareholder must give written notice to Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451, Attention: Mr. Itay Mandel, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. Accordingly, any such written notice must be delivered in accordance with the immediately preceding sentence no earlier than the close of business on August 31, 2027 and no later than the close of business on September 30, 2027. However, our Articles also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such shareholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for shareholder action. In addition, to make a nomination or proposal, the shareholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the shareholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the shareholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

The advance notice requirements for the annual general meeting are as follows: a shareholder’s notice shall be timely if delivered to Mr. Itay Mandel, the Company’s counsel prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the annual meeting for the preceding year. Our Articles specify the requirements as to form and content of all shareholders’ notices. These requirements may preclude shareholders from bringing matters before the shareholders at an annual or special meeting.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than October 30, 2027.

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any shareholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2027 annual general meeting of shareholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than July 13, 2027. Such proposals must be delivered to Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451, Attention: Mr. Itay Mandel.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, effective January 1, 2026, files annual, quarterly and current reports and other information with the SEC. All documents which the Company files on the SEC’s EDGAR system are available for retrieval on the SEC’s website at http://www.sec.gov. Any additional questions about the Meeting can be directed to Mr. Itay Mandel, the Company’s counsel, at itay.mandel@nano-di.com.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR THE INFORMATION FURNISHED TO YOU IN CONNECTION WITH THIS PROXY STATEMENT WHEN VOTING ON THE MATTER SUBMITTED TO SHAREHOLDER APPROVAL HEREUNDER. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS DOCUMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 10, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN NOVEMBER 10, 2026, AND THE MAILING OF THIS DOCUMENT TO SHAREHOLDERS SHOULD NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

NANO DIMENSION LTD.

Phillip Borenstein, Chairman of the Board of Directors

APPENDIX A

Nano Dimension Ltd.

(the “Company”)

Employee Stock Option Plan (2015)

1.	Name and Purpose of the Plan

1.1.

This Plan, adopted by the board of directors of Nano Dimension Ltd. (hereinafter – the “Company”), as may be amended from time to time, shall be called the “Nano Dimension Ltd. Employee Stock Option Plan (2015)” (hereinafter – the “Plan”).

1.2.

The purpose of the Plan is to compensate and provide incentive to employees, officers, consultants, and service providers of the Company and its Affiliated Companies (if any, as such term is defined hereunder), whether existing now and/or in the future, including the Controlling Shareholders of the Company, for their contribution and efforts in developing the Company’s business, and to reinforce their corporate identity.

1.3.

Grants under the Plan made to service providers in various jurisdictions may be subject to special conditions, as may be set forth in separate appendixes to this Plan as approved by the Company’s Board.

2.	Definitions

The following definitions shall apply to terms mentioned in the Plan:

“Option” – an option issued under the Plan to purchase Shares, while each option is exercisable into one ordinary Share of the Company (subject to adjustments) and subject to the provisions of this Plan.

“RSU” –Restricted Share Unit issued under the Plan.

“3(i) Options” – Options the exercise of which are subject to the tax regime set forth in Section 3(i) of the Income Tax Ordinance, allocated to persons who are not Eligible Participants.

“3(i) RSUs” – RSUs the settlement of which are subject to the tax regime set forth in Section 3(i) of the Income Tax Ordinance, allocated to persons who are not Eligible Participants.

“Award” – Options and RSUs granted pursuant to the terms of this Plan.

“Choice of Course” – the Company’s choice between two tax courses applicable to allocation of shares to employees through a trustee (the Capital Gains Course or the Ordinary Income Course), which shall be reported to the tax authorities, and according to which course Awards shall be allocated under the Plan.

“Controlling Shareholder” – as defined in Section 32(9) of the Ordinance.

“Board” – the Company’s board of directors.

“Stock Exchange” – the Tel Aviv Stock Exchange Ltd.

“Nominee Company” – any nominee company chosen by the Company.

“Rules” – the Income Tax Rules (Tax Benefits in Shares Issuance to Employees), 5763-2003.

“Director” – a director appointed under Section 229 of the Ordinance, including the deputy director.

“Allocation without a Trustee” – allocation to an Eligible Participant in accordance with Section 102(c) of the Income Tax Ordinance that is not held in trust by the Trustee.

“Capital Gains Course Allocation” – allocation to an Eligible Participant through a trustee, to which the Capital Gains Course tax arrangement applies.

“Ordinary Income Course Allocation” – allocation through a trustee, to which the Ordinary Income Course tax arrangement applies.

“Allocation through a Trustee” – allocation in accordance with Section 102(b) of the Income Tax Ordinance, while the Award or Share being allocated is held for the Participant by a trustee, including Ordinary Income Course Allocations and Capital Gains Course Allocations.

“Allocation Agreement” – an agreement or other document defining the terms of a certain Allocation under the Plan, including clauses in the employment agreement between the Company and the Participant that includes an undertaking to allocate Options, RSUs or Shares.

“Allocation” – an allocation of Options, RSUs or Shares under the Plan. Every allocation shall be confirmed by an Allocation Agreement setting forth the terms thereof.

“Company” – Nano Dimension Ltd., and any succeeding entity.

“Affiliated Company” – any Employer Company, as defined in Section 102(a) of the Income Tax Ordinance.

“Companies Law” – the Companies Law, 5759-1999, and its amendments.

“Shares” – ordinary shares of the Company, par value NIS 0.1 each (subject to adjustments and/or technical changes to the Company’s equity).

“Exercise Shares” – shares resulting from the exercise of Options.

“Capital Gains Course” – the tax arrangement set forth in Sections 102(b)(2) and 102(b)(3) of the Income Tax Ordinance.

“Ordinary Income Course” – the tax arrangement set forth in Section 102(b)(1) of the Income Tax Ordinance, whereby income generated by the sale of Shares or the transfer thereof from the Trustee to an employee shall be taxed as ordinary income.

“Participant” – any person receiving Allocation under the Plan and executing an Allocation Agreement.

“Eligible Participant” – an employee of the Company or of an Affiliated Company, or an individual serving as director or officer of the Company, but not a Controlling Shareholder.

“Trustee” – a person or corporation appointed by the Company’s Board to serve as trustee, and who has been approved by the tax authorities in accordance with Section 102 of the Ordinance.

“Income Tax Ordinance” or “Ordinance” – the Income Tax Ordinance [New Version], 5721-1961, and all rules, regulations, orders and decisions by virtue thereof, and all amendments thereto, and particularly the Rules (as defined above), as may be amended from time to time.

“Code” - Internal Revenue Code of 1986, as amended.

“Control” – as such term is defined in the Securities Law, 5728-1968.

“Plan” – this plan.

“Plan Administrator” – the Company's Board.

“Restriction Period” – the period set forth in Section 102 of the Ordinance, or any other period required by the tax authorities in connection with Allocation through a Trustee, during which Options and/or RSUs allocated by the Company must be held by the Trustee for the benefit of the Eligible Participant. As of the date of adopting this Plan, the Restriction Period for Ordinary Income

Course Allocations is 12 months from the date of allocating the Options and/or RSUs, and the Restriction Period for Capital Gains Course Allocations is 24 months from the date of allocating the Options and/or RSUs.

3.	Plan Administration

3.1.

The Company’s Board is responsible for administering the Plan and for all actions required thereunder, including determining: (A) the identity of the Participants; (B) the number of Options and/or RSUs in each Allocation; (C) Allocation dates; (D) vesting terms for RSUs and Options, settlement terms for RSUs and regarding the Options, exercise price, exercise period (including timetables and conditions for exercising the right to Options, including determining defined periods (such as Blackout Periods) during which exercise notices may not be served), the manner of exercise and other conditions that apply to certain Allocations; (E) the form of the Allocation Agreement or other documents related to Allocations; (F) limitations and conditions that apply to Awards or their underlying Shares; (G) any other resolution necessary or related to the Plan, whether or not mentioned in this Plan, provided the terms of the Options and/or RSUs previously granted shall not be prejudiced without the Participant’s consent; and any other matter necessary or fitting for arranging Allocations and/or for administering, clarifying, interpreting and implementing the Plan. Subject to the provisions of law, the Board’s interpretation of any section of the Plan is absolute and final.

3.2.	Board members shall bear no liability for any action or decision made in good faith in connection with the Plan or for any Allocation made in accordance with the Plan.

3.3.

The Company’s Board may delegate its authorities subject to the provisions of the Company’s articles of association and applicable law, provided that in any event the Board shall be entitled to exercise its authorities under the Plan even if such authorities have been delegated.

3.4.

Allocation of Awards to officers of the Company shall be made in accordance with, and subject to the Company’s officers’ compensation policy set forth and adopted by the Company from time to time (“Compensation Policy”), save for instances where the authorized organs of the Company have determined Allocation can be made not in accordance with the Compensation Policy. Resolutions requiring approval of the Audit Committee and/or the Compensation Committee under applicable law, shall be approved by the Audit Committee prior to approval by the Board, and where necessary also by the Company’s general assembly.

3.5.	The provisions of this Plan shall not derogate from the authorities of the Company’s Compensation Committee under applicable law and/or the Company’s compensation plan.

4.	Eligibility to Participate in the Plan

4.1.	Allocations under the Plan shall not be made to Board members or officers, unless such Allocations have been approved in accordance with the provisions of the Companies Law.

4.2.

Subject to the provisions of Section 4.1 above and applicable law, Options and/or RSUs can be allocated to Eligible Participants and to service providers of the Company and/or Affiliated Companies, regardless whether they are serving as directors or officers.

4.3.

Subject to the provisions of applicable law, the Company’s Board shall determine the identity of Eligible Participants under the Plan. Eligibility for Allocation, its conditions, and the number of Shares or Awards of each Allocation shall be determined by the organs authorized under law.

4.4.

Eligible Participants are only entitled to receive Allocations through a Trustee or Allocations without a Trustee. Participants who are not Eligible Participants can only be allocated Awards according to Section 3(i).

4.5.

Granting Awards to Participants under this Plan does not confer nor does it negate from the recipient the right to participate in other Award Allocations under the Plan or under any other Award or share allocation plan of the Company or of its Affiliated Companies.

5.	Shares Designated for the Plan

The Board is entitled to determine from time to time the number of Options, RSUs and Shares designated for Allocations in the framework of the Plan, and such number may be reduced or increased from time to time. Until termination of the Plan the Company shall reserve a suitable number of Shares from its registered and unissued share capital for purpose of allocating the total number of Shares underlying the Awards that have been granted, subject to adjustments resulting from changes in the equity of the Company, as set forth in Section 11 hereunder. Any such Shares that remain registered but unissued, and that upon termination of the Plan are not underlying Options and/or RSUs shall no longer be reserved for the Plan, however until termination of the Plan the Company shall at all times reserve a suitable number of Shares in accordance with the requirements of the Plan. In the event Options and/or RSUs granted in accordance with the Plan expire or are cancelled prior to exercise or settlement, as applicable, or in the event a Participant waives the exercise of such Options and/or waives the right to receive Shares subject to RSUs, the underlying Shares that were not purchased or settled shall be made available for the Plan and may be used including for allocation to other Participants.

6.	Allocation Agreement

6.1.

The Company’s Board is entitled to approve Allocations to Participants under the Plan at its discretion and subject to the provisions of applicable law. Allocation terms shall be in accordance with the provisions of the Allocation Agreement in the form approved by the Board.

6.2.

The Allocation date shall be the date determined by the Company’s Board upon Allocation, provided it does not precede the date of Board’s resolution, and in the absence of such determination shall be the date the Allocation was approved by the Board, and in any event subject to the provision of applicable law and any regulatory limitation relevant to the date of allocating the Options and/or RSUs.

6.3.

The Allocation Agreement shall set forth, inter alia, the number of granted Shares or Options or RSUs and special conditions for Allocation (if any), as determined by the Board. Similarly, the Allocation Agreement shall indicate whether the Allocation is an Allocation through a Trustee, an Allocation without a Trustee, or Allocation of 3(i) Options; and in the event of Allocation through a Trustee – it shall also indicate the applicable tax regime, i.e. Capital Gains Course or Ordinary Income Course.

6.4.

In addition, the Allocation Agreement shall include consents and undertakings of the Participant as follows: (A) the Participant’s consent to all provisions of the Plan, including and without derogating from the generality of the aforementioned, its consent to bear all tax liabilities and other mandatory payments deriving from offering and allocating the Awards, their exercise, settlement or transfer or the delivery of Shares or Exercise Shares, including authorization of the Company to withhold at source (including if necessary – from the number of Options and/or RSUs and/or Exercise Shares or Shares allocated or issued, as applicable) any tax that applies as well as consent to indemnify the Company should it be sued for failure to pay such taxes. In the event that, at any time in the future, it is determined by any authorized tax authority and/or judgment that the Company is required to deduct tax for the Allocation prior to the Option exercise date or RSU settlement date, than the Participant undertakes to transfer to the Company, immediately upon its initial request, the amount of such tax liability; (B) undertaking to comply with the provisions of law prohibiting use of the Company’s inside information; (C) undertaking to comply with the provisions of Section 102 of the Ordinance, the Rules and the Plan to the extent applicable; (D) the Participant’s undertaking to comply with the procedure for exercise of the Awards and sale of the Exercise Shares or Shares, as agreed between the Company and the Trustee, the principles of which are specified in part in Sections 8 and 9 hereunder; (E) undertaking to release the Trustee from any liability with respect to any lawful and good faith action or decision in connection with the Plan or the Options and/or RSUs allocated to the Trustee on behalf of the Participant or the Exercise Shares or Shares granted to it by virtue thereof; (F) instructions to the Trustee with respect to the manner of exercising the voting rights attached to the Shares resulting from exercise of Options and/or when RSUs are settled, as applicable, during the Restriction Period.

7.	Choice of Course under Section 102

7.1.

Subject to the provisions hereunder, Allocations made in accordance with Section 102, shall be granted subject to: (A) Section 102(B)(2) of the Income Tax Ordinance – with respect to Capital Gains Course Allocations, or: (B) Section 102(B)(1) of the Income Tax Ordinance with respect to Ordinary Income Course Allocations. The Company’s choice of tax course for allocating Shares to employees through a trustee shall be reported to the tax authorities. In accordance with the provisions of Section 102, once the Company has reported its chosen course to the tax authorities, changing the Company’s chosen tax course shall only be permitted upon the lapse of at least 12 months from the end of the calendar year during which the first Allocation was made, according to the original choice of course. For avoidance of doubt, the Company’s choice shall not prevent it from making Allocations without a Trustee to Eligible Participants at any time.

7.2.

Eligible Participants are only entitled to receive Allocations through a Trustee or Allocations without a Trustee. Participants who are not Eligible Participants are only entitled to receive 3(i) Options and/or 3(i) RSUs. The Allocation Agreement or the documents evidencing the Allocation of Options and/or RSUs and/or Shares under the Plan shall indicate whether the Allocation is through a Trustee, without a Trustee, or 3(i) Options. In the event of Allocation through a Trustee, it shall also indicate whether Allocation is made under the Capital Gains Course or under the Ordinary Income Course.

7.3.

Allocations through a trustee under this Plan can only be made upon the lapse of 30 days from filing the necessary reports to the tax authorities, and all subject to the provisions of the Income Tax Ordinance.

8.	Terms of 102 Allocations Through a Trustee

8.1.

The date set forth on the Allocation Agreement delivered to the Participant shall be deemed the allocation date for every Allocation through a Trustee (hereinafter: the “Allocation Date”), provided the two following conditions are met: (A) the Company provides notice to the Trustee indicating such date being the Allocation Date; and (B) the Participant executes the Allocation Agreement and all documents required by the Company or the Trustee.

8.2.

The Allocation shall be deemed an Allocation through a Trustee in the event the Company, immediately pursuant to making the Allocation and in any event no later than the date determined by the tax authorities as updated from time to time: (A) notifies the Trustee of the Allocation and transfers to the Trustee a copy of the allocation resolution; and (B) submits the Allocation and the Allocation Agreement, including accompanying documents, to the Trustee as required by the tax authorities, and the Eligible Participant executes a confirmation in accordance with the provisions of Section 102 in the form required by the Trustee.

8.3.

Upon making an Allocation through a Trustee the Trustee shall be allocated all the Options and/or RSUs and/or Shares to be issued as result of exercising the Options and/or settlement of RSUs, which shall be registered to the name of the Trustee and held by the Trustee in trust for the benefit of the Participant for the duration of the Restriction Period and thereafter, and the Shares resulting from exercise shall be held by the Trustee during the Restriction Period and thereafter whereby said Shares are registered in the Company’s books to the name of a nominee company, and held by a member of the Stock Exchange in a deposit maintained to the name of the Trustee, while only the Trustee shall have signatory rights in the deposit. Upon the lapse of the Restriction Period, the Trustee shall be entitled to transfer the Awards or Shares (as applicable) to the Participant (through the nominee company), and/or sell them (including same day sale, to which the conditions set forth in Section 9.10 hereunder shall apply), all or part, as instructed by the Participant, only if: (A) the Trustee received confirmation from the tax authorities whereby all taxes due under the Income Tax Ordinance has been paid, or if the Trustee and/or the Company or Affiliated Company actually deducted taxes due under the Income Tax Ordinance; and (B) all actions were completed and all confirmations obtained as required by law in connection with such transfer and/or sale.

8.4.

Any Allocation through a Trustee (whether according to the Capital Gains Course or the Ordinary Income Course) shall be subject to the relevant provisions of Section 102, the Income Tax Ordinance and the confirmation of the Assessing Officer, which shall constitute an integral part of the allocation terms, which in the event of discrepancy shall take precedent over the provisions of the Plan or the Allocation Agreement. All provisions of the Income Tax Ordinance, the regulations and rules thereunder as well as any confirmation or instruction of the tax authorities in accordance with Section 102 (even if not explicitly mentioned in the Plan or the Allocation Agreement) – shall be binding upon the Eligible Participants. The Trustee and any Eligible Participant receiving Allocation through a Trustee must comply with the provisions of the Income Tax Ordinance and shall be subject to all provisions of the trust agreement between the Company and the Trustee. In addition, the Eligible Participant hereby agrees to execute any document required by the Company or the Trustee for purpose of compliance with the provisions of applicable law, including Section 102.

8.5.

During the Restriction Period, the Eligible Participant shall not be entitled to require the Trustee to release, transfer or sell the Awards the Eligible Participant has received, or Shares or other shares received pursuant to exercising rights deriving from Shares or Options (including bonus shares) and/or pursuant to settlement of RSUs to such Participant or to any third party, unless it is entitled to do so under Section 102 as set forth in the paragraph hereunder, and subject to applicable law.

Notwithstanding the aforementioned, the Trustee is entitled, subject to receiving a written request and further subject to the limitations of applicable law, to release and transfer such Shares to the Participant or to any third party, so long as the following two conditions are met prior to such release or transfer: (A) all taxes due for release and transfer of the Shares by the Participant, the Trustee or the Company were paid or deducted; and (B) the Trustee received written notice from the Company confirming that all conditions necessary for said release and transfer have been satisfied in accordance with the Company’s articles of association, the Plan, the provisions of the relevant agreement and applicable law. For avoidance of doubt, any sale, transfer or release of such securities during the Restriction Period may result in tax consequences due to breach of the Restriction Period as set forth in Section 102. In any event, and without derogating from the provisions of Section 13 hereunder, the Eligible Participant shall be solely liable for all tax consequences deriving from transfer to third parties as set forth in this Section.

8.6.

Without derogating from the aforementioned in Section 8.4, during the Restriction Period or prior to payment of tax or to securing payment of applicable tax, as set forth in Section 7 of the Rules, according to the later to occur, the Options and/or RSUs (including Exercise Shares or Shares received thereunder by the Trustee) shall not be transferred, assigned, pledged, attached or otherwise willfully encumbered, and no power of attorney or transfer deeds shall be granted thereunder, whether with immediate or prospective effect, save for transfer by will or by law; in the event of transfer of Options and/or RSUs and/or Exercise Shares or Shares received thereunder and/or Shares allocated (if shares are allocated) by virtue of will or by law as set forth above, the provisions of Section 102 of the Ordinance and the Rules shall apply to the Participant’s heirs or transferees, as the case may be.

8.7.

If Shares are held by a trustee on behalf of a Participant in the framework of this Plan, and the Company declares distribution of bonus shares and/or grants additional rights for the Shares, the provisions of this Plan shall apply to such bonus shares and/or rights. In addition, the commencement date of the Restriction Period for such rights shall be deemed the commencement date of the Restriction Period of the Allocation pursuant to which the bonus shares or additional rights were distributed. In the event of distribution of cash dividends for Shares held by the Trustee on behalf of the Eligible Participant, the Trustee shall transfer the income from the dividends to the Eligible Participant after lawfully deducting tax and mandatory payments.

8.8.

In the event of exercising Options or settlement of RSUs allocated through a Trustee during the Restriction Period, the Exercise Shares or Shares resulting from such exercise or settlement shall be allocated to the name of the Trustee (and registered to the name of the nominee company) and held by it for the benefit of the Eligible Participant. If such Option or RSU is exercised or settled, as applicable, after the end of the Restriction Period, the Eligible Participant may choose whether the Exercise Shares or Shares resulting from such exercise (regarding Option) or settlement of RSUs be: (A) allocated to the name of the Trustee, or (B) transferred directly to the possession of the Eligible Participant, provided the Participant first complies with the conditions of the Plan and subject to payment of tax according to the tax course, or (C) sold by the Trustee on behalf of the Participant according to the arrangements set forth in this Plan.

8.9.

Subject to the resolutions of the Board and obtaining confirmations from the tax authorities, the Trustee shall be conferred all powers according to Section 102 of the Ordinance and all other powers agreed between the Trustee and the Company in the trust agreement executed with the Company.

8.10.

The Trustee shall be entitled to take measures it deems fit for purpose of withholding tax at source, as required by applicable law, due to exercise of the Options and/or vesting or settlement of RSUs or sale of the Exercise Shares or Shares or transfer of the Exercise Shares to the Participant.

8.11.	The Company shall provide the Trustee any information that is relevant to the Plan and to Allocations thereunder it requires.

9.	Exercise of Options

9.1.

Options may be exercised in accordance with the conditions by which they were granted, subject to the conditions of the Plan and as set forth in the Allocation Agreement, while each Option may be exercised into one Share (subject to adjustments).

9.2.

The exercise price for each Share shall be the price determined by the Board at its sole discretion, upon granting the Options, and provided the Share price is not lower than the minimum price for exercising options set forth in the bylaws and guidelines of the Stock Exchange, at the time the Board adopts the resolution to grant, or at the time of exercise, and all subject to the provisions of the Compensation Policy with respect to the exercise price of Options.

9.3.

Participants wishing to exercise Options, or any part thereof, shall deliver to the Company (with copy to the Trustee (except for in the event of Allocation without a trustee)) an exercise notice specifying the number of Options it wishes to exercise. The exercise notice shall be delivered together with full payment of the exercise price multiplied by the number of Options the Participate wishes to exercise, in cash or any other way as determined by the Company from time to time.

9.4.	The exercise notice may be amended or revoked only with the consent of the Company.

9.5.	Options not exercised by the end of the exercise period shall immediately expire and not confer to its owner any rights whatsoever.

9.6.	If the last date for exercising an Option is not a trading day, the last date shall be deferred to the next trading day immediately following.

9.7.

Participants wishing to exercise Options into Exercise Shares as set forth above shall immediately execute, upon the Company’s first request and as a condition precedent for exercise of such Option, any document it is required to execute in accordance with the Plan, the Company’s articles of association and/or applicable law, in order to facilitate the exercise. Should the Participant fail to fully comply with all conditions for exercise of the Options, in a manner that is irremediable, than the exercise notice shall be deemed void and the exercise letters and funds attached to the exercise notice shall be returned to the Participant within two business days of the Company determining the notice is void.

9.8.

Without derogating from the generality of the aforementioned in this Section 9, Options shall not be exercised on the effective date of distributing bonus shares, rights offering, distribution of dividends, capital consolidation, capital split or capital reduction (each a “Corporate Event”). In addition, should the X-day of a Corporate Event occur prior to the effective date of a Corporate Event, no conversion shall be made on such X-day. The limitations set forth in this Section 9.8 shall be in effect only so long as securities of the Company are traded on the Stock Market.

9.9.

Notwithstanding the provisions of Sections 9.1 and 9.3 above, and according to the selection of the Eligible Participant as set forth in Subsection 9.9.1 hereunder, if not set forth otherwise by the Board in the specific Allocation Agreement with respect to any of the Participants, the exercise of Options into Shares shall be carried out subject to receiving a pre-ruling from the tax authorities based on cashless exercise, whereby the Participants are not required to actually pay the exercise price, except for the par value (as defined hereunder), and the number of Shares actually allocated to the Participant shall be calculated according to the difference between:

(A) The closing price of the Company’s Shares on the Stock Exchange on the last trading day preceding the exercise date, multiplied by the number of Shares underlying the Options and with respect to which the exercise notice was provided, and between: (B) the exercise price, multiplied by the number of Options with respect to which the exercise notice was provided.

Such difference (if positive) shall constitute the value of the benefit to the Participant at the exercise date (“Benefit Value”).

Hereunder is the formula for calculating the number of Shares a Participant is entitled to based on cashless exercise:

X =	Y(A - B)
A

When:

X – the number of Shares the Participant is entitled to as result of exercise of the Options.

Y – the number of Options that can be exercised and which the Participant has asked to exercise.

A – the closing price of the Company’s Shares par value NIS 0.1 each (subject to changes in par value in the event of capital consolidation or split) on the trading day preceding the exercise date.

B – the exercise price of each Option (subject to adjustments).

All assuming the par value of the Company’s Shares on the exercise date remains NIS 0.1 (if not, the denominator of the fraction shall be adjusted accordingly).

9.9.1.

It is clarified that using the cashless exercise mechanism shall be subject to the choice of the Participant, as set forth in its written notice to the Company, whereby the Eligible Participant may choose upon exercise between cashless exercise and ordinary exercise of the Options.

9.9.2.

Immediately after the first trading day following receipt of the exercise notice, the Company shall inform the Participant of the partial number of Exercise Shares (as defined hereunder) the Participant is entitled to receive and of the par value sum the Participant must pay for such Allocations. On the first trading day after such notice, and subject to payment of the par value sum by the Participant, the Company shall allocate to the Participant (or to the Trustee on its behalf, as the case may be) such number of Exercise Shares with a market value according to the closing price of the Company’s Shares on the Stock Exchange on the trading day preceding the date of the exercise notice, equal to the Benefit Value, while such number of Exercise Shares shall be supplemented by an additional number of Exercise Shares for the par value paid by the Participant on each Exercise Share allocated to it or for it in exercise of the Options according to this Section (in this Section – number of Exercise Shares received from the aforementioned shall be referred to as the “partial number of Exercise Shares” and the sum of the par value for the number of the partial Exercise Shares shall be referred to as the “Par Value Sum”). In any event the Company shall not allocate fractions of Shares and any Share fraction resulting from the aforementioned calculation or resulting from the provisions of this Section shall be rounded (up or down, as the case may be) to the nearest whole Share.

9.10.

Exercise Shares shall not be allocated until delivery to the Company of the exercise price and/or the par value of the Shares, as applicable, as well as all documents, confirmations and payments required from the Participant as a condition for exercising the Options. The Company shall allocate the Exercise Shares for Options converted by the Participant to the nominee company, on behalf of the Trustee, who shall hold them for the Participant, and the Trustee shall act with respect to the Exercise Shares in accordance with the provisions of the trust deed executed with it and the provisions of Section 102 of the Ordinance.

9.11.

Notwithstanding the provisions of Section 9.10 above, an Eligible Participant wishing to exercise Options, all or part, and sell the Exercise Shares resulting from such exercise, shall approach the Trustee (in the event of Allocation through a Trustee) with a written request to do so, in such form determined by the Company and/or the Trustee, which shall include inter alia the number of Options the participant wishes to Exercise. The Trustee shall deduct from the consideration received from the sale (A) the exercise price, or alternatively the Par Value Sum in the event of cashless exercise in accordance with Section 9.8 above and shall transfer such amount to the Company; and (B) the amount of tax due under the Income Tax Ordinance and other mandatory payments (including payments that apply to the Company, if any). The balance remaining after said deductions shall be transferred to the Eligible Participant, subject to completing all necessary actions and providing all necessary confirmations under applicable law in connection with such transfer and/or sale. For avoidance of doubt it is hereby clarified that an Eligible Participant shall not be entitled to approach the Trustee with a request to exercise Options, all or part, and to sale the Exercise Shares resulting from the exercise, as set forth above, should the anticipated consideration from the sale be lower than the amounts set forth in Subsections (A) and (B) above, and in such event this Section 9.11 shall not apply.

9.12.

The Company shall act to allocate Exercise Shares immediately following exercise of Options and shall also act to register them for trade on the Stock Exchange, in accordance and subject to the bylaws and guidelines of the Stock Exchange. In accordance with the guidelines of the Stock Exchange the Company shall register the Exercise Shares resulting from exercise of the Options under this Plan to the name of a nominee company.

9.13.	Until lawful allocation of the Exercise Shares the Participant shall not be entitled to vote or receive dividends or any other right conferred to shareholders in respect of such Shares.

9.14.

Subject to the provisions of Section 9.15 hereunder with respect to providing power of attorney to vote for the Exercise Shares, following exercise of Options into the Exercise Shares and until the rights in the Exercise Shares are registered to the name of the Participant in the Company’s shareholders’ registry, the Participant shall not be conferred any rights that are attached to the Exercise Shares.

9.15.

So long as the Exercise Shares are held by the Trustee, the Trustee shall be deemed the owner of the Exercise Shares towards the Company and towards any third parties, including and without derogating from the aforementioned for purpose of receiving notices from the Company. Notwithstanding the aforementioned, the Trustee shall not personally have the voting rights attached to the Exercise Shares however it shall be entitled, subject to receiving suitable written request from a Participant, grant such Participant power of attorney to vote the Exercise Shares it is entitled to and which are held by the Trustee at the Company’s general assembly.

9.16.

Subject to the provisions of law and/or agreement, the Company shall have preemptive rights to purchase any Exercise Shares resulting from exercise of Options by Participants having been allocated Options under this Plan, and this in the event of sale of the Exercise Shares by the Participant outside of trade on the Stock Exchange. Such preemptive rights shall apply for a period of 7 business days from the date the Participant provided notice to the Company and/or to the Trustee, as the case may be, with respect to its intentions to transfer and/or sell the Exercise Shares in its possession to a third party, including the identity of the third party and the terms of the sale (in this Section 9.16: the “Participant’s Notice”). Should the Company decide to exercise its preemptive rights, such preemptive rights shall be exercised on the same terms specified in the Participant’s Notice. Should the Company fail to respond to the Participant within 7 business days as of the date of the Participant’s Notice, the Participant shall be entitled to sell the Exercise

Shares to the third party on terms specified in the Participant’s Notice and subject to complying with all its obligations under this Plan and/or the Allocation Agreement.

10.	Termination of Employment / Engagement as Service Provider (Awards Cancellation / Expiration)

10.1.	Validity of termination; exercise following termination. Unless set forth otherwise in the relevant Allocation Agreement:

(A)

In the event the Participant’s employment with the Company or an Affiliated Company is terminated, or it ceases providing services for any reason (save for instances specified in Subsections (B) and (C) hereunder, to which the provisions therein shall apply), Options vested prior to the date of termination may be exercised, as applicable, within the earlier of six months from the date of termination of employment or the lapse of the Options period. RSUs that vested prior to termination or ceasing to provide services shall be settled as provided under the Allocation Agreement. Options and RSUs unvested upon termination of employment shall expire and be void.

(B)

In the event the Participant’s employment with the Company is terminated “for cause” – Options shall not be exercised, and no RSUs shall be settled, whether or not vested, and the Options and/or RSUs shall expire upon termination of employment. In this Plan, termination “for cause” means any of these: (1) committing an offence (by act or omission) causing damage to the Company or a flagrant offence; (2) breach of fiduciary duty or duty of care towards the Company by a Participant who is an officer; breach of confidentiality or non-compete undertakings towards the Company, or breach of any other material undertaking towards the Company; (4) termination of work due to the Participant’s conviction for committing a crime, fraud, Mala in Se conduct, and offences of comparable severity and/or conviction for any other flagrant offence.

(C)

In the event the Participant’s employment with the Company is terminated due to loss of working capacity or death, Options vested prior to termination can be exercised until the earlier of: twelve (12) months from termination or the end of the Option exercise period. RSUs shall vest and settle as provided under the Allocation Agreement.

For avoidance of doubt it is clarified that vesting shall cease upon termination of employment, including during the 6 month period set forth in Subsection (A) above or during the 12 months set forth in Subsection (C) above.

10.2.

Date of employment termination. Unless set forth otherwise in the relevant Allocation Agreement, for purpose of the Plan the “date of employment termination” (for any reason) shall be the date the Participant no longer receives wages from the Company, including the advanced notice period.

10.3.	Unpaid leave. Unless the Board instructs otherwise and subject to applicable law, vesting of Allocations allocated under this Plan shall be suspended during any kind of unpaid leave.

10.4.

Application to non-employee service providers. The provisions of this Section 10 shall apply mutatis mutandis to non-employee service provider Participants (consultants, contractors, non-employee officers, etc.) upon termination of their engagement with the Company, and in such case any reference in this Section 10 to the date of employment termination shall be deemed to refer to the earlier of date of providing notice with respect to termination of the engagement or the date the engagement is actually terminated.

10.5.

Status change. Each of the following events shall not be deemed termination of employment or termination of engagement between the Participant and the Company or an Affiliated Company: (A) absence approved by the Company; (B) transfer from employment by the Company to employment by an Affiliated Company or vice versa; transfer from employment by an Affiliated Company to employment by another Affiliated Company; (C) change of status (employee changing to director, employee changing to service provider etc.), provided the change does not affect the special conditions of the Allocation related to same service provider or employee.

10.6.

The provisions of this Plan and the Option agreement and/or grant of RSUs with or to any Participant shall not be construed as an undertaking and/or consent on behalf of the Company and/or Affiliated Company to continue employing the Participant or continue engaging with the Participant as service provider, and the provisions of the agreement and/or the Plan shall not be construed as to confer to the participant any right to continue being employed by the Company and/or Affiliated Companies or to continue providing services to the Company and/or Affiliated Companies, or as limiting the right of the Company and/or Affiliated Company to terminate the employment of and/or engagement with the Participant at any time.

10.7.

Expiration due to delisting. In the event the Company’s Shares are delisted for any reason, within 90 days from the date of delisting the Participant shall be entitled to exercise all the Options vested until the lapse of such 90-day period. After such date all Options and/or RSUs, whether or not vested until such date, shall expire. During said 90-day period the closing price of the Company’s Shares for purpose of calculating the cashless exercise mechanism described in Section 9.8 shall be deemed the last known price of the Company’s Shares on the Stock Exchange prior to delisting.

11.	Adjustments

Upon occurrence of the events set forth hereunder during the period between the date of allocating Awards to a Participant under this Plan and between the date of exercise, adjustments shall be made to the Participant’s rights as follow:

11.1.

Technical adjustments to the Company’s equity. In the event the number of Shares in the Company changes as result of a split, consolidation etc., the number of Shares resulting from exercise of any Option shall be adjusted proportionally (without change in the exercise price). The manner of adjustment in such event shall be determined by the Board, and its determination shall be final and binding. Except where explicitly set forth otherwise, allocation of any class of shares shall not cause adjustment of the exercise price or number of Shares resulting from exercise.

11.2.

Dividends. In the event of distributing dividends in cash or in kind by the Company to all its shareholders (including distribution approved by court in accordance with Section 303 of the Companies Law, or any other applicable clause), while the effective date for eligibility to receive dividends (hereinafter – the “Effective Date”) occurs after the allocation date but prior to the exercise date, the exercise price of every Option that would be granted and not yet exercised into Shares of the Company on the Effective Date shall be reduced in the amount of the gross dividends per Share distributed by the Company (or the value of the dividends in case of distribution in kind), however in any event the exercise price shall not be lower than the par value of the Company’s Shares. Save for adjustment to the exercise price as set forth in this Section, distribution of dividends by the Company (in cash and/or in kind) shall not affect the number of Exercise Shares and not require the Company to perform any adjustment in connection with the Options and/or RSUs and/or Exercise Shares. Such adjustment shall be subject to the bylaws and guidelines of the Stock Exchange in effect from time to time.

11.3.

Bonus shares. In the event bonus shares are distributed, the number of Options and/or RSUs granted but not yet exercised or settled, as applicable, shall be adjusted, whereby the number of Shares the Option and/or RSU holder shall be entitled to as result of exercising the Options or settlement of the RSUs, as applicable, shall increase or decrease proportionally by such number of Shares of the same class the Participant would be entitled to as bonus shares had it exercised the Options held by it, and/or had the RSUs settled. It is clarified that so long as the Company’s securities are traded on the Tel Aviv Stock Exchange this method of adjustment shall not be altered.

11.4.

Rights issue. In the event, prior to exercising Options and/or settlement of RSUs, the Company offers securities to its ordinary shareholders by way of rights, than with respect to Options and/or RSUs not yet exercised or vested, as applicable, until the effective date for purpose of the rights issue, there shall be no adjustment to the exercise price of the Options and/or number of RSUs vested, rather the number of Shares resulting from exercise of each Option not yet exercised and/or vesting of such RSUs not yet settled on the eligibility date for participating in the rights issue – shall be adjusted to the benefit component of the rights, as expressed by the difference between the Share price on the Stock Exchange on the last day of trade before the X-day and between the base price of the Shares prior to the rights issue (the aforementioned calculation shall be made in accordance with the guidelines of the Stock Exchange, as amended from time to time). Such adjustment shall be subject to the bylaws and guidelines of the Stock Exchange as in effect from time to time.

11.5.

Mergers and acquisitions. In the event of merger or consolidation of the Company with or into another company, when the other company is the surviving entity, or when the Company is the surviving entity but at least 50% of the existing voting rights in the Company changed due to the merger; or in the event all or an absolute majority of the Company’s Shares are purchased by a third party; or sale of all or an absolute majority of the Company’s assets (hereinafter: “Transaction”), all Options and/or RSUs shall be adopted or expire and exchanged automatically by alternate Allocations of the surviving entity.

In such event, the number of alternate Options and/or RSUs as set forth above shall be in accordance with the mechanism set forth in the merger transaction for exchanging the Company’s Shares into shares of the surviving entity. Alternately, the Company’s Board shall be entitled to determine, at its sole discretion, a different alternate consideration for the Options and/or RSUs, as close as possible to the exchange mechanism that applies to the shareholders of the Company so not to materially prejudice the financial equality of the Options and/or RSUs held by Participants immediately prior to the merger. All other provisions of this Plan, including with respect to vesting and exercise of Options and/or RSUs, as applicable, shall apply to the alternate options and/or RSUs, or their consideration, mutatis mutandis.

In the event the surviving entity refuses to adopt or exchange the Options or RSUs, the Company’s Board shall be entitled to determine, at its sole discretion, the treatment of unexercised and/or unvested Awards, or Awards still subject to limitations at the time of the Transaction, which may include one or more of the following possibilities: (A) acceleration of the vesting dates of all or part of the Awards to a date that is at least two days before the date of completing the Transaction, provided the exercise and/or vesting of Awards that would not have been exercisable had it not been for the Transaction shall be contingent upon the actual completion of the Transaction, unless determined otherwise by the Board; (B) all, part or a certain category of Awards be cancelled and expire at the date of completing the Transaction in practice, while holders of Awards shall receive in consideration the value of the cancelled Awards (if any) in cash, shares, securities or other assets, or any combination thereof, on terms determined by the Board in its sole discretion (that may be based on the share price received or that should be received by the other shareholders of the Company in such event); and/or (C) all, part or a certain category of Awards, not yet vested, still subject to limitations and/or unexercised, be cancelled and expire at the date of completing the Transaction in practice, without any consideration to their holders.

In the event a Transaction is completed, and the Board determines in good faith that certain Shares have no pecuniary value and therefore do not confer upon their owners any consideration in the framework of the Transaction, the Board shall be entitled to determine that relevant Options expire upon the Transaction date.

11.6.

Authority of the Board to make adjustments. The authority of the Board to interpret, determine, decide on making adjustments, shall be construed in a manner granting the Board the broadest possible authority, in order to grant the Board flexibility in interpreting and implementing the provisions of the Plan in the event of transactions of the Company or its shareholders, even without the explicit written consent of the Participants, whereby Allocation of Awards under this Plan shall in no way present an obstacle to completing a Transaction, and in such manner that allows the Company’s Board to implement the Allocation of Awards and provide for their exercise and/or settlement in the event of amendment to the bylaws of the Stock Exchange or applicable law. The Board shall act in good faith so that Participants’ rights are not unfairly prejudiced as result of such decisions.

11.7.	Cancelled.

11.8.

Share fractions. For avoidance of doubt, in the event of any change as set forth above in this Section 11, Participants shall not be entitled to exercise Options into Share fractions and the number of Shares each Participant is entitled to upon exercise of Options under the Plan shall be rounded (up or down, as applicable) to the nearest whole number.

12.	Vesting of Awards

12.1.

Subject to provisions pertaining to the Restriction Period and all other provisions of the Plan, unless set forth otherwise by the Board with respect to a certain Participant, as determined in the relevant Allocation agreement, each Option and/or RSU shall vest in accordance with vesting schedule set forth in Section 12.2 hereunder.

12.2.

Options and RSUs shall vest in accordance with the following schedule, unless the Allocation Agreement specifies a different vesting schedule, in which case the provisions of the Allocation Agreement shall take precedent:

12.2.1.

The first portion of the Options and/or RSUs, constituting one third (1/3) of the number of Options and/or RSUs allocated to the Participant shall vest (and that portion of Options can first be exercised) beginning on the date that is 12 months from the actual allocation date;

12.2.2.

The second portion of the Options and/or RSUs, constituting one third (1/3) of the number of Options and/or RSUs allocated to the Participant shall vest on a quarterly basis following the lapse of 12 months from the actual allocation date, in four equal parts, whereby at the end of each quarter (3-month period) 1/12 of the Options and/or RSUs allocated to the Participant shall vest (and every such portion of Options first be exercisable).

12.2.3.

The third portion of the Options and/or RSUs, constituting one third (1/3) of the number of Options and/or RSUs allocated to the Participant shall vest on a quarterly basis following the lapse of 24 months from the actual allocation date, in four equal parts, whereby at the end of each quarter (3-month period) 1/12 of the Options and/or RSUs allocated to the Participant shall vest (and every such portion of Options shall first be exercisable).

12.3.	Acceleration of the vesting period

12.3.1.

In the event the Participant’s employment with the Company is terminated, due to or incidentally to: (i) change of control in the Company, or (ii) merger of the Company resulting in a change of control in the Company, or (iii) reorganization that is defined by the Company’s Board as an event accelerating the vesting period, than the vesting period of the next portion of such participant’s Options and/or RSUs shall accelerate and the Participant shall be entitled to exercise the Options in accordance with the provisions of Section 10 above. For example, in the event of termination of a Participant’s employment with the Company for the reasons mentioned above during the second year after Allocation, vesting of the second portion of Options and/or RSUs shall accelerate while such Participant’s third portion shall expire. RSUs shall continue to settle pursuant to the terms of the Allocation Agreement.

12.3.2.

The Compensation Committee and the Board shall be entitled, at any time and at its sole discretion, to determine additional provisions regarding acceleration of the vesting period with respect to the grants or part of them, or with respect to removing limitations pertaining to exercise, and all subject to applicable law.

12.4.	Options shall not be exercisable after the end of the Expiration Period, as defined in Section 13.1 hereunder.

13.	The Exercise Period of Options

13.1.

Unless the Board determined otherwise, Participants shall be entitled to exercise each portion of vested Options into the Company’s Shares, beginning on the vesting date of each portion and until the lapse of four (4) years from the vesting date of such portion as set forth above (hereinafter with respect to vested Options: the “Exercise Period” and the “Expiration Period”, respectively), except if the Options or part of them expired prior to the end of the Exercise Period and all in accordance with the provisions of Section 10 above. All Options granted to Participants and not exercised into the Company’s Shares by the end of the Exercise Period shall expire and cease to be exercisable under this Plan and all the rights of such Participants with respect to such Options shall be void.

13.2.

Options may be exercised by Participants at any time, in full or in part, from time to time, provided the vesting date has been reached and provided the vesting conditions set forth in the grant agreement have been fulfilled, and before the lapse of the Exercise Period, as set forth above. Unless set forth otherwise in the grant agreement of the Options, a condition for vesting each portion of Options is that the vesting date preceded termination of the employment relations (or engagement), as defined in Section 10.2 above.

14.	Non-transferability

14.1.

So long as the Trustee holds the Options and/or RSUs and/or Exercise Shares or Shares for the benefit of the Eligible Participant, the rights of such Participant in the Options and/or RSUs and/or Shares shall be personal rights that shall not be transferred, assigned, pledged, attached and/or given rights therein to any third party except by inheritance or operation of law. Any such action, direct or indirect, with immediate or prospective affect, shall be void.

14.2.

Shares that are not fully paid up or settled may not be transferred, assigned, pledged and/or attached except by inheritance or operation of law. For avoidance of doubt, the aforementioned shall not limit transfer of the Participant’s rights with respect to Options or Shares that can be purchased pursuant to exercise following the death of the Participant to its estate or its heirs by will or operation of law, which such rights shall be determined in accordance with Section 10.1 above, or as determined by the Board.

15.	Additional Provisions on Restricted Share Units

15.1.

Unless otherwise provided for in an Allocation Agreement or any applicable sub-plan to this Plan, delivery of Shares upon settlement of RSUs shall occur as soon as administratively practicable (e.g., following the close of the quarter or year in which the vesting period is completed), as shall be determined by the Board.

15.2.

Until lawful settlement of the RSUs and the allocation of Shares, the Participant shall not be entitled to vote or receive dividends or any other right conferred to shareholders in respect of such Shares.

15.3.

Subject to Section 15.3, following settlement of RSUs by delivering the Shares to the participant and registering the Shares in the name of the Participant in the Company’s shareholders’ registry, the Participant shall not be conferred any rights that are attached to the Shares subject to an RSU.

15.4.

So long as the Shares delivered upon settlement of the RSUs are held by the Trustee, the Trustee shall be deemed the owner of the Shares towards the Company and towards any third parties, including and without derogating from the aforementioned for purpose of receiving notices from the Company. Notwithstanding the aforementioned, the Trustee shall not personally have the voting rights attached to the Shares however it shall be entitled, subject to receiving suitable written request from a Participant, grant such Participant power of attorney to vote the Shares it is entitled to and which are held by the Trustee at the Company’s general assembly.

15.5.

The Plan Administrator is authorized to make awards of RSUs, whether qualify under Section 102 of the Ordinance, or non-qualified under Section 422 of the Code, or under Section 3(i) of the Ordinance, to any employee or consultant (as applicable) in such amounts and subject to such terms and conditions as the Plan Administrator shall deem appropriate. On the settlement date of a RSU, unless otherwise noted in the Allocation Agreement, the Company shall transfer to the Participant one fully paid and non-assessable Shares for each RSU scheduled to be paid out on such date and not previously forfeited. RSUs shall settle following vesting and any other provisions, all as shall be provided in the Allocation Agreement.

(i)
All Awards of RSUs made pursuant to this Plan will be evidenced by an Allocation Agreement and will comply with and be subject to the terms and conditions of this Plan.

(ii)
RSUs shall be subject to such terms and conditions as the Plan Administrator may impose. These terms and conditions may include restrictions based upon completion of a specific period of service with the Company or an Affiliated Company as set out in advance in the Participant's individual Allocation Agreement.

15.6.

RSUs shall be evidenced by the terms of the Allocation Agreements. Such agreement shall conform to the requirements of this Plan and may contain such other provisions, as the Board or the Compensation Committee (as applicable) shall deem advisable.

16.	Period of the Plan

16.1.

This Plan shall be in effect for a period of ten (10) years from its approval by the Company’s Board, unless the Company’s Board decides on earlier terminate. For avoidance of doubt it is clarified that no Options and/or RSUs shall be allocated under this Plan during the period later than 10 years from the date this Plan was approved by the Company’s Board, however the provisions of the Plan shall continue to apply to Options and/or RSUs allocated under the Plan (even if the 10-year period from the date of approval has lapsed) until the end of the Expiration Period of the Options and/or RSUs in accordance with the Allocation Agreement.

16.2.

Notwithstanding the provisions of the Plan, the Board is entitled, at any time, to change, suspend or cancel, retroactively or otherwise, the entire Plan or a part thereof (including any change meant to ensure the Company is in compliance with the provisions of law), provided that save for amending copying errors, amendment deriving from the requirements of applicable law or as explicitly set forth in the Plan, the rights of Participants with respect to Awards granted to them prior to the change, suspension or cancellation shall not be prejudiced without the consent of such Participants. The Board is entitled to change the terms of Awards granted to Participants, in retroactively or prospectively, provided that save for amending copying errors, amendment deriving from law, applicable accounting principles or as explicitly set forth in the Plan, the rights of Participants with respect to Awards granted to them prior to the change shall not be prejudiced without the consent of such Participants.

16.3.

Notwithstanding the provisions of the Plan, the Board is entitled to perform the following actions: (A) increase the number of Shares that may be issued according to the Plan; (B) extend the validity of the Plan; (C) materially expand eligibility to participate in the Plan; (D) expand the class of Awards and/or benefits provided in the framework of the Plan.

17.	Tax Consequences

17.1.

The Participants shall be solely liable for any tax consequences deriving from Allocation of Options and/or RSUs and/or Shares in the framework of this Plan, vesting of any Award, exercise of any Option and/or settlement of any RSUs, sale or transfer of Shares or from any other event or activity (of the Company and/or its Affiliated Companies and/or the Trustee and/or the Participant) related to Awards of Options and/or RSUs or to Shares allocated under this Plan. The Company and/or its Affiliated Companies and/or the Trustee shall deduct tax as required by the Income Tax Ordinance and any applicable laws, regulations and rules. The Participants agree to indemnify the Company and/or its Affiliated Companies and/or the Trustee, and to release them from any liability for payment of any tax, fine or interest, including, and without limiting the generality of the aforementioned, any expense or payment related to the obligation to withhold tax at source from any payment made to the Participants or for any act related to Allocation, vesting, exercise, settlement, sale or transfer of Shares and/or Options and/or RSUs.

17.2.

The Company or any Affiliated Company and the Trustee may determine conditions and take any action that according to their discretion is necessary or fit for purpose of deducting the tax that must be deducted in accordance with applicable law with respect to Allocations made under the Plan, as well as with respect to vesting, exercise, sale, transfer of any Award and/or Option and/or RSUs and/or Share, including, and without derogating from the generality of the aforementioned: (A) deducting the amount necessary from any other amount that must be paid now or in the future to any Participant, including by deducting the necessary amount from the salary of the Participant or from other amounts it is entitled to, up to the maximum amount permitted by law, and/or (B) requiring Participants to pay to the Company or Affiliated Company the amount that must be deducted as a condition for allocation, delivery and/or release of the Shares, and/or (C) cause the exercise of Options and/or settlement of RSUs and/or sell the Shares held by or on behalf of Participants in order to pay such liability. In addition, Participants shall be required to pay any amount that exceeds the tax deducted and transferred to the tax authorities, subject to applicable law.

17.3.

With respect to Allocation without a Trustee, in the event any Eligible Participant ceases being an employee or officer of the Company or of any Affiliated Company, the Eligible Participant shall provide to the Company and/or such Affiliated Company collateral or surety to the satisfaction of the Company, for payment of the tax required upon sale of the Shares, all subject to the provisions of Section 102 of the Income Tax Ordinance and the Rules.

17.4.

The aforementioned does not purport to be an authorized interpretation of the provisions of law mentioned above, nor does it purport to be an exhausting description of all provisions of law pertaining to the taxes that may apply in connection with the Awards allocated to Participants, and does not substitute legal and professional consultation in such regard. Each Participant is urged to consult with a tax advisor with respect to the tax consequences deriving from receipt and/or exercise of any Award under this Plan.

18.	Compliance with the Law

Shares shall not be issued pursuant to exercise of Options and/or settlement of RSUs or in connection with other Award, unless the exercise of the Options and/or settlement of RSUs or grant of Award, and the issuance of Shares were carried out in accordance with the provision of applicable law, including securities law and the professional guidelines of the Stock Exchange.

19.	General Provisions

19.1.

Adoption of the Plan by the Board shall not be construed as limiting authority of the Board to adopt other incentive arrangements as it deems fit, including granting additional Options and/or RSUs and/or Shares and/or other securities not under the Plan, and such arrangement may apply in general or in certain instances.

19.2.

The terms of each Award, granted under the Plan, may be different than other Awards simultaneously granted under the Plan. The Company’s Board is entitled to grant more than one Option or one RSU to any Participant during the period of the Plan, whether in addition or substitution of one or more other Options or RSUs granted to such Participant.

19.3.

Any income or profit attributed (or purported to be attributed) to any Participant for Options or RSUs or Shares under this Plan, shall not be deemed part of such Participant’s salary for all intents and purposes (except for purpose of deducting tax and other mandatory deductions) and shall not be taken into account while calculating the basis for the Participants entitlement towards the Company to receive any social benefits (including, severance, social allocations, pension, etc.) or other rights or benefits deriving from the employment relationship.

20.	Applicable Law and Jurisdiction

The laws of the State of Israel shall apply to the Plan and any document issued now or in the future in connection with or in the framework of the Plan.

****************************************

Appendix B

Amended Compensation Policy

AMENDED AND RESTATED EXECUTIVE OFFICERS COMPENSATION POLICY

PREAMBLE

This Executive Compensation Policy (the “Policy”) of Nano Dimension Ltd. (the “Company”) is adopted in accordance with the requirements and limitations set forth in the Israeli Companies Law, 5759-1999 (the “Companies Law”). This Policy applies to all the Company’s Office Holders, as such term is defined in the Companies Law (hereinafter referred to as the “Executives”).

The Policy refers to the terms of compensation of the Company’s Executives and the termination terms thereof.

PURPOSE

The purpose of this Policy is to set rules and guidelines with respect to the Company’s compensation strategy for Executives designed to retain and attract highly qualified Executives by providing competitive compensation (within the Company’s ability to fund compensation based on its financial resources), while creating appropriate incentives considering, inter alia, risk management factors arising from the business of the Company, the size of the Company (including without limitation, its sales volume and number of employees), the nature of its business and its then current cash flow situation, in order to promote the Company’s long-term goals, work plan, policies and the interests of the shareholders of the Company.

This Policy is also designed to allow the Company to create a full compensation package for each of its Executives based on common principles, considering the experience of each of the Executives, as well as the characteristics of their respective position and their performance.

With respect to variable compensation components, the Policy is designed to allow the Company to consider each Executive’s contribution in achieving the Company’s short-term and long-term strategic goals and in maximizing its profits from long-term perspective and in accordance with the Executive’s position.

By setting this Policy, the Company intends to increase the sense of solidarity of Executives with the Company and its activities, to increase the Executives’ motivation to advance the long-term business of the Company and to make it more innovative, efficient and profitable; and to achieve higher levels of performance by Executives, while rewarding Executives for their efforts, and enabling the Company to retain and attract highly skilled qualitative human capital within or to the Company.

For the avoidance of doubt, it is hereby clarified that nothing herein shall change any previous agreement of the Company with any of the Company’s Executives that was approved by the Board of Directors and/or the Shareholders of the Company prior to this policy becoming effective.

OVERVIEW OF EXECUTIVES’ COMPENSATION COMPONENTS

Directors – Non-Employee Directors, including External Directors (if any) and Independent Directors, shall receive compensation in the form of cash, long-term equity-based incentive through the Company’s incentive option plan(s), as well as reimbursement of expenses incurred by them in the performance of their duties as shall be determined and approved by the Company’s Compensation Committee (the “Compensation Committee”), the Board of Directors (the “Board”) and by the General Meeting of Shareholders (the “General Meeting”) (to the extent required by law), and shall not exceed the maximum amounts set in accordance the Companies Regulations (Rules on Compensation and Expenses of External Directors), 5760-2000 (the “Compensation Regulations”).

This paragraph 3.a) does not include Directors who are serving as full time employees in the company.

Chief Executive Officer – The compensation of the Company’s Chief Executive Officers (the “CEO”) shall include a base salary, reimbursement of expenses incurred by him or her in the performance of his or her duties, performance bonus, compensation in equity and other social benefits usually granted to CEOs in similar industries within the territories (USA, UK, Switzerland, Germany, Israel) where the executive resides permanently or a combination of territories where he spends most of his time, with periodical adjustments to the different currencies’ exchange rates as needed, which shall be described further in this Policy. Such compensation, including performance targets and the maximum variable components of the CEO, shall be approved by the requisite corporate body in accordance with the Companies Law.

Executives Subordinate reporting directly to the CEO (the “Subordinate Executives”) – The compensation of the Company’s Subordinate Executives shall include a base salary, reimbursement of expenses incurred by them in the performance of their duties, performance bonus, compensation in equity and other social benefits usually granted to Executives in similar industries within the territories (USA, UK, Switzerland, Germany, Israel) where the executive resides permanently or a combination of territories where they spend most of their time, with periodical adjustments to the different currencies’ exchange rates as needed, which shall be described further in this Policy. Such compensation, including performance targets and the maximum variable components payable to each Subordinate Executive, shall be presented and recommended by Company’s management and approved by the requisite corporate body in accordance with the Companies Law.

4. GENERAL CONSIDERATIONS

While setting the compensation of each of the Executives, the Compensation Committee and the Board shall consider and refer to the following criteria, in accordance with the Companies Law:

The Executive’s education, skills, expertise, professional experience and achievements;

The Executive’s position, responsibilities and his or her previous compensation arrangements;

Executive’s expected contributions to the future growth and profitability of the Company;

If the employment terms include variable components – the possibility of reducing such variable components at the discretion of the Board and the possibility of setting a limit to the realizable value of variable components of equity which are non-cash disposed;

The employment terms may include a severance arrangement which will take into consideration the circumstances of the Executive retirement.

Without derogating from the foregoing general criteria, the Compensation Committee and the Board may consider additional benchmark information, as shall be required and available from time to time.

5. FIXED COMPENSATION

5.1. BASE SALARY

Directors – Non-Employee Directors, including External Directors (if any) and Independent Directors, shall receive compensation in the form of cash, long-term equity-based incentive through the Company’s incentive option plan(s), as well as reimbursement of expenses incurred by them in performance of their duties as shall be determined and approved by the Compensation Committee, the Board and the General Meeting (to the extent required by law), and shall not exceed the maximum amounts set in accordance the Companies Regulations (Rules on Compensation and Expenses of External Directors), 5760-2000 (the “Compensation Regulations”).

Chief Executive Officer – The CEO shall receive a base salary and reimbursement of expenses incurred in performance of his/her duties (where the Company may issue him/her credit or debit cards to cover such expenses), as shall be determined and approved by the Board and by any other requisite organs, in accordance with the Companies Law. The CEO’s base salary shall be designed to reward the CEO for the time and effort spent by him or her in the performance of his or her tasks and duties in the day-to-day management of the Company and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the CEO such as education, expertise, professional experience and achievements, while considering his or her responsibilities and the requirements derived from the position.

Subordinate Executives – The Subordinate Executives shall receive a base salary and reimbursement of expenses incurred in performance of their duties (where the Company may issue them credit or debit cards to cover such expenses), as shall be determined and approved by the Board. Subordinate Executive’s base salary shall be designed to reward the Subordinate Executive for the time and effort spent by him or her in the performance of his or her tasks and his day-to-day duties and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the Subordinate Executive, such as education, expertise, professional experience and achievements, while considering his or her responsibilities and the requirements derived from his or her position.

Set forth below is the maximum annual base salary cost for the CEO and Subordinate Executives:

Position	Maximum Annual	Maximum Annual

	Salary Cost (Israel based)		Salary Cost (Non-Israel based)
CEO	NIS	3,960,000	$1,200,000
Subordinate Executive	NIS	2,640,000	$800,000

Subject to the Maximum Annual Salary Cost in section (d) above, the Compensation Committee and the Board shall be entitled at their own discretion to change the compensation of any of the Executives by up to 30% of the previously approved compensation of said Executive (the “Non-Material Change”).

Without derogating from the provisions of Section 5.1.e above, as long as the Subordinate Executive’s annual base salary cost does not exceed the Maximum Annual Salary Cost (for Israeli based, or non-Israel based, as the case may be), a Non-Material Change to the compensation terms of the Subordinate Executives can be approved solely by the CEO and shall not require the Compensation Committee’s approval.

5.2 A LUMP SUM SIGN UP BONUS

All Executives, excluding Non-Employee Directors, may be incentivized through lump sum sign up cash bonuses, designed to attract skilled and experienced executives in a competitive industry environment. The lump sum sign -up bonus shall not exceed NIS 1,300,000 for Israeli based executives and $400,000 for non-Israel based executives and shall not be calculated as part of the Executive’s fixed compensation.

5.3 ADDITIONAL BENEFITS

Executives, excluding Non-Employee Directors, shall be entitled to any and all basic social benefits provided by the applicable Israeli Law, including, among others and without limitation, advance notice period for termination of employment, annual leave, sickness leave, pension and/or managers insurance, education fund, convalescence payments (d’mei avraha) and severance payments.

In addition to these benefits, the Executives may be entitled at Company’s account to other industry standards benefits and insurances, such as all or any of the following benefits:

Some social, incidental benefits (such as: pension and long term savings, life insurance, severance pay, vacation and sick leave) and prior termination notice are mandatory according to different local legislation, where some are provided according to market conventions and enable the Company to compete in the relevant labor market (such as education funds and company car in Israel) and others are meant to complement the base salary and compensate the Executives for expenses caused in connection with their job requirements (such as: travel expenses or allowances). To comply with the foregoing, the Company adopts the following compensation terms:

The Company will provide all Executives with pension, long term disability and life insurance according to local practices and legislation and shall make such payments, contributions and deductions as required under applicable law and as customary for companies such as the Company. In Israel, the Company will provide all Executives educational fund (keren hishtalmut) as well.

The Company may subsidize Company cars for Executives (and gross up taxes in connection therewith).

The Company may provide all Executives with mobile phones for their use and will bear all taxes related to the use of the phone according to local legislation.

The Company may cover any reasonable costs associated with an Executive’s permanent move to a location decided by Company.

Each Executive will be entitled to annual vacation according to prevailing Company procedures and policies, taking into consideration any relevant prior tenure and local legislation.

Each Executive will be entitled to sick leave according to Company procedures and any relevant local legislation.

Each Executive will be entitled to any additional benefits and perquisites according to Company procedures and any relevant local legislation.

Executives may be entitled to an unconditional advance notice period prior to Company termination of employer/employee relations (where Company may waive the actual work of Executives during the advance notice period) according to the following table:

Position	Months
CEO, COO, and all C-level executives	Up to 18 months
Vice President (“VPs”) and other Executives	Up to 8 months

Without derogating from the advance notice period above and in addition thereto, the Company, with the approval of the Compensation Committee, will be authorized to approve severance pay of, including special consideration for confidentiality and non-competition undertakings upon termination of employment.

All Executives, including Non-Employee Directors, shall be entitled to coverage by a D&O insurance policy and to receive from the Company an exemption and indemnification letter reflecting maximum indemnification and exemption in accordance with applicable law, as shall be approved from time to time in accordance with the Companies Law, if any. The Company shall be entitled to purchase a D&O insurance policy for the Executives currently in office and other Executives as may be elected and/or appointed from time to time, serving from time to time, including those who are controlling shareholders in the Company and their relatives (as such terms are defined in the Companies Law), with an annual coverage of up to $50,000,000 and an annual premium of up to $2,000,000, provided that the terms of engagement are in arm’s length and that such engagement is not expected to have a material effect on the Company’s profitability, assets or liabilities.

c) All Executives, including Non-Employee Directors, shall be entitled to coverage by a POSI insurance policy (Public Offering of Securities Insurance). The maximal coverage for a POSI insurance policy that will supplement the insurance coverage for events that were not taken into account at the time of purchasing the insurance policy (such as a share offering, share offering in a foreign stock exchange, financing, or publication of a prospectus, etc.) shall not exceed $30,000,000 and an annual premium of up to

$100,000, provided that the terms of engagement are at arm’s length and that such engagement is not expected to have a material effect on the Company’s profitability, assets or liabilities.

6. VARIABLE COMPENSATION

6.1. GENERAL

Executives, other than Non-Employee Directors, may be incentivized through cash bonuses, designed to reward the Executives for personal achievement, reflecting his or her contribution to achieve the Company’s goals. Such incentives will be made through an annual program that defines performance targets based on the role and scope of each Executive. Actual payments are driven by the business and individual performance and achievement vis-à-vis the performance targets set at the beginning of the year and no later than the publication of the Annual financial statements of the Company, with upside potential tied to achieving budgeted performance.

All Executives, including Non-Employee Directors, may be additionally incentivized by a long-term equity-based incentive through the Company’s incentive option and RSU plan(s), designed to create a proximate interests of maximizing shareholder value, as reflected in the increase in the value of Company’s shares, and provide the Executives with a stake in the Company’s success, thus linking the Executives’ long-term financial interests with the interests of the Company’s shareholders and shareholders’ value.

In determining the said annual performance targets for Executives and the cash bonus and long-term equity-based incentives payable to each Executive as aforementioned, consideration should be given to promote the Company’s long-term goals and to ensure that at least with respect to the CEO a material portion of the variable components be determined based on measurable criteria. Additional portion of the variable components (and with respect to Subordinate Executives, up to the entire portion of the variable components) may be based on non-measurable criteria considering the Executives’ contribution to the Company.

While determining the Executives performance targets, the Company may take into consideration diverse parameters such as, without limitation, sales of products, execution of commercial cooperation deals, new products, commencement of a revenue stream, realization of expense budget targets or cash flow, financial results, efficiency metrics, shareholders value, execution of projects, attainment of milestones, etc.

6.2. ANNUAL PERFORMANCE BONUS

6.2.1. Payment of the annual performance bonus (the “Bonus”) to Executives, other than Non-Employee Directors, shall be tied to long-term corporate performance, rather than short-term stock market performance, with the goal of eliminating abuses resulting from a short-term focus.

6.2.2. Such Bonus shall be made in accordance with each Executive’s performance targets and based, among others, upon some or all the following factors:

The Company’s achievement some or all financial performance metrics, consisting of annual revenue targets, earnings before interest, taxes, depreciation and amortization target and free cash flow target, each based on the Company’s annual budget (to be approved by the Board);

Achievement of the Executive defined Management by Objectives (“MBOs”) which will be determined by the CEO with respect to the Subordinate Executive. Achievement of the CEO defined by Measurable Management by Objectives (“MMBOs”), as defined in advance by the Compensation Committee and the Board with respect to the CEO, for the following year, by the time the Board approves the annual financial statements of the past year; and

Discretionary and based upon achievement of the Executive performance goals, which shall be determined by the CEO with respect to the Subordinate Executive and by the Compensation Committee and the Board with respect to the CEO, considering tangible and intangible performance factors as it deems appropriate, including the Executive’s relative contribution to the Company.

6.2.3. In defining the Bonus, the Company shall consider the weight and percentage of each of the factors for the calculation of the Bonus as prescribed in the following table, regarding all Executives in the Company (CEO, CFO, VP of Sales and others).

Position	Financial Factors	Defined MBOs	Discretionary
CEO, CFO	50-100%	up to 50%	up to 25%2
Other Executives	0-100%	up to 100%	up to 25%

Notwithstanding sections 6.2.1 through 6.2.3, the Company shall be entitled to determine, that the entire Bonus for a Subordinate Executives be discretionary, while considering the Subordinate Executives’ contributions to the Company, provided that the cash Bonus amount does not exceed 12 gross base monthly salaries of the said Subordinate Executive and subject to the variable compensation limitations specified in Section 8 below.

Payment of the annual Bonus (if any) will be made within 30 days after the publication of the financial statements for the year for which the Bonus is paid, unless the Executive’s employment is terminated prior to such date, in which case the Compensation Committee and the Board of Director may make appropriate adjustments, which may include payment at any time before the publication of the financial statements. Any such bonus may be paid in cash in a single lump sum or by equity compensation, or a combination of both3.

The Executives annual cash Bonus shall not exceed the following amounts:

CEO - the aggregate amount equivalent to 18 gross base monthly salaries of the CEO.

Other Executives - the aggregate amount equivalent to 12 gross base monthly salaries of the respective Executive.

6.3. SPECIAL BONUS

The Board of Directors, subject to the recommendation of the Compensation Committee and the officer’s direct supervisor, may decide to grant a special bonus (beyond the Annual Performance Bonus, as described in Section 6.2 above), to an officer of the Company in respect of special efforts performed by the officer and/or in respect of the significant contribution of the officer to the Company’s operations, provided that the special bonus, together with the discretionary factor of the Annual Performance Bonus, shall not exceed eight (8) monthly base salaries (the “Special Bonus”). The Special Bonus is separate from the annual bonus. An approval of a Special Bonus to the CEO, that meets the aforesaid conditions, shall not be subject to the approval of the General Meeting, as long as the aggregate amount of the Special Bonus does not exceed 12 monthly salaries, provided that the CEO is not a director of the Company.

6.4 COMMISSIONS

The CEO may decide to grant Israeli and/or non-Israeli Subordinate Executives that are providing services of sales, marketing and/or business development for the Company, with commissions, as shall be determined in their employment agreement (the “Sales Executives” and “Commission”, respectively). The purpose of granting Commissions to Sales Executives is to incentivize Sales Executives to increase the amount of sales of Company’s products. For each Sales Executive, the aggregate amount of Commissions paid by the Company in each calendar year shall be up to 12% of the Company’s income from sales, and in any case, the amount paid for each Sales Executive shall not exceed $1,000,000. The Commissions will be paid on either a monthly or quarterly basis. The maximum amount of Commissions shall be considered from time to time considering the Company’s operation.

The Commission paid to a Sales Executive shall be separate from the Bonus and/or Special Bonus given to them, or instead of Bonus and/or Special Bonus, as decided in each case by the CEO. shall be limited by the ratio between the fixed compensation and variable compensation, as further specified in section 8 herein.

Subject to Section 8 below.

If a Bonus is paid to the CEO with respect to the achievement of MBOs, the Company shall provide disclosure of the CEO’s achievement of such MBOs.

6.5. EQUITY BASED INCENTIVES

Equity-based compensation may be granted to Executives, subject to the Company incentive option and RSUs plan, as may be in effect from time to time (collectively, the “Equity Incentive Plans”), in any form permitted under such plans, including stock options and/or RSUs. Such Equity Incentive Plans will be designed to allow non-required shareholders dilution on the one hand, yet to provide a long-term retention tool and spreading the risk for gain, on the other hand.

All equity-based incentives granted to Executives shall be subject to vesting over a vesting period of up to five (5) years in order to promote long-term retention of the awarded Executives and may be further subject to full acceleration upon a change of control event, if determined and approved by the Compensation Committee and the Board. Unless otherwise determined in a specific share option and/or RSUs award agreement and unless accelerated upon a change of control event (according to Companies law), options/RSUs grants to Executives shall be exercisable according to a Vesting Schedule (“VS”). The VS of the options/RSUs per individual grantee of the Subordinate Executives will be as per the CEOs decision, spread over the vesting period in equal or non-equal quantities, through equal or non-equal periods as per CEO’s decision. Unless otherwise determined in a specific share option award agreement, the exercise price of the equity-based compensation, in case of options, shall be calculated according to the average closing price of the Company’s Ordinary Shares represented by American Depository Shares on the Nasdaq during the last 30 trading days prior to the date of grant. For the avoidance of any doubt, as further specified in the Company’s Equity Incentive Plans, ungranted equity -based compensation for Executives and/or employees, shall not exceed 20% of the Company’s fully diluted share capital. With approval of the compensation committee and the board of directors, the company can decide to replace existing Options with RSUs or existing options with other Options, in different quantities of RSUs and/or Options as well as with different vesting periods and/or exercise price or in different quantities or RSUs and/or Options.

The Equity-based compensation granted to an Executive in each 12-month period shall not exceed at the date of the grant, the aggregate amount of five thousand percent (5000%) (fifty times) of the cost of the Executive’s annual salary, including benefits, calculated by the Black & Scholes model. as the vesting will be per the specific agreement with the executive.

ANNUAL EQUITY-BASED PLAN FOR COMPANY’S NON-EXECUTIVE DIRECTORS

An annual equity-based plan to purchase Ordinary Shares by non-executive directors under the Company’s Employee Stock Option Plan (2015) (the “Plan”), will be allowed, as follows:

Annual Grant for non-executive board members

At the beginning of each year, commencing on January 1, 2027, all non-executive directors who are members of the Board of Directors at this time, shall be entitled (without the need of further shareholders’ approval) to a certain amount of restricted share units (“RSUs”) to be vested into Ordinary Shares of the Company, as follows (the “Annual Grant”):

For each non-executive member of the Board of Directors- Annual RSUs in the maximum value of $150,000 without a fixed cap on the number of RSUs, subject to the availability of shares under the applicable equity incentive plan and reasonable equity burn-rate considerations, vested over a one-year period.

or

For a non-executive chairman of the Board of Directors- Annual RSUs in the maximum value of $150,000 without a fixed cap on the number of RSUs, subject to the availability of shares under the applicable equity incentive plan and reasonable equity burn-rate considerations vested over a one-year period.

Final number of RSUs will be calculated based on the average closing price of the ADS in the last 30 days before the last day of the required approval for entitlement (the “Date of Grant”).

The RSUs would continue to vest annually. For new non-executive directors joining the Board of Directors, outside of the normal annual general meeting cycle, annual equity awards would be pro-rated to reflect the remaining period in the annual cycle until the next planned award date. The pro-rated amount of RSUs will be subject to annual vesting.

In case a non-executive director ceases any of his or her duties as mentioned above, the unvested RSUs which were granted to him or her for his or her duty will expire immediately. Any annual grant of RSUs will be subject to an annual vesting under the Plan; the amount of the RSUs granted to each non-executive director shall vest on each anniversary following the Date of Grant (as applicable).

ANNUAL CASH RETAINER FOR COMPANY’S NON-EXECUTIVE DIRECTORS

The annual cash retainer shall be paid (without the need of further shareholders’ approval) on a quarterly basis, and shall apply to the non-executive directors, or to such non-executive directors that will be appointed or elected in the future, effective from their respective appointment or election, commencing on January 1, 2027, and shall include:

Annual Board member cash retainer of $75,000;

Annual committee member cash retainer of $10,000 for audit committee, compensation committee and any non-standard committee;

Annual Board Chair cash retainer of $125,000;

Annual committee Chair cash retainer of $20,000 for audit committee and compensation committee, and $25,000 for any non-standard committee.

The annual cash retainer will be paid on a quarterly basis, and shall apply to the non-executive directors, or to such non-executive directors that will be appointed or elected in the future, effective from their respective appointment or election, commencing on January 1, 2027.

7. INTER-COMPANY COMPENSATION RATIO

The Compensation Committee and the Board have examined the ratio between the annual salary of Executives and the average and median salary of the other employees of the Company. The Company has decided that the ratio between the compensation of the Israeli Executives to the average and median salary of the rest of the employees in the Company will not be higher than 50 times, and the ratio between the compensation of the non- Israeli Executives to the average and median salary of the rest of the employees in the Company will not be higher than 50 times. The Compensation Committee and the Board consider the intercompany compensation ratio should be reasonable, fair and appropriate, in commensuration with labor market conditions in specific territory where the Executive and/or employees reside, taking into account the senior position of the Executives and their scope of responsibilities and believe it will not have a negative impact on work relations in the Company.

8. RATIO BETWEEN FIXED COMPENSTION AND VARIABLE COMPENSATION

Unless otherwise determined in a specific Executive employment agreement (to be approved by the Board), the maximum value of the variable compensation components shall be up to 500% of each Executive’s total fixed compensation package on an annual basis.

The total variable compensation, for each Executive, in one calendar year (including the lump sum sign up bonus in section 5.1, the annual bonus in section 6.2) and any other compensation that is deemed as variable compensation, shall not exceed the above-mentioned limitation in this section 8. Moreover, the total discretionary compensation of the CEO in one calendar year (including the lump sum sign up bonus in section 5.1, and the discretionary component of the annual bonus in section 6.2) and any other compensation that is deemed to be discretionary compensation, shall not exceed the aggregate amount equivalent to 24 gross base monthly salaries of the CEO.

9. RECOUPMENT POLICY

The Company may seek reimbursement of all, or a portion of any compensation paid to an Executive based on financial data included in Company’s financial statements in any fiscal year that are found to be inaccurate and are subsequently restated.

In any such event, Company will seek reimbursement from the Executives to the extent such Executives would not have been entitled to all or a portion of such compensation, based on the financial data included in the restated financial statements.

The Compensation Committee will be responsible for approving the amounts to be recouped and for setting terms for such recoupment from time to time.

10. EXCHANGE RATES

Monetary amounts in this Policy are quoted in $/NIS, yet subject to the applicable currency exchange rates. According to the relative time an Executive spends in different territories and geographies, periodical adjustments to the different currencies’ exchange rates will be applied, subject to approval of compensation committee when it is related to the CEO, and as needed as those exchange rates relate to certain payments due to the Executive which are approved but not originally quoted, while not in the currencies which fit the specific updated circumstances.

11. REVIEW, RECOMMENDATION AND APPROVAL OF THE POLICY

The Compensation Committee shall review and evaluate this Policy from time to time, monitor its implementation, and recommend to the Board and the General Meeting to make any amendment or restatement to the Policy as it deems necessary from time to time.

Pursuant to the Companies Law, this Policy will be brought to the approval of the General Meeting, and once adopted, unless otherwise determined by the Board and the General Meeting, shall serve as the Company’s Policy for three years commencing as of its adoption by the General Meeting.

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Your vote BNY: PO BOX 505006, Louisville, KY 40233-5006 matters! Have your ballot ready and please use one of the methods below for easy voting: Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Mail: Nano Dimension Ltd. • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided For Shareholders of record as of November 4, 2026 Tuesday, December 29, 2026 5:00 p.m., Israel Time (10:00 a.m. EST) YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 7:00 P.M. ISRAEL TIME (12:00 P.M. EST), WEDNESDAY, DECEMBER 23, 2026 NANO DIMENSION LTD. Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 7:00 P.M. Israel time (12:00 p.m. EST) on Wednesday, December 23, 2026) The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by such Shares of Nano Dimension Ltd. registered in the name of the undersigned on the books of the Depositary For shareholders of record at the close of business on Wednesday, November 4, 2026 at the Annual General Meeting of the Shareholders of Nano Dimension Ltd. to be held on December 29, 2026 or any postponement or adjournment thereof in respect of the resolutions specified on the reverse. https://www.sec.gov/Archives/edgar/data/1643303/[Link to be updated] https://investors.nano-di.com/2026-AGM-Proxy-Statement NOTE: Please direct the Depositary how to vote by completing the reverse side. This voting Instruction Card, when properly executed and returned, will be a request to the Depositary to vote or cause to be voted the shares or other Deposited Securities represented by your ADRs as directed herein. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other Deposited Securities, other than in accordance with such instructions. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Nano Dimension Ltd. Annual General Meeting of Shareholders Please make your marks like this: 1. To re-elect the Class I director, Paul Fruchthandler, to hold office until the 2027 annual general meeting of shareholders, the two Class II directors, Moshe Rozenbaum, and Nadav Kidron, to hold office until the 2028 annual general meeting of shareholders, and the two Class III directors, Phillip Borenstein and Eliezer Eli Tarlow, to hold office until the 2029 annual general meeting of shareholders, or until their successors are duly elected and qualified, subject to their earlier resignation or removal; FOR AGAINST ABSTAIN 2. To approve and ratify the removal of KPMG LLP and the appointment of Kesselman & Kesselman ("PwC Israel") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the next annual meeting, and to authorize the Board of Directors to determine their compensation; 3. To approve, on a non-binding advisory basis, compensation for the Company's named executive officers ("say-on-pay votes"); 4. To approve, on a non-binding advisory basis, the frequency of future say-on-pay votes; 1YR 2YR 3YR 5. To approve an extension of the Company's Employee Stock Option Plan; FOR AGAINST ABSTAIN 6. To approve and adopt the Company’s revised Compensation Policy and compensation for non-executive directors; 7. To approve the compensation terms of the Company's Chief Executive Officer, Moshe Rozenbaum. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name appears on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature (and Title if applicable) Signature (if held jointly)